PROSPECTUS

MVC Capital, Inc.

(Formerly known as meVC Draper Fisher Jurvetson Fund I, Inc.)
Non-Transferable Rights Offering to Purchase
6,146,521 Shares of Common Stock

      We are granting at no cost to the holders of shares of our common stock subscription rights to purchase 6,146,521 shares of our common stock. The rights are non-transferable and will not be admitted for trading on the New York Stock Exchange (“NYSE”). You will receive one right for every share of our common stock that you own as of the record date, which is December 3, 2004. For every two rights held, you will be able to purchase one share of our common stock at the subscription price. Fractional shares will not be issued upon exercise of rights. As more fully described in this prospectus, you can also purchase shares of our common stock not acquired by other stockholders in this rights offering.

      The subscription price per share will be 95% of the Fund’s net asset value (“NAV”) per share on January 3, 2005, which we refer to as the pricing date. Since the close of the rights offering on the expiration date will coincide with the pricing date, stockholders who choose to exercise their rights will not know the subscription price per share at the time they exercise such rights. The offer will dilute the ownership interest and voting power of the common stock owned by stockholders who do not fully exercise their basic subscription rights. Further, because the subscription price per share will be at a discount to the Fund’s NAV per share, the offering will dilute (i.e., reduce) the Fund’s NAV per share. Stockholders who do not fully exercise their basic subscription rights should expect, upon completion of the rights offering, to own a smaller proportional interest in the Fund than before the rights offering.

      The rights will expire if they are not exercised by 5:00 p.m., New York time, on January 3, 2005, the expiration date of the rights offering unless extended. We, in our sole discretion, may extend the period for exercising the rights. You will have no right to rescind your subscriptions after receipt of your payment of the estimated subscription price except as described in this prospectus.

      Please read this prospectus before investing, and keep it for future reference. It contains important information about us. The Securities and Exchange Commission (“SEC”) maintains an Internet website (http://www.sec.gov) that contains other information about us.

      We are an internally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to seek to maximize total return from capital appreciation and/or income. We seek to achieve our investment objective primarily by providing equity and debt financing to small and middle-market companies that are, for the most part, privately owned. No assurances can be given that we will achieve our objective. Our common stock is traded on the NYSE under the symbol “MVC.” As of December 2, 2004, the last reported sale price on the NYSE for our common stock was $9.25 and the Fund’s NAV per share was $9.48. To view the Fund’s latest NAV per share, visit the Fund’s Internet website address at http://www.mvccapital.com.

	Per Share	Total

Estimated Subscription Price(1)	$9.01	$55,355,568
Sales Load	None	None
Proceeds to the Company(2)(3)	$9.01	$55,355,568

(1)	Estimated, using 95% of the Fund’s NAV per share on December 2, 2004.

(2)	Before deduction of expenses incurred by us related to this rights offering estimated to be $450,000.

(3)	The proceeds that we will receive in this rights offering assumes that all 6,146,521 shares are purchased at this estimated subscription price. If the Fund increases the number of shares subject to subscription by 25%, the proceeds, before expenses, to the Fund will be $69,194,458.

      The Fund may increase the number of shares of common stock subject to subscription by up to 25%, or up to an additional 1,536,630 shares, for an aggregate total of 7,683,151.

      You should review the information set forth under “Risk Factors” on page 15 of this prospectus before investing in our common stock.

      Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representations to the contrary are a criminal offense.

December 3, 2004

      We have not authorized any dealer, salesman or other person to give any information or to make any representations other than those contained in this prospectus. You must not rely upon any information or representation not contained in this prospectus as if we had authorized it. This prospectus does not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which it relates, nor does it constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus is accurate as of the date of this prospectus.

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1
IMPORTANT DATES TO REMEMBER	8
FEES AND EXPENSES	11
SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA	12
RISK FACTORS	15
THE RIGHTS OFFERING	24
USE OF PROCEEDS	34
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS	35
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE PERIOD FROM NOVEMBER 1, 2000 TO JULY 31, 2004	36
SENIOR SECURITIES	50
BUSINESS	51
PORTFOLIO COMPANIES	59
DETERMINATION OF FUND’S NET ASSET VALUE	64
MANAGEMENT	66
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS	74
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	77
FEDERAL INCOME TAX MATTERS	78
CERTAIN GOVERNMENT REGULATIONS	82
DIVIDEND REINVESTMENT PLAN	84
DESCRIPTION OF CAPITAL STOCK	84
LEGAL MATTERS	85
SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR	85
BROKERAGE ALLOCATION AND OTHER PRACTICES	85
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	85
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS	F-1

i

PROSPECTUS SUMMARY

      The following summary contains basic information about this rights offering. It may not contain all the information that is important to an investor. For a more complete understanding of this rights offering and MVC Capital, Inc. we encourage you to read this entire document and the documents to which we have referred. Next to each section heading in this summary, we have referenced a page number where you can find the corresponding section containing a more detailed discussion of the matter discussed in the summary.

      In this prospectus, unless otherwise indicated, “MVC Capital,” “we,” “us,” “our” or the “Fund” refer to MVC Capital, Inc. and its subsidiary, MVC Financial Services, Inc.

BUSINESS (Page 51)

      MVC Capital is an internally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. MVC Capital provides long-term equity and debt investment capital to fund growth, acquisitions and recapitalizations of small and middle-market companies in a variety of industries primarily located in the United States. Our investments can take the form of common and preferred stock and warrants or rights to acquire equity interests, senior and subordinated loans, or convertible securities. Our common stock is traded on the NYSE under the symbol “MVC.”

      Although the Fund has been in operation since 2000, the year 2003 marked a new beginning for the Fund. In February 2003, stockholders elected an entirely new board of directors. The board of directors developed a new long-term strategy for the Fund. In September 2003, upon the recommendation of the board of directors, stockholders voted to adopt a new investment objective for the Fund of seeking to maximize total return from capital appreciation and/or income. The Fund’s prior objective had been limited to seeking long-term capital appreciation from venture capital investments in the information technology industry. Consistent with our broader objective, we adopted a more flexible investment strategy of providing equity and debt financing to small and middle-market companies in a variety of industries. With the recommendation of the board of directors, stockholders also voted to appoint Michael Tokarz as Chairman and Portfolio Manager to lead the implementation of our new objective and strategy and to stabilize the existing portfolio. Prior to the arrival of Mr. Tokarz and his new management team in November 2003, the Fund had experienced significant valuation declines from investments made by the former management team. Since November 2003 (through October 31, 2004), we have posted approximately an $11.63 million cumulative increase in the net asset value (or NAV) from these prior investments. In fiscal 2004, we reversed a trend of 12 consecutive quarters of net investment losses, and posted a profitable third quarter. Further, the table below depicts the change in the Fund’s NAV per share from October 31, 2003 to October 31, 2004:

		October 31, 2003
		(prior to the arrival
	October 31, 2004	of the new
	(unaudited)	management team)

NAV per share	$9.40	$8.48

      In 2004, the new management team has made seven investments pursuant to our new strategy and committed $60,710,000 of capital to these investments. These investments are described below:

Octagon Credit Investors LLC (“Octagon”). The Fund provided $10,560,000 in mezzanine and senior debt as well as equity financing to Octagon in a management-led buyout and recapitalization. Octagon is a New York based asset management company that manages leveraged loans and high yield bonds through collateralized debt obligation (“CDO”) funds.

Vestal Manufacturing Enterprises, Inc. (“Vestal”). The Fund provided $1,000,000 in subordinated debt financing and $450,000 of equity financing to Vestal as part of its management-led buyout from its former parent. Vestal is a manufacturer and distributor of foundried iron and steel fabricated components and is based in Sweetwater, TN.

Baltic Motors Corporation (“Baltic”). The Fund provided a $4,500,000 mezzanine loan and $6,000,000 in equity financing to Baltic. Baltic is a U.S. company focused on the importation and sale of Ford and Land Rover vehicles and parts throughout Latvia.

Dakota Growers Pasta Company, Inc. (“Dakota Growers”). The Fund provided $5,000,000 in equity financing to Dakota Growers. Dakota Growers is a manufacturer of dry pasta and is based in Carrington, ND.

Impact Confections, Inc. (“Impact”). The Fund provided a $5,000,000 mezzanine loan and $2,700,000 in equity financing to Impact to support its acquisition of Melster Candies, Inc. Impact is a manufacturer and distributor of candies and is based in Colorado Springs, CO.

Timberland Machines & Irrigation, Inc. (“Timberland”). The Fund provided a $6,000,000 mezzanine loan and $4,500,000 in equity financing to Timberland in conjunction with Timberland’s purchase of the assets of The Sprinkler House and Timberland Machines’ divisions of Turf Products Corporation. Timberland is engaged in the wholesale distribution and service of professional landscape and premium consumer outdoor power equipment and is based in Enfield, CT.

Vitality Foodservice, Inc. (“Vitality”). The Fund provided $10,000,000 of preferred and $5,000,000 in common equity financing to Vitality to support the strategic buyout of Vitality by Goldner Hawn Johnson & Morrison. Vitality provides dispensed, non-alcoholic beverages to the foodservice industry worldwide and is based in Tampa, FL.

      We continue to perform due diligence and seek new investments that are consistent with our objective of maximizing total return from capital appreciation and/or income. We believe that we have extensive relationships with private equity firms, investment banks, business brokers, commercial banks, accounting firms, law firms, hedge funds, other investment firms, and industry professionals and management teams of several companies, which can continue to provide us with investment opportunities. In fact, we are currently working on an active pipeline of potential new investment opportunities. We expect that our equity and loan investments will generally range between $3 million and $25 million each, though we may occasionally invest smaller or greater amounts of capital depending upon the investment rationale and merit. While the Fund does not adhere to a specific equity and debt asset allocation mix, no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses as of the close of each quarter. Our investments are typically illiquid and are made through privately negotiated transactions. We generally seek to invest in companies with annual EBITDA between $3 million and $25 million. EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

      Our investment team is headed by Michael Tokarz, who has over 30 years of lending and investment experience. We have a dedicated originations and transaction development investment team that has significant experience in private equity, leveraged finance, investment banking and distressed debt transactions. The members of our investment team have invested during both recessionary and expansionary periods and through full interest rate cycles and financial market conditions. As of October 31, 2004, the Fund has four full-time and three part-time investment professionals. We also use the services of other investment professionals, with whom we have developed long-term relationships, on an as-needed basis. In addition, we employ four other professionals who provide investment support functions both directly and indirectly to our portfolio companies. As we grow, we expect to hire, train, supervise and manage new employees at various levels within the Fund.

      We expect that our investments in senior loans and subordinated debt will generally have stated terms of three to seven years. However, there is no limit on the maturity or duration of any security in our portfolio. The debt that we invest in will typically not be rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s). In addition, we may invest without limit in debt of any rating, including debt that has not been rated by any nationally recognized statistical rating organization.

      Our board of directors has the authority to change any of the strategies described in this prospectus without seeking the approval of our stockholders. However, the 1940 Act prohibits us from altering or changing our investment objective, strategies or policies such that we cease to be a business development company, nor can we voluntarily withdraw our election to be regulated as a business development company, without the approval of the holders of a “majority”, as defined in the 1940 Act, of our outstanding voting securities.

      Our portfolio company investments currently consist of common and preferred stock and warrants or rights to acquire equity interests, senior and subordinated loans, or convertible securities. At October 31, 2004, the value of all investments in portfolio companies was approximately $78.52 million and our gross assets were approximately $127.96 million.

      Substantially all amounts not invested in securities of portfolio companies are held in cash or are invested in short-term, highly liquid money market investments. As of October 31, 2004, the Fund’s investments in short-term securities were valued at approximately $48.74 million.

      We believe that we enjoy the following competitive advantages over other capital providers to small and middle-market companies:

•	Existing investment platform: As of October 31, 2004, we had $127.96 million in gross assets under management. Under the leadership and direction of Michael Tokarz, the Fund has made seven new investments pursuant to its new strategy of maximizing capital appreciation and/or income by providing long-term equity and debt investment capital to small and middle-market companies in a variety of industries. We believe that our current investment platform provides us with the ability to, among other things, identify unique investment opportunities and conduct marketing activities and extensive due diligence for potential investments.

•	Seasoned management team: We capitalize on our senior management team’s more than 60 years of combined experience in investing in leveraged loans, high yield bonds, mezzanine debt, distressed debt and private equity transactions. Collectively, our investment team has significant capital markets, investing and research experience and has invested during both recessionary and expansionary periods and through full interest rate cycles and financial market conditions. We believe that our senior management’s extensive relationships with financial institutions and companies, across a broad range of industries, provide us with a substantial ability to identify and invest in small and middle-market companies.

•	Opportunistic investment philosophy: Our management’s investment philosophy and method of portfolio construction involves an assessment of the overall macroeconomic environment, financial markets and company- specific research and analysis. While the composition of our portfolio may change based on our opportunistic investment philosophy, we continue to seek to provide long-term equity and debt investment capital to small and middle-market companies that we believe will provide us with the greatest return on our investment while taking into consideration the overall risk profile of the specific investment.

•	Extensive industry focus: We provide financing to companies in a variety of industries. We generally look at companies with secure market niches and a history of predictable or dependable cash flows in which members of our investment team have prior investment experience. We believe that the ability to invest in portfolio companies in various industries has the potential to give our portfolio greater diversity.

•	Creative and extensive transaction structuring: We are flexible in structuring investments and as to the types of securities in which we invest. We believe that our management team’s creativity and flexibility in structuring investments, coupled with our ability to invest in portfolio companies across various industries, gives us the ability to identify unique investment opportunities and provides us with the opportunity to be a “one-stop” capital provider to numerous small and middle-market companies.

•	Counsel to portfolio companies: We provide support for our portfolio companies in several different ways including: offering advice to senior management on strategies for realizing their objectives, offering advice to their boards of directors, offering ideas to help increase sales, reviewing monthly/quarterly financial statements, offering advice on improving margins and saving costs, helping to augment the management team, and providing access to external resources (e.g., financial, legal, accounting, or technology).

      Our tax status generally allows us to “pass-through” our income to our stockholders through dividends without the imposition of corporate level of taxation, if certain requirements are met. See “Federal Income Tax Matters.”

      As a business development company, we are required to meet certain regulatory tests, the most significant relating to our investments and borrowings. We are required to have at least 70% of the value of our total assets invested in “eligible portfolio companies” or cash or cash equivalents. Generally, U.S.-based, privately held or thinly-traded public, companies are deemed “eligible portfolio companies” under the 1940 Act. A business development company must also maintain a coverage ratio of assets to borrowings of at least 200%. See “Certain Government Regulations.”

      We believe the rights offering will be a low-cost method for raising additional capital since no underwriter has been engaged to conduct the rights offering. We expect that the proceeds from this rights offering will permit us to:

•	expand the number of investment opportunities we will be able to consider participating in;

•	make larger investments in prospective portfolio companies that will have the potential to enhance the return and fees on such investment, especially when we are the lead investor;

•	provide additional growth capital to existing portfolio companies; and/or

•	increase the probability that we can utilize our net capital losses, if we generate net realized capital gains.

      As highlighted above, the Fund is seeking additional capital to, among other things, allow us to make more and larger investments. MVC Capital has, on occasion, forfeited larger investment opportunities. Therefore, increasing the size of the Fund can help us compete for these larger opportunities.

      Our principal executive office is located at 287 Bowman Avenue, Purchase, New York 10577 and our telephone number is (914) 701-0310.

      Our Internet website address is http://www.mvccapital.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus unless otherwise indicated.

DETERMINATION OF FUND’S NET ASSET VALUE (Page 64)

      Pursuant to the requirements of the 1940 Act, because most of our portfolio company investments do not have readily ascertainable market values, we record these investments at fair value in accordance with Valuation Procedures adopted by our board of directors.

      At October 31, 2004, approximately 55.87% of our total assets represented portfolio investments recorded at fair value. Pursuant to our Valuation Procedures, our valuation committee (“Valuation Committee”) (which is currently comprised of three independent directors) reviews, considers and determines fair valuations on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). Any changes in valuation are recorded in the statements of operations as “Net unrealized gain (loss) on investments.”

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We specifically value each individual investment and record unrealized depreciation for an investment that we believe has become impaired. Conversely, we will record unrealized appreciation if we have an indication (based on a significant development) that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value, where appropriate. Without a readily ascertainable market value and because of the inherent uncertainty of fair valuation, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

THE RIGHTS OFFERING (Page 24)

Rights	We will distribute to each holder of our common stock one non-transferable right to purchase our common stock for each share of our common stock owned by such holder on the record date, which is December 3, 2004. Fractional shares will not be issued upon exercise of rights.

Basic Subscription Rights	The basic subscription rights entitle you to purchase one share of our common stock at the subscription price for every two rights you hold. You are entitled to subscribe for all or any portion of the shares of our common stock underlying your basic subscription rights.

Over-Subscription Right	If you elect to exercise all of your rights to purchase our common stock pursuant to your basic subscription rights, you will also have an over-subscription right to subscribe for additional shares of our common stock, if any, that are not purchased by other holders of rights pursuant to their basic subscription rights as of the expiration date. If sufficient additional shares are not available to honor all subscriptions, we may, at our discretion, issue up to an additional 25% of the shares available pursuant to this rights offering in order to honor such over-subscriptions.

Proration of Over-Subscription Right	If there are shares of our common stock available for sale pursuant to the exercise of the over-subscription right (whether or not we determine to issue additional shares to honor all over-subscriptions), and the number of shares is not sufficient to satisfy in full all subscriptions submitted for additional shares, we will allocate the available shares pro rata among holders who exercise their over-subscription right in proportion to the number of shares each subscriber for additional shares was entitled to and elected to purchase under his or her basic subscription rights; provided, however, that if this pro rata allocation results in any holder being allocated a greater number of additional shares than the holder subscribed for pursuant to the exercise of such holder’s over-subscription right, then such holder will be allocated only such number of additional shares as such holder subscribed for and the remaining additional shares will be allocated pro rata among all other holders exercising over-subscription rights.

Subscription Price	The subscription price per share will be 95% of the Fund’s NAV per share on January 3, 2005, which we refer to as the pricing date. The estimated subscription price is $9.01 per share. Because it is not possible to determine the actual subscription price until the pricing date, stockholders exercising their subscription rights will not know the subscription price per share at the time they exercise their rights. As a result, we are requiring that stockholders deliver the estimated subscription price in connection with the exercise of their basic subscription rights and, if applicable, their over-subscription right. If the actual subscription price is lower, excess payments will be refunded (without interest), and if the actual subscription price is higher, stockholders exercising their rights must make an additional payment no later than February 1, 2005. To view the Fund’s latest NAV per share, visit the Fund’s Internet website address at http://www.mvccapital.com.

Expiration Date	January 3, 2005, at 5:00 p.m., New York time, unless we decide to extend it to some later time.

Procedure for Exercising Subscription Rights	If you wish to exercise any or all of your subscription rights, you should properly complete, sign and deliver your subscription certificate together with full payment of the estimated subscription price for each share subscribed for under your subscription rights (including shares subscribed for through the exercise of your over-subscription right), to EquiServe Trust Company, N.A. (“EquiServe”) on or prior to the expiration date. You may not revoke an exercise of rights.

How Rights Holders Can Exercise Rights Through Brokers, Banks or Other Nominees	If you hold shares of our common stock through a broker, bank or other nominee, we will ask your broker, bank or other nominee to notify you of the rights offering. If you wish to exercise your rights, you will need to have your broker, bank or other nominee act for you. To indicate your decision, you should complete and return to your broker, bank or other nominee the form entitled “Beneficial Owner Election Form,” together with full payment of the estimated subscription price for each share subscribed for under your subscription rights (including shares subscribed for through the exercise of your over-subscription right). You should receive this form from your broker, bank or other nominee with the other rights offering materials.

Amendments; Termination	We reserve the right to amend the terms and conditions of this rights offering or to terminate this rights offering prior to delivery of the common stock.

Non-Transferability of Rights	Subscription rights are being issued only to holders of our common stock as of the record date and are non-transferable. Therefore, only the underlying shares of common stock, and not the rights, will be admitted for trading on the NYSE.

Issuance of Our Common Stock	Unless requested otherwise, stock certificates will not be issued for shares of our common stock offered in this rights offering. Stockholders who are record owners will have the shares they acquire credited to their account with our transfer agent. All future dividends paid on such shares will be paid either in cash or reinvested in additional shares, depending on the election you made in connection with our dividend reinvestment plan. Stockholders whose common stock is held by a nominee will have the shares they acquire credited to the account of such nominee holder.

Dilutive Effects	This rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their basic subscription rights. Further, because the subscription price per share will be at a discount to the Fund’s NAV per share, the offering will dilute (i.e., reduce) the Fund’s NAV per share.

INFORMATION AGENT

      The information agent for the rights offering is:

EquiServe Trust Company, N.A.

Toll-free: (877) 437-8901

      Stockholders may also contact their brokers, banks or other nominees for information with respect to the rights offering.

IMPORTANT DATES TO REMEMBER

Event	Date

Record Date	December 3, 2004
Subscription Period	December 3, 2004 to January 3, 2005(1)
Expiration Date and Pricing Date	January 3, 2005(1)
Subscription Certificates and Payment for Shares Due	January 3, 2005(1)
Notice of Guaranteed Delivery Due(2)	January 3, 2005(1)
Subscription Certificates for Guarantees of Delivery Due	January 6, 2005(1)
Confirmation to Participants	January 18, 2005(1)
Final Payment for Shares	February 1, 2005(1)

(1)	Unless the rights offering is extended.

(2)	Stockholders exercising rights must deliver to the subscription agent by the expiration date either (i) the subscription certificate together with payment or (ii) a notice of guaranteed delivery together with payment.

USE OF PROCEEDS (Page 34)

      Assuming the full exercise of the rights, the cash proceeds from the sale of the shares of our common stock will be approximately $55,355,568 before payment of expenses. If we, in our sole discretion, increase the number of shares subject to this rights offering by 25% in order to satisfy over-subscriptions, our cash proceeds will be approximately $69,194,458 before payment of expenses. We intend to use the net proceeds from the rights offering to provide equity and debt financing to portfolio companies and for other general corporate purposes.

DISTRIBUTIONS (Page 35)

      During the Fund’s fiscal year ending October 31, 2003, the Fund did not declare, nor was it required to distribute under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), any dividends. Currently, the Fund does not have a set policy of paying dividends. On October 14, 2004, our board of directors declared a nonrecurring dividend of $.12 per share payable to stockholders of record on October 22, 2004 and payable on October 29, 2004. The amount and/or frequency of any dividend is determined by our board of directors.

      We intend to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. To qualify for such treatment, in addition to meeting other requirements, we must distribute to our stockholders for each taxable year at least 90% of (i) our investment company taxable income (consisting generally of net investment income from interest and dividends and net short term capital gains) and (ii) our net tax-exempt interest, if any. See “Federal Income Tax Matters.”

DIVIDEND REINVESTMENT PLAN (Page 84)

      All of our stockholders who hold shares of common stock in their own name will automatically be enrolled in our dividend reinvestment plan. All such stockholders will have any cash dividends and distributions automatically reinvested by EquiServe (the “Plan Agent”), in additional shares of our common stock. Any stockholder may, of course, elect to receive his or her dividends and distributions in cash. Currently, the Fund does not have a set policy of paying dividends. However, on October 29, 2004, the Fund paid a nonrecurring dividend of $.12 per share to stockholders of record on October 22, 2004, and has not made any other such payments since 2002. For any of our shares that are held by banks, brokers or other entities that hold our shares as nominees for individual stockholders, the Plan Agent will administer the dividend reinvestment plan on the basis of the number of shares certified by any nominee as being registered for stockholders that have not elected to receive dividends and distributions in cash. To receive your dividends and distributions in cash, you must notify the Plan Agent.

      The Plan Agent serves as agent for the stockholders in administering the dividend reinvestment plan. If we declare a dividend or distribution payable in cash or in additional shares of our common stock, those stockholders participating in the dividend reinvestment plan will receive their dividend or distribution in additional shares of our common stock. Such shares will be either newly issued by us or purchased in the open market by the Plan Agent. If the market value of a share of our common stock on the payment date for such dividend or distribution equals or exceeds the net asset value per share on that date, we will issue new shares at the net asset value. If the net asset value exceeds the market price, the Plan Agent will purchase in the open market such number of shares as is necessary to complete the distribution.

RISK FACTORS (Page 15)

      Investment in our common stock involves certain significant risks relating to our business and our investment objective that you should consider before exercising the rights we are offering and purchasing our common stock. We have identified below a summary of these risks. For a more complete description of the risk factors impacting an investment in our common stock, we urge you to read the “Risk Factors” section on page 15. There can be no assurance that we will achieve our investment objective and an investment in the Fund should not constitute a complete investment program for an investor.

•	Investing in private companies involves a high degree of risk.

•	Our investments in portfolio companies are generally illiquid and are recorded at “fair value” (which involves an inherent level of subjectivity and uncertainty).

•	The offering will dilute (i.e., reduce) the Fund’s NAV per share.

•	We depend on key personnel, especially Mr. Tokarz, in seeking to achieve our investment objective.

•	Economic recessions or downturns could impair our portfolio companies and harm our operating results.

•	Our borrowers may default on their payments, which may have an effect on our financial performance.

•	Our investments in mezzanine and other debt securities may involve significant risks.

•	We may not realize gains from our equity investments.

•	Our investments in small and middle-market privately-held companies are extremely risky and you could lose your entire investment.

•	Investments in foreign debt or equity may involve significant risks in addition to the risks inherent in U.S. investments.

•	Our returns may be substantially lower than the average returns historically realized by the private equity industry as a whole.

•	The market for private equity investments can be highly competitive. In some cases, our status as a regulated business development company may hinder our ability to participate in investment opportunities.

•	Loss of pass-through tax treatment would substantially reduce net assets and income available for dividends.

•	Changes in the law or regulations that govern us could have a material impact on our business.

•	Our common stock price can be volatile, and we are therefore subject to “market discount” risk (i.e., the risk that our shares trade at a price that is below our NAV per share).

•	We have not established a minimum dividend payment level and we cannot assure you of our ability to make distributions to our stockholders in the future.

•	We may borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•	Our portfolio investments may be concentrated in a limited number of portfolio companies, which would magnify the effect if one of those companies were to suffer a significant loss. This could cause you to lose all or part of your investment.

•	We have a limited operating history upon which you can evaluate our new management team.

•	The Fund’s current management team did not select a material portion of our existing investment portfolio.

•	Under our agreement with our Portfolio Manager, he is entitled to compensation based on our portfolio’s performance. This arrangement may result in riskier or more speculative investments in an effort to maximize incentive compensation.

•	There are potential conflicts of interest that could impact our investment returns.

•	Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

•	Our financial condition and results of operations will depend on our ability to effectively manage our future growth.

FEES AND EXPENSES

      This table describes the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Stockholder Transaction Expenses
Sales load	None
Dividend reinvestment plan fees(1)	None
Annual Expenses (as a percentage of consolidated net assets attributable to common stock)(2)
Operating expenses(3)	3.36%
Interest payments on borrowed funds(4)	0.00%

Total annual expenses	3.36%

(1)	The expenses of our dividend reinvestment plan are included in “Operating expenses.” We have no cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases and a service fee and a pro rata share of brokerage commissions incurred with respect to open market sales, if any. See “Dividend Reinvestment Plan.”

(2)	“Consolidated net assets attributable to common stock” equals net assets (i.e., total consolidated assets less total consolidated liabilities) at October 31, 2004.

(3)	“Operating expenses” represent our operating expenses for the year ending October 31, 2004 excluding interest on borrowed funds. This percentage for the year ended October 31, 2003 was 7.01%.

(4)	The “Interest payments on borrowed funds” represents our estimated interest expenses for the year ending October 31, 2004. At October 31, 2004, we had $10,025,000 in outstanding borrowings and paid less than $3,000 in interest. We had no outstanding borrowings for the year ended October 31, 2003. See “Risk Factors.”

Example

      The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no leverage and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5.0% annual return	$34	$103	$175	$365

      Although the example assumes (as required by the SEC) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at net asset value or are purchased by the administrator of the dividend reinvestment plan, at the market price in effect at the time, which may be at or below net asset value. See “Dividend Reinvestment Plan.”

      The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA

      You should read the condensed consolidated financial information below with the Consolidated Financial Statements and Notes thereto included in this prospectus. Financial information for the fiscal year ended October 31, 2003 is derived from the financial statements, which have been audited by Ernst & Young LLP, the Fund’s current independent registered public accountants. The following selected financial data for the fiscal years ended October 31, 2002 and 2001 and the period ended October 31, 2000 are derived from the financial statements, which were audited by the Fund’s former independent public accountants. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments), which are necessary to present fairly the results for such interim periods. Interim results at and for the nine months ended July 31, 2004 are not necessarily indicative of the results that may be expected for the year ended October 31, 2004. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 36 for more information.

	Nine Months
	Ended July 31,
	(Unaudited)		Year Ended October 31,			For the Period
						March 31, 2000 to
	2004(1)	2003	2003	2002	2001	October 31, 2000

	(In thousands, except per share data)
Operating Data:
Interest and related portfolio income:
Interest and dividends	$1,877	$2,153	$2,870	$3,740	$9,046	$9,326
Fee income	293	1	25	—	—	—
Other income	5	—	—	—	—	—

Total interest and related portfolio income	2,175	2,154	2,895	3,740	9,046	9,326

Expenses:
Employee	940	2,237	2,476	696	—	—
Administrative	1,882	7,560	8,911	2,573	—	—
Management fee	—	—	—	3,593	7,388	4,615

Total operating expenses	2,822	9,797	11,387	6,862	7,388	4,615

Net investment income	(647)	(7,643)	(8,492)	(3,122)	1,658	4,711

Net realized and unrealized gains (losses):
Net realized gains (losses)	(21,397)	(152)	(4,220)	(33,469)	5	(1)
Net change in unrealized appreciation (depreciation)	30,375	(43,027)	(42,771)	(21,765)	(52,994)	(4,913)

Net realized and unrealized gains (losses) on investments	8,978	(43,179)	(46,991)	(55,234)	(52,989)	(4,914)

Net increase (decrease) in net assets resulting from operations	$8,331	$(50,822)	$(55,483)	$(58,356)	$(51,331)	$(203)

Per Share:
Net increase (decrease) in net assets per share resulting from operations	$0.64	$(3.13)	$(3.42)	$(3.54)	$(3.12)	$(0.01)
Dividends per share	$—	$—	$—	$0.04	$0.34	$—
Balance Sheet Data:
Portfolio at value	$55,342	$30,900	$24,071	$54,194	$90,926	$107,554
Portfolio at cost	147,411	153,600	146,515	133,864	148,886	112,554
Total assets	114,426	144,297	137,880	196,511	255,050	312,115
Shareholders’ equity	113,768	141,669	137,008	195,386	254,472	311,447
Shareholders’ equity per share (net asset value)	$9.25	$8.77	$8.48	$11.84	$15.42	$18.88
Common shares outstanding at period end	12,293	16,153	16,153	16,500	16,500	16,500
Other Data:
Number of Investments funded in period	5	5	5	10	11	16
Investments funded ($) in period	$30,210	$21,955	$21,955	$26,577	$36,332	$102,056

	2004			2003				2002

	Qtr 3(1)	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1

	(In thousands except per share data)
Quarterly Data (Unaudited):
Total interest and related portfolio income	$951	$508	$716	$742	$776	$811	$566	$954	$806	$877	$1,103
Net investment income (loss) before net realized and unrealized gains	281	(498)	(430)	(847)	(559)	(5,031)	(2,055)	(1,049)	(1,048)	(532)	(493)
Net increase (decrease) in net assets resulting from operations	4,922	1,104	2,305	(4,660)	(14,382)	(6,649)	(29,792)	(8,522)	(20,797)	(7,280)	(21,757)
Net increase (decrease) in net assets resulting from operations per share	0.41	0.09	0.14	(0.29)	(0.89)	(0.41)	(1.83)	(0.52)	(1.26)	(0.44)	(1.32)
Net asset value per share	9.25	8.85	8.76	8.48	8.77	9.66	10.06	11.84	12.36	13.62	14.06

(1)	Data for 2004 differs from that which was filed on Form 10-Q on September 9, 2004, due to a reclassification of investment income and related expenses which had previously been accrued for.

WHERE YOU CAN FIND

ADDITIONAL INFORMATION

      We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933. The registration statement contains additional information about us and the common stock being offered by this prospectus. You may inspect the registration statement and the exhibits without charge at the SEC at 450 Fifth Street, NW, Washington, DC 20549. You may obtain copies from the SEC at prescribed rates.

      We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can inspect our SEC filings, without charge, at the public reference facilities of the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC also maintains a web site at http://www.sec.gov that contains our SEC filings. You can also obtain copies of these materials from the public reference section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at prescribed rates. Please call the SEC at 1-202-942-8090 for further information on the public reference room. Copies may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by written request to Public Reference Section, Washington, DC 20549-0102. You can also inspect reports and other information we file at the offices of the NYSE, and you are able to inspect those at 20 Broad Street, New York, NY 10005.

RISK FACTORS

      Investing in MVC Capital involves a number of significant risks relating to our business and investment objective. As a result, there can be no assurance that we will achieve our investment objective. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock.

Investing in private companies involves a high degree of risk.

      Our investment portfolio generally consists of loans to, and investments in, private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative. There is generally very little publicly available information about the companies in which we invest, and we rely significantly on the diligence of Mr. Tokarz and the members of the Fund’s investment team to obtain information in connection with our investment decisions. In addition, some smaller businesses have narrower product lines and market shares than their competition, and may be more vulnerable to customer preferences, market conditions or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses.

Our investments in portfolio companies are generally illiquid.

      We generally acquire our investments directly from the issuer in privately negotiated transactions. Most of the investments in our portfolio (other than cash or cash equivalents) are typically subject to restrictions on resale or otherwise have no established trading market. We may exit our investments when the portfolio company has a liquidity event, such as a sale, recapitalization or initial public offering. The illiquidity of our investments may adversely affect our ability to dispose of equity and debt securities at times when it may be otherwise advantageous for us to liquidate such investments. In addition, if we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments.

Substantially all of our portfolio investments are recorded at “fair value” and, as a result, there is a degree of uncertainty regarding the carrying values of our portfolio investments.

      Pursuant to the requirements of the 1940 Act, because our portfolio company investments do not have readily ascertainable market values, we record these investments at fair value in accordance with Valuation Procedures adopted by our board of directors.

      At October 31, 2004, approximately 55.87% of our total assets represented portfolio investments recorded at fair value.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We specifically value each individual investment and record unrealized depreciation for an investment that we believe has become impaired, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we have an indication (based on an objective development) that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value, where appropriate. Without a readily ascertainable market value and because of the inherent uncertainty of fair valuation, fair value of our investments may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      Pursuant to our Valuation Procedures, our Valuation Committee (which is currently comprised of three independent directors) reviews, considers and determines fair valuations on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). Any changes in valuation are recorded in the statements of operations as “Net unrealized gain (loss) on investments.”

Your interest in us may be diluted.

      Stockholders who do not fully exercise their basic subscription rights will, upon completion of the rights offering, own a smaller interest in us than they owned prior to the rights offering. This rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their basic subscription rights. Further, because the subscription price per share is lower than the Fund’s NAV per share, the offering will dilute (i.e., reduce) the Fund’s NAV per share.

We depend on key personnel, especially Mr. Tokarz, in seeking to achieve our investment objective.

      We depend on the continued services of Mr. Tokarz and certain other key management personnel. If we were to lose any of these personnel, particularly Mr. Tokarz, it could negatively impact our operations and we could lose business opportunities. Mr. Tokarz has an agreement with the Fund, dated November 1, 2003, which has an initial term of two years. However, Mr. Tokarz may terminate this agreement, and thus his relationship with the Fund, at any time, upon 30 days’ prior written notice. Accordingly, Mr. Tokarz is not contractually bound to serve the Fund for an extended period of time. Thus, there is a risk that his expertise may, at his discretion, be unavailable to the Fund, which could significantly impact the Fund’s ability to achieve its investment objective.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

      Many of the companies in which we have made or will make investments may be susceptible to economic slowdowns or recessions. An economic slowdown may affect the ability of a company to engage in a liquidity event. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets.

      Our overall business of making private equity investments may be affected by current and future market conditions. The absence of an active mezzanine lending or private equity environment may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow, which could impact our ability to achieve our investment objective. In addition, significant changes in the capital markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies. This could affect the amount and timing of any gains realized on our investments.

Our borrowers may default on their payments, which may have an effect on our financial performance.

      We may make long-term unsecured, subordinated loans, which may involve a higher degree of repayment risk than conventional secured loans. We primarily invest in companies that may have limited financial resources and that may be unable to obtain financing from traditional sources. In addition, numerous factors may adversely affect a portfolio company’s ability to repay a loan we make to it, including the failure to meet a business plan, a downturn in its industry or operating results, or negative economic conditions. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral.

Our investments in mezzanine and other debt securities may involve significant risks.

      Our investment strategy contemplates investments in mezzanine and other debt securities of privately held companies. “Mezzanine” investments typically are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. We may also make senior secured and other types of loans or debt investments. Our debt investments are typically not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade quality (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s, commonly referred to as “junk bonds”). Loans of below investment grade quality have predominantly speculative characteristics with respect to the borrower’s capacity to pay interest and repay principal. Our debt investments in portfolio companies may thus result in a high level of risk and volatility and/or loss of principal.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

      Some of our loans to our portfolio companies may be structured to include customary business and financial covenants placing affirmative and negative obligations on the operation of each company’s business and its financial condition. However, from time to time, we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Our portfolio companies may incur obligations that rank equally with, or senior to, our investments in such companies. As a result, the holders of such obligations may be entitled to payments of principal or interest prior to us, preventing us from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

      Our portfolio companies may have other obligations that rank equally with, or senior to, the securities in which we invest. By their terms, such other securities may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in the relevant portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying investors that are more senior than us, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of other securities ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other investors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. As a result, we may be prevented from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

      We anticipate making minority investments; therefore, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. Due to the lack of liquidity in the markets for our investments in privately held companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Our debt investments may not produce capital gains.

      Most of our investments are structured as debt securities with a relatively high fixed rate of interest and with equity features such as conversion rights, warrants or options. As a result, debt investments are generally structured to generate interest income from the time they are made, and may also produce a realized gain from an accompanying equity feature. However, we cannot assure that our portfolio will generate capital gains.

We may not realize gains from our equity investments.

      When we invest in mezzanine and senior debt securities, we may acquire warrants or other equity securities as well. We may also invest directly in various equity securities. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive or invest in may not appreciate in value and, in fact, may decline in value. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it would be advantageous to resell. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our investments in small and middle-market privately-held companies are extremely risky and you could lose your entire investment.

      Investments in small and middle-market privately-held companies are subject to a number of significant risks including the following:

•	Small and middle-market companies may have limited financial resources and may not be able to repay the loans we make to them. Our strategy includes providing financing to companies that typically do not have capital sources readily available to them. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the borrowers to repay their loans to us upon maturity.

•	Small and middle-market companies typically have narrower product lines and smaller market shares than large companies. Because our target companies are smaller businesses, they may be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, smaller companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities, and a larger number of qualified managerial and technical personnel.

•	There is generally little or no publicly available information about these privately-held companies. Because we seek to make investments in privately-held companies, there is generally little or no publicly available operating and financial information about them. As a result, we rely on our investment professionals to perform due diligence investigations of these privately-held companies, their operations and their prospects. We may not learn all of the material information we need to know regarding these companies through our investigations.

•	Small and middle-market companies generally have less predictable operating results. We expect that our portfolio companies may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, finance expansion or maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders.

•	Small and middle-market businesses are more likely to be dependent on one or two persons. Typically, the success of a small or middle-market company also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us.

•	Small and middle-market companies are likely to have greater exposure to economic downturns than larger companies. We expect that our portfolio companies will have fewer resources than larger businesses and an economic downturn may thus more likely have a material adverse effect on them.

•	Small and middle-market companies may have limited operating histories. We may make debt or equity investments in new companies that meet our investment criteria. Portfolio companies with limited operating histories are exposed to the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

Investments in foreign debt or equity may involve significant risks in addition to the risks inherent in U.S. investments.

      Our investment strategy may result in some investments in debt or equity of foreign companies (subject to applicable limits prescribed by the 1940 Act). Investing in foreign companies can expose us to additional risks not typically associated with investing in U.S. companies. These risks include exchange rates, changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Our returns may be substantially lower than the average returns historically realized by the private equity industry as a whole.

      Past performance of the private equity industry is not necessarily indicative of that sector’s future performance, nor is it necessarily a good proxy for predicting the returns of the Fund. We cannot guarantee that we will meet or exceed the rates of return historically realized by the private equity industry as a whole. Additionally, our overall returns are impacted by certain factors related to our structure as a publicly-traded business development company, including:

•	the lower return we are likely to realize on short-term liquid investments during the period in which we are identifying potential investments, and

•	the periodic disclosure required of business development companies, which could result in the Fund being less attractive as an investor to certain potential portfolio companies.

The market for private equity investments can be highly competitive. In some cases, our status as a regulated business development company may hinder our ability to participate in investment opportunities.

      We face competition in our investing activities from private equity funds, other business development companies, investment banks, investment affiliates of large industrial, technology, service and financial companies, small business investment companies, wealthy individuals and foreign investors. As a regulated business development company, we are required to disclose quarterly the name and business description of portfolio companies and the value of any portfolio securities. Many of our competitors are not subject to this disclosure requirement. Our obligation to disclose this information could hinder our ability to invest in certain portfolio companies. Additionally, other regulations, current and future, may make us less attractive as a potential investor to a given portfolio company than a private equity fund not subject to the same regulations. Furthermore, some of our competitors have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

Loss of pass-through tax treatment would substantially reduce net assets and income available for dividends.

      We have operated so as to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code. If we meet source of income, diversification and distribution requirements, we will qualify for effective pass-through tax treatment. We would cease to qualify for such pass-through tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our stockholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a RIC, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our stockholders. Even if we qualify as a RIC, we generally will be subject to a corporate-level income tax on the income we do not distribute. Moreover, if we do not distribute at least 98% of our income, we generally will be subject to a 4% excise tax.

Changes in the law or regulations that govern us could have a material impact on our business.

      We are regulated by the SEC. Changes in the laws or regulations that govern business development companies and RICs may significantly affect our business.

Results may fluctuate and may not be indicative of future performance.

      Our operating results will fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. In addition to many of the above-cited risk factors, other factors could cause operating results to fluctuate including, among others, variations in the investment origination volume and fee income earned, variation in timing of prepayments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions.

Our common stock price can be volatile.

      The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price you pay for your shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of business development companies or other financial services companies;

•	volatility resulting from trading in derivative securities related to our common stock including puts, calls, long-term equity anticipation securities, or LEAPs, or short trading positions;

•	changes in regulatory policies or tax guidelines with respect to business development companies or RICs;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

We are subject to market discount risk.

      As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our net asset value, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above our net asset value. Although our shares have recently traded at a premium to our net asset value, historically, our shares, as well as those of other closed-end investment companies, have frequently traded at a discount to their net asset value, which discount often fluctuates over time.

We have not established a minimum dividend payment level and we cannot assure you of our ability to make distributions to our stockholders in the future.

      We cannot assure you that we will achieve investment results that will allow us to make cash distributions or year-to-year increases in cash distributions. Our ability to make distributions is impacted by, among other things, the risk factors described in this prospectus. In addition, the asset coverage test applicable to us as a business development company can limit our ability to make distributions. Any distributions will be made at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status and such other factors as our board of directors may deem relevant from time to time. We cannot assure you of our ability to make distributions to our stockholders.

We may borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

      Although we have incurred indebtedness only amounting to 7.83% of the Fund’s assets (as of October 31, 2004), we may borrow to a significantly greater degree (subject to the 1940 Act limits) in seeking to achieve our investment objective going forward. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, can increase the risks associated with investing in our securities.

      Under the provisions of the 1940 Act, we are permitted, as a business development company, to borrow money or “issue senior securities” only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

      We may borrow from, and issue senior debt securities to, banks, insurance companies and other lenders. Lenders of these senior securities have fixed dollar claims on our assets that are superior to the claims of our common stockholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

Changes in interest rates may affect our cost of capital and net investment income.

      Because we may borrow money to make investments, our net investment income before net realized and unrealized gains or losses, or net investment income, may be dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of sharply rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We may utilize our short-term credit facilities as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with equity and long-term fixed-rate debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

We may be unable to meet our covenant obligations under our revolving credit facility which could adversely affect our business.

      On October 28, 2004, the Fund entered into a one-year, $20 million revolving credit facility (the “Credit Facility”) with LaSalle Bank National Association. The Credit Facility contains covenants that we may not be able to meet. If we cannot meet these covenants, events of default would arise, which could result in payment of the applicable indebtedness being accelerated. In addition, if we require working capital greater than that provided by the Credit Facility, we may be required either to (i) seek to increase the availability under the Credit Facility or (ii) obtain other sources of financing.

Our portfolio investments may be concentrated in a limited number of portfolio companies, which would magnify the effect if one of those companies were to suffer a significant loss. This could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

      While we aim to have a broad mix of investments in portfolio companies, our investments, at any time, may be concentrated in a limited number of companies. A consequence of this concentration is that the aggregate returns we seek to realize may be adversely affected if a small number of our investments perform poorly or if we need to write down the value of any one such investment. Beyond the applicable federal income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies. These factors could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We have a limited operating history upon which you can evaluate our new management team.

      Although we commenced operations in 2000, we changed our investment objective and strategy in September 2003 from seeking long-term capital appreciation from venture capital investments in information technology companies (primarily in the Internet, e-commerce, telecommunications, networking, software and information services industries) to an objective of seeking to maximize total return from capital appreciation and/or income. We no longer have a strategy seeking to concentrate our investments in the information technology industry and, as a result, our new investments may be in a variety of industries. Therefore, we have only a limited history of operations under our current investment objective and strategy upon which you can evaluate our business.

The Fund’s current management team did not select a material portion of our existing investment portfolio.

      As of October 31, 2004, 17.73% of the Fund’s assets is represented by investments made by the Fund’s former management team. These investments were made pursuant to the Fund’s prior investment objective of seeking long-term capital appreciation from venture capital investments in information technology companies. A cash return may generally not be received on these investments until a “liquidity event,” i.e., a sale, public offering or merger, occurs. Until then, these legacy investments remain in the Fund’s portfolio. We are managing them to try and realize maximum returns. Nevertheless, because they were not made in accordance with the Fund’s current investment strategy, their future performance may impact our ability to achieve our current objective.

Under our agreement with our Portfolio Manager, he is entitled to compensation based on our portfolio’s performance. This arrangement may result in riskier or more speculative investments in an effort to maximize incentive compensation.

      The way in which the compensation payable to our Portfolio Manager is determined may encourage our team to recommend riskier or more speculative investments and to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would adversely affect our stockholders, including investors in this offering. In addition, key criteria related to determining appropriate investments and investment strategies, including the preservation of capital, might be under-weighted if our Portfolio Manager and his team focus exclusively or disproportionately on maximizing returns. See “Compensation of Executive Officers and Directors — Employment Agreements” below for a description of our Portfolio Manager’s compensation arrangements.

There are potential conflicts of interest that could impact our investment returns.

      Our officers and directors may serve as officers and directors of entities that operate in the same or similar lines of business as we do. Accordingly, they may have obligations to those entities, the fulfillment of which might not be in the best interests of us or our stockholders. It is possible that new investment opportunities that meet our investment objectives may come to the attention of one of our officers or directors in his or her role as an officer or director of another entity, and, if so, such opportunity might not be offered, or otherwise made available, to us.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

      In the future, we may attempt to increase our capital resources by making additional offerings of equity or debt securities, including medium-term notes, senior or subordinated notes and classes of preferred stock or common stock. Upon the liquidation of our Fund, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings will receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us.

The war with Iraq, terrorist attacks and other acts of violence or war may affect any market for our common stock, impact the businesses in which we invest and harm our operations and our profitability.

      The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Furthermore, terrorist attacks may harm our results of operations and your investment. We cannot assure you that there will not be further terrorist attacks against the United States or U.S. businesses. Such attacks and armed conflicts in the United States or elsewhere may impact the businesses in which we invest directly or indirectly, by undermining economic conditions in the United States. Losses resulting from terrorist events are generally uninsurable.

Our financial condition and results of operations will depend on our ability to effectively manage our future growth.

      Our ability to achieve our investment objectives can depend on our ability to sustain continued growth. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide competent, attentive and efficient services and our access to financing sources on acceptable terms. As we grow, we may need to hire, train, supervise and manage new employees. Failure to effectively manage our future growth could have a material adverse effect on our business, financial condition and results of operations.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

      Information contained in this prospectus may contain “forward-looking statements” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations or similar words or phrases. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

      Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new investments, maintain certain margins and levels of profitability, access the capital markets for equity and debt capital, the ability to meet regulatory requirements and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described in “Risk Factors” and elsewhere in this prospectus and any exhibits of the registration statement of which this prospectus is a part. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

THE RIGHTS OFFERING

Terms of the Offer

      We are issuing to our stockholders of record on the record date, December 3, 2004, non-transferable rights to subscribe for the shares of our common stock. Each stockholder is being issued one non-transferable right for each share of common stock owned on the record date. For every two rights held you will be able to purchase one share of our common stock at the subscription price. Rights may be exercised at any time during the subscription period, which commences on December 3, 2004 and ends at 5:00 p.m., New York time, on January 3, 2005.

      In addition, any stockholder who fully exercises all rights initially issued is entitled to subscribe for shares which were not purchased by other stockholders pursuant to their basic subscription rights and will have an opportunity to indicate on the subscription certificate how many shares they are willing to acquire pursuant to their over-subscription right. If enough shares are available, all stockholder requests to buy shares that were not bought by other holders will be honored in full. If the requests for shares exceed the shares available, we may, at our discretion, issue up to an additional 25% of the shares available pursuant to this rights offering in order to honor such over-subscriptions. Shares acquired pursuant to the over-subscription right are subject to proration, which is more fully discussed below under “Subscription Rights — Over-Subscription Right.”

      Rights will be evidenced by subscription certificates. The number of rights issued to each holder will be stated on the subscription certificate delivered to such holder. The method by which rights may be exercised and shares paid for is explained in the sections entitled “Method of Exercise of Rights” and “Payment for Shares.” A rights holder will have no right to rescind a purchase after the subscription agent has received the holder’s subscription certificate or notice of guaranteed delivery. Shares of common stock issued pursuant to an exercise of rights will be listed on the NYSE.

      The rights are non-transferable. Only the underlying shares of common stock, and not the rights, will be admitted for trading on the NYSE. Fractional shares will not be issued upon exercise of rights. Rights holders who receive, or who are left with, fewer than two rights will be unable to exercise such rights and will not be entitled to receive any cash in lieu of such shares.

      Participants in our dividend reinvestment plan will be issued rights for the common stock held in their accounts in the dividend reinvestment plan as of the record date. Participants wishing to exercise such rights must exercise such rights in accordance with the procedures set forth below in “Method of Exercise of Rights” and “Payment for Shares.” Such rights will not be exercised automatically by the dividend reinvestment plan. The rights must be exercised separately for each account and fractional shares may not be aggregated between accounts.

Purpose of the Offer

      Our board of directors has determined that this rights offering is in our best interest and in the best interests of our stockholders. The offering gives existing stockholders the right to purchase additional shares at a price that will be at a discount to the Fund’s NAV per share on the pricing date without paying any commission or sales charges to us (although if you exercise your rights through a record holder of your shares, you are responsible for paying any fees which that person may charge). The offering will increase the equity capital available for making additional investments in the equity or debt of primarily private companies or for other general corporate purposes. In connection with the approval of this rights offering, our board of directors considered, among other things, the following factors:

•	the size of the discount to the market price and to the Fund’s NAV per share;

•	the increased equity capital to be available upon completion of the rights offering for making additional investments consistent with MVC Capital’s investment objective;

•	the dilution to non-exercising stockholders;

•	the terms and expenses of the offering relative to other alternatives for raising capital;

•	the size of the offering in relation to the number of shares outstanding;

•	the market price of MVC Capital’s common stock, both before and after the announcement of the equity offering;

•	the general condition of the securities markets; and

•	any impact on operating expenses associated with an increase in capital.

      There can be no assurance of the amount of dilution that a stockholder will experience or that the rights offering will be successful.

      The purpose of setting the determination of the subscription price upon the expiration of the offer is to attract the maximum participation of stockholders in the offer.

      We believe the rights offering will be a low-cost method for raising additional capital since no underwriter has been engaged to conduct the rights offering. At any time, even prior to utilizing a significant portion of our capital, we may decide to raise additional equity capital and/or incur debt.

The Subscription Price

      The subscription price per share will be 95% of the Fund’s NAV per share on January 3, 2005, which we refer to as the pricing date. See “Price Range of Common Stock and Distributions.” Since the expiration date of the rights offering coincides with the pricing date, stockholders exercising their subscription rights will not know the subscription price per share at the time they exercise their subscription rights. It may be more or less than the estimated subscription price of $9.01 per share. If the actual subscription price is lower, excess payments will be refunded (without interest), and if the actual subscription price is higher, stockholders exercising rights must make an additional payment no later than February 1, 2005. To view the Fund’s latest NAV per share, visit the Fund’s Internet website address at http://www.mvccapital.com.

Determination of the Subscription Price

      The subscription price has been determined by our board of directors, and will be 95% of the Fund’s NAV per share on January 3, 2005, which we refer to as the pricing date. The factors considered, among others, by our board of directors in determining the subscription price included those factors described under “Purpose of the Offer” and the following factors:

•	the absence of underwriting fees (which typically range from 3% to 7% of offering proceeds) in connection with this rights offering;

•	the pricing terms in other recently completed rights offerings; and

•	desirability of ensuring significant stockholder participation in the rights offering.

Distribution of Rights

      We will issue to each holder of our common stock at no cost, one non-transferable right to purchase our common stock for each share of our common stock owned by that holder as of the record date, which is December 3, 2004. No fractional rights will be issued. For every two rights held, you will be entitled to purchase one share of common stock at the subscription price. The subscription price per share will be 95% of the Fund’s NAV per share on January 3, 2005, which we refer to as the pricing date. Fractional shares will not be issued upon exercise of rights.

Subscription Rights

      Your rights entitle you to the basic subscription rights and the over-subscription right.

•	Basic Subscription Rights. The basic subscription rights entitle you to purchase one share of our common stock at the subscription price for every two rights issued to you. You are entitled to subscribe for all or any portion of the shares of our common stock underlying your basic subscription rights.

•	Over-Subscription Right. If you elect to purchase all of the shares of our common stock that you are entitled to purchase under your basic subscription rights such that you have fewer than two rights remaining after such election, you will also have an over-subscription right to subscribe for additional shares of our common stock, if any, that are not purchased by other holders of rights under their basic subscription rights as of the expiration date. Although you are not limited in the number of shares you can elect to over-subscribe for, your ability to purchase the number of shares that you wish to purchase in the exercise of your over-subscription right will depend on the availability of such shares. We cannot provide any assurance that sufficient shares will be available to satisfy your request in whole or in part. If, however, the number of shares of our common stock remaining unsold after holders have exercised their basic subscription rights is sufficient to satisfy in full all subscriptions submitted for additional shares, we will allocate the shares according to the subscriptions submitted. If sufficient additional shares are not available to honor all over-subscriptions, the additional shares will be allocated in proportion to the amount of shares each holder was entitled to and elected to purchase under his or her basic subscription rights (as discussed below) and we may, at our discretion, issue up to an additional 25% of the shares available pursuant to this rights offering in order to honor such over-subscriptions. Shares of our common stock purchased through your over-subscription right must be purchased at the subscription price.

•	Proration of Over-Subscription Right. Each holder who subscribes for additional shares will be allocated available shares of our common stock in proportion to the amount each holder was entitled to and elected to purchase under his or her basic subscription rights. If the number of shares of our common stock remaining unsold after holders have exercised their basic subscription rights (whether or not we determine to issue additional shares to honor all over-subscriptions) is not sufficient to satisfy in full all subscriptions submitted for additional shares, we will allocate the available shares pro rata among all holders who exercise their over-subscription right based on the number of shares each subscriber for additional shares was entitled to and elected to purchase under his or her basic subscription rights; provided, however, that if this pro rata allocation results in any holder being allocated a greater number of additional shares than the holder subscribed for pursuant to the exercise of such holder’s over-subscription right, then such holder will be allocated only such number of additional shares as such holder subscribed for and the remaining additional shares will be allocated pro rata among all other holders exercising over-subscription rights. We will continue this allocation process until all subscriptions are filled or all the shares of our common stock offered in this offering have been sold. The allocation process may involve a series of allocations in order to assure the total number of shares available for over-subscription is distributed on a pro rata basis. In the case of rights exercised by a nominee for a beneficial owner, the allocation described above will be based upon the number of shares of our common stock that the beneficial owner was entitled to and elected to purchase under his or her basic subscription rights.

We will not offer or sell any shares that are not subscribed for under the basic subscription rights or over-subscription rights.

•	Full Exercise of Basic Subscription Rights. You may exercise your over-subscription right only if you exercise your basic subscription rights in full by electing to purchase all of the shares of common stock which you are entitled to purchase under your basic subscription rights such that you have fewer than two rights remaining after such exercise. To determine if you have fully exercised your basic subscription rights, we will consider only the basic subscription rights held by you in the same capacity. For example, suppose that you were granted rights for shares of our common stock which you own individually and shares of our common stock which you own collectively with your spouse. If you wish to exercise your over-subscription right with respect to the rights you own individually, but not with respect to the rights you own collectively with your spouse, you only need to fully exercise your basic subscription rights with respect to your individually owned rights. You do not have to subscribe for any shares under the basic subscription rights owned collectively with your spouse to exercise your individual over-subscription right.

      When you complete the portion of your subscription certificate to exercise your over-subscription right, you will be representing that you have fully exercised your basic subscription rights as to shares of our common stock which you hold in that capacity. You must exercise your over-subscription right at the same time you exercise your basic subscription rights in full.

      If you own shares of our common stock through your bank, broker or other nominee holder who will exercise your subscription right on your behalf, the bank, broker or other nominee holder will be required to certify to us and to the subscription agent the following information:

•	the number of shares of our common stock held on your behalf on the record date;

•	the number of rights exercised under your basic subscription rights;

•	that your basic subscription rights held in the same capacity have been exercised in full; and

•	the number of shares subscribed for under your over-subscription right.

      Your bank, broker or other nominee holder may also disclose to us other information received from you.

No Fractional Rights and Shares

      We will not issue fractional rights or fractional shares. Rights holders who receive, or who are left with, fewer than two rights will be unable to exercise such rights and will not be entitled to receive any cash in lieu of such shares.

Method of Exercise of Rights

      Subscription certificate(s), which evidence the subscription rights, will be mailed to stockholders of record as of the record date. Rights may be exercised by stockholders who are record owners by filling in and signing the enclosed subscription certificate(s) and mailing it in the envelope provided or delivering the completed and signed subscription certificate(s) to the subscription agent, together with required payment for the shares as described below under “Payment for Shares.” Rights may also be exercised by a stockholder by contacting his broker, bank or other nominee, who can arrange, on the stockholder’s behalf, delivery of a properly completed and executed subscription certificate(s) and payment for the shares. A fee may be charged for this service. Unless stockholders are delivering their subscription certificates pursuant to a notice of guaranteed delivery as described below under “Notice of Guaranteed Delivery,” subscription certificate(s) must be received by the subscription agent prior to 5:00 p.m., New York time, on the expiration date at the offices of the subscription agent.

Payment for Shares

      Stockholders who acquire shares pursuant to the basic subscription rights or the over-subscription right must send payment for the shares to be acquired pursuant to the basic subscription rights and over-subscription right, to the subscription agent based on the estimated subscription price of $9.01 per share. To be accepted, such payment must be made payable to “EquiServe Trust Company, N.A., as subscription agent — MVC Capital, Inc.” or “MVC Capital, Inc.” and received by the subscription agent prior to 5:00 p.m. New York time on the expiration date, unless extended. The subscription agent will not honor any exercise of rights received by it after the expiration date. The subscription agent will deposit all bank checks, checks, and money orders received by it prior to the final payment date into a segregated interest-bearing account pending proration and issuance of shares. If this offering is terminated, we will promptly arrange for the refund, without interest, of all funds received from holders of rights. All payments by a stockholder must be made in U.S. dollars by bank check, money order or check drawn on a bank located in the United States and payable to “EquiServe Trust Company, N.A., as subscription agent — MVC Capital, Inc.” or “MVC Capital, Inc.”

      Unless you are delivering your subscription certificate pursuant to a notice of guaranteed delivery as described below under “Notice of Guaranteed Delivery,” payment of the estimated subscription price must be accompanied by a subscription certificate.

Notice of Guaranteed Delivery

      If you wish to exercise your rights, but time will not permit you to cause the subscription certificate to reach the subscription agent on or prior to the expiration date, you may nevertheless exercise your rights if you meet the following conditions:

(a) you have caused payment in full of the estimated subscription price for each share being subscribed for pursuant to your basic subscription rights and your over-subscription right, if any, to be received by the subscription agent on or prior to the expiration date;

(b) the subscription agent receives, on or prior to the expiration date, a guaranteed notice, from an eligible institution, stating your name, the number of rights held, the number of shares being subscribed for pursuant to the basic subscription rights and the number of shares being subscribed for pursuant to the over-subscription right, and guaranteeing the delivery to the subscription agent of the subscription certificate prior to 5:00 p.m., New York time, on the date three Business Days following the expiration date; and

(c) the properly completed subscription certificate evidencing the rights being exercised is received by the subscription agent prior to 5:00 p.m., New York time, on the date three Business Days following the expiration date. For purposes of this prospectus, a “Business Day” shall mean any day on which trading is conducted on the NYSE.

Delivery of Shares

      Unless requested otherwise, stock certificates will not be issued for shares of our common stock offered in this rights offering. Stockholders who are record owners will have the shares they acquire credited to their account with our transfer agent. All future dividends paid on such shares will be paid either in cash or reinvested into additional shares, depending on the election you made in connection with our dividend reinvestment plan. Stockholders whose common stock is held by a nominee will have the shares they acquire credited to the account of such nominee holder.

Confirmation of Purchase

      Within 10 Business Days following the expiration of the rights offering, which we refer to as the confirmation date, a confirmation will be sent by the subscription agent to each stockholder (or, if shares are held by a nominee, on the record date, to such nominee) showing: (i) the number of shares acquired through the basic subscription rights; (ii) the number of shares, if any, acquired through the over-subscription right; (iii) the per share and total subscription price for the shares; and (iv) the additional amount payable by the stockholder to us or any excess to be refunded (without interest) by us to the stockholder, in each case based on the subscription price as determined on the pricing date.

      In the case of any stockholder who exercises a right to acquire shares through the over-subscription right, any excess payment which would otherwise be refunded to the stockholder will be applied by us toward payment for shares acquired through exercise of the over-subscription right. Any additional payment required from a stockholder must be received by the subscription agent within 10 Business Days after the confirmation date, and any excess payment to be refunded (without interest) by us to a stockholder will be mailed by the subscription agent to such stockholder as soon as practicable. All payments by a stockholder must be in U.S. dollars by bank check, money order or check drawn on a bank located in the United States and payable to “EquiServe Trust Company, N.A., as subscription agent — MVC Capital, Inc.” or “MVC Capital, Inc.”

      Crediting of shares acquired in this rights offering to any account is subject to collection of checks.

      If a stockholder who acquires shares through the basic subscription rights or over-subscription right does not make payment of all amounts due, we reserve the right to (i) apply any payment actually received by us toward the purchase of the greatest number of whole shares which could be acquired by such stockholder upon exercise of the basic subscription rights or over-subscription right; (ii) exercise any and all other rights or remedies to which we may be entitled; or (iii) find other purchasers for such subscribed-for shares.

Instructions for Completing Your Subscription Certificate

      You should read and follow the instructions accompanying the subscription certificates carefully. If you want to exercise your rights, you should send your subscription certificate(s) with your estimated subscription price payment to the subscription agent. Do not send your subscription certificate(s) and estimated subscription price payment to us.

Information Agent

      Any questions or requests for assistance may be directed to the information agent at its telephone number and address listed below:

The information agent for the rights offering is:

EquiServe Trust Company, N.A.

Call Toll-Free

(877) 437-8901

      Stockholders may also contact their brokers, banks or other nominees for information with respect to the rights offering.

      The information agent will receive a fee estimated to be approximately $35,000, which excludes reimbursement for all out-of-pocket expenses related to the rights offering, and have also agreed to indemnify the information agent against certain liabilities which it may incur in connection with this offering.

Subscription Agent

      EquiServe will act as our subscription agent to accept exercises of subscription rights for this offering. You must send the completed and signed certificate, along with payment in full of the exercise price for all shares that you wish to purchase pursuant to the basic subscription rights and over-subscription right, to EquiServe.

      We suggest, for your protection, that you deliver your subscription certificate to the subscription agent by an insured, overnight or express mail courier. If you mail your subscription certificate, we suggest that you use registered mail. If you wish to exercise your rights, you should mail or deliver your subscription certificate and payment for the estimated subscription price to the subscription agent as follows:

By Mail, Hand or Overnight Courier

BY FIRST CLASS MAIL:

EquiServe Trust Company, N.A.
Attn: Corporate Actions
PO Box 859208
Braintree, MA 02185

BY HAND:

EquiServe Trust Company, N.A.
Attn: Corporate Actions
17 Battery Park Place, 11th Floor
New York, NY 10004

BY OVERNIGHT COURIER:

EquiServe Trust Company, N.A.
Attn: Corporate Actions
161 Baystate Drive
Braintree, MA 02184

      The notice of guaranteed delivery may also be sent by facsimile to (781) 380-3388 with the originals to be sent promptly thereafter by the methods described above. Facsimiles should be confirmed by telephone to (877) 437-8901.

      Delivery to an address other than as listed above, or transmission via a facsimile number other than as listed above, will not constitute valid delivery.

      Any questions or requests for assistance concerning the method of subscribing for shares of our common stock or for additional copies of this prospectus or the instructions as to use of the subscription certificates can be directed to the information or subscription agent at the addresses or at the telephone numbers specified above.

      We will pay the subscription agent fees and expenses of approximately $35,000, which excludes reimbursement for all out-of-pocket expenses related to the rights offering, and have also agreed to indemnify the subscription agent against certain liabilities which it may incur in connection with this offering.

Expiration of the Rights Offering

      You may exercise your subscription rights at any time before 5:00 p.m., New York time, on January 3, 2005, the expiration date for this offering. We may, in our sole discretion, extend the time for exercising your rights. If you do not exercise your rights before the expiration date, your unexercised rights will be null and void. We may extend the expiration date by giving oral or written notice to the subscription agent on or before the scheduled expiration date and making a public announcement thereof no later than 9:00 a.m., New York time, on the next Business Day after the previously scheduled expiration date. We will not be obligated to honor your exercise of rights if the subscription agent receives the documents relating to your exercise after the rights offering expires, regardless of when you transmitted the documents.

Calculation of Rights Exercised

      If you do not indicate the number of rights being exercised, or do not forward full payment of the total estimated subscription price payment for the number of rights that you indicate are being exercised, then you will be deemed to have exercised your basic subscription rights with respect to the maximum number of rights that may be exercised with the aggregate estimated subscription price payment you delivered to the subscription agent. If your aggregate estimated subscription price payment is greater than the amount you owe for your basic subscription and you do not indicate the number of rights being exercised, you will be deemed to have exercised your over-subscription right to purchase the maximum number of shares with your overpayment. If we do not apply your full subscription price payment to your purchase of shares of our common stock, we will return the excess amount to you by mail without interest or deduction as soon as practicable after the expiration of rights offering.

Nominee Holders

      If you are a broker, bank or other nominee who holds shares of our common stock for the account of others on December 3, 2004, the record date for this offering, you should notify the respective beneficial owners of such shares of the rights offering as soon as possible to find out their intentions with respect to exercising their rights. You should obtain instructions from the beneficial owner with respect to the rights, as set forth in the instructions we have provided to you for your distribution to beneficial owners. If the beneficial owner so instructs, you should complete the appropriate documents and submit them to the subscription agent with the proper payment. If you hold shares of our common stock for the account(s) of more than one beneficial owner, you may exercise the number of rights to which all such beneficial owners in the aggregate otherwise would have been entitled had they been direct record holders of our common stock on the record date for this rights offering, provided that you, as a nominee record holder, make a proper showing to the subscription agent.

Beneficial Owners

      If you are a beneficial owner of shares of our common stock or will receive your rights through a broker, bank or other nominee, we will ask your broker, bank or other nominee to notify you of this rights offering. To indicate your decision, you should complete and return to your bank, broker or other nominee the form entitled “Beneficial Owner Election Form,” together with full payment of the estimated subscription price for each share subscribed for under your subscription rights (including shares subscribed for through the exercise of your over-subscription right). You should receive this form from your broker, bank or other nominee with the other offering materials.

Amendments and Waivers; Termination

      We reserve the right to amend the terms and conditions of this offering, whether the amended terms are more or less favorable to you. We will comply with all applicable laws, including the federal securities laws, in connection with any such amendment.

      We will decide all questions as to the validity, form and eligibility (including times of receipt, beneficial ownership and compliance with other procedural matters) in our sole discretion, and our determination shall be final and binding. The acceptance of subscription certificates and the subscription price also will be determined by us. Alternative, conditional or contingent subscriptions will not be accepted. We reserve the right to reject any exercise if such exercise is not in accordance with the terms of this rights offering or not in proper form or if the acceptance thereof or the issuance of shares of our common stock thereto could be deemed unlawful. We reserve the right to waive any deficiency or irregularity with respect to any subscription certificate. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

      We reserve the right, in our sole discretion, at any time prior to delivery of the shares of our common stock offered hereby, to terminate the rights offering by giving oral or written notice thereof to the subscription agent and making a public announcement thereof. If this offering is terminated, we will promptly arrange for the refund, without interest, of all funds received from holders of rights. All monies received by the subscription agent in connection with this offering will be held by the subscription agent in a segregated interest-bearing account pending proration and issuance of shares.

No Revocation

      Once you have exercised your subscription rights, you may not revoke the exercise.

No Transfer of Rights

      All rights received by you in this offering are non-transferable and may only be exercised by a subscribing holder for his or her own account. The rights will not be admitted for trading on the NYSE. However, the shares of our common stock issued through this rights offering will be listed and admitted for trading on the NYSE.

Dilutive Effects

      Any stockholder who chooses not to participate in this rights offering, should expect to own a smaller interest in us upon completion of this rights offering. This rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their basic subscription rights. Further, because the subscription price per share will be lower than the Fund’s NAV per share, the offering will dilute (i.e., reduce) the Fund’s NAV per share.

Foreign Restrictions

      Stockholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia) will receive written notice of the rights offering; however, subscription certificates will not be mailed to such stockholders. The rights to which those subscription certificates relate will be held by the subscription agent for such foreign stockholder’s accounts until instructions are received to exercise the rights. If no such instructions are received by the expiration date, such rights will expire.

ERISA Considerations

      Fiduciaries of an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan”), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the following before purchasing shares.

      ERISA imposes certain responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in prohibited transactions and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that an ERISA Plan fiduciary must give appropriate consideration to, among other things, the role the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the tax consequences and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before purchasing shares, a fiduciary should determine whether such investment is consistent with its fiduciary responsibilities and the DOL’s regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan. If a fiduciary breaches its responsibilities in selecting an investment or an investment course of action, the fiduciary may be held liable for losses incurred by the ERISA Plan resulting from such breach.

      Because it is anticipated that shares will constitute “publicly offered securities” within the meaning of the DOL plan asset regulations, the underlying assets of the Fund should not be considered to be “plan assets” of investing ERISA Plans for purposes of the fiduciary responsibility provisions of ERISA and prohibited transaction rules of ERISA and the Code. Thus, the Fund’s management team will not be an ERISA fiduciary by reason of its authority with respect to the Fund.

      A Benefit Plan proposing to invest in the Fund will be deemed to represent that it and any fiduciary responsible for such plan’s investments are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to purchase shares was made with appropriate consideration of the relevant investment factors and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

      Certain prospective Benefit Plan investors may currently maintain relationships with the Fund’s management team and/or its affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits the use of plan assets for the benefit of a party in interest and prohibits a fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. The Code also penalizes such actions. ERISA and Benefit Plan investors should consult with counsel to determine if the purchase and holding of shares is a prohibited transaction. Fiduciaries of ERISA or Benefit Plan investors will be deemed to represent that the decision to invest in the shares was made by them as fiduciaries independent of the Fund’s management team or its affiliates, that they are duly authorized to make such decision and that they have not relied on any individualized advice or recommendation of the Fund’s management team or its affiliates, as a primary basis for the decision to invest in the Fund.

      The provisions discussed herein are subject to continuing administrative and judicial interpretation and review. This discussion is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their advisers regarding the consequences under ERISA and the Code relevant to purchasing and holding the shares.

Federal Income Tax Consequences to Stockholders

      For U.S. federal income tax purposes, neither the receipt nor the exercise of the rights will result in taxable income to you. Moreover, you will not realize a loss if you do not exercise the rights. The holding period for a share acquired upon exercise of a right begins with the date of exercise.

      In general, except as provided in the following sentence, your basis in the rights received by you in this rights offering as a distribution with respect to your common stock will be zero. If, however, either (i) the aggregate fair market value of the rights as of the date they are distributed to you is equal to or greater than 15% of the aggregate fair market value on the date of distribution of the common stock in existence when the rights are received, or (ii) you irrevocably elect, in a statement attached to your federal income tax return for the year in which the rights are received, to allocate a portion of the basis in such common stock to the rights, then, upon exercise of the rights, your basis in such common stock will be allocated between such common stock and the rights in proportion to the relative fair market values of each as of the date of distribution of the rights. If you do not exercise the rights, you will not be permitted to allocate any portion of your basis in your common stock to the rights and, therefore, you will not realize a loss on the expiration of an unexercised right.

      Your basis in common stock acquired upon the exercise of a right will be equal to the sum of (i) the subscription price per share, (ii) any servicing fee charged to you by your broker, bank or trust company, and (iii) the basis, if any, in the rights that you exercised. The holding period for any common stock acquired upon exercise of a right will begin with the date of exercise. For a discussion of the consequences of holding and selling shares of our common stock, including any shares of common stock acquired upon the exercise of a right, see “Federal Income Tax Matters” below.

      The foregoing is a general summary of the material U.S. federal income tax consequences of the receipt and exercise of the rights. The discussion is based upon applicable provisions of the Code, Treasury regulations thereunder and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, and does not cover state, local or foreign taxes. This summary does not discuss all aspects of federal income taxation relevant to the receipt, exercise and lapse of rights, in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities, pension plans and trusts and financial institutions. The Code and Treasury regulations thereunder are subject to change by legislative or administrative action, possibly with retroactive effect. You should consult your tax advisors regarding specific questions as to federal, state, local or foreign taxes. You should also review the discussion of certain tax considerations affecting yourself and MVC Capital set forth under “Federal Income Tax Matters.”

USE OF PROCEEDS

      Assuming full exercise of the rights, the cash proceeds from the sale of our common stock will be approximately $55,355,568 before deducting the offering fees and expenses. If we, in our sole discretion, increase the number of shares subject to this rights offering by 25% in order to satisfy over-subscriptions, our proceeds will be approximately $69,194,458 before deducting the offering fees and expenses. However, there can be no assurance that all the rights will be exercised in full, and the subscription price will not be determined until the close of business on the expiration date.

      We intend to use the net proceeds from the rights offering to provide equity and debt financing to portfolio companies and for other general corporate purposes.

      We may invest in common and preferred stock and warrants or rights to acquire equity interests, senior and subordinated loans, and/or convertible securities. In addition to such investments, we may invest up to 30% of the portfolio in other investments, including high-yield bonds, equity and debt securities in collateralized debt obligation vehicles, equity securities or distressed debt of public companies, at the discretion of the Portfolio Manager. As part of this 30%, we may also invest in equity or debt of small and middle-market companies located outside of the United States.

      We anticipate that substantially all of the net proceeds from this rights offering will be used, as described above, within twelve months, but in no event longer than two years. Pending investment in new portfolio companies, we intend to invest the net proceeds from this rights offering in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, high quality debt securities maturing in one year or less from the time of investment or other money market instruments. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

      Our common stock is traded on the NYSE under the symbol “MVC.” The following table lists the high and low closing sales prices for our common stock, and the closing sales price as a percentage of NAV. On December 2, 2004, the last reported sale price on the NYSE for our common stock was $9.25 and the Fund’s NAV per share was $9.48. To view the Fund’s latest NAV per share, visit the Fund’s Internet website address at http://www.mvccapital.com.

		Closing Sale		Premium/Discount	Premium/Discount
		Price		of High	of Low
				Sales Price	Sales Price	Declared
	NAV(1)	High	Low	to NAV	to NAV	Dividends

Year ended October 31, 2002
First Quarter	$14.06	$10.06	$9.22	-28.45%	-34.42%	$.04
Second Quarter	13.62	10.06	8.80	-26.14%	-35.39%	—
Third Quarter	12.36	9.50	7.50	-23.14%	-39.32%	—
Fourth Quarter	11.84	8.05	7.25	-32.01%	-38.77%	—
Year ended October 31, 2003
First Quarter	$10.06	$8.60	$7.90	-14.51%	-21.47%	—
Second Quarter	9.66	8.68	7.85	-10.14%	-18.74%	—
Third Quarter	8.77	8.48	7.89	-3.31%	-10.03%	—
Fourth Quarter	8.48	8.36	7.92	-1.42%	-6.60%	—
Year ending October 31, 2004
First Quarter	$8.76	$8.47	$7.83	-3.31%	-10.62%	—
Second Quarter	8.85	9.20	8.19	3.95%	-7.46%	—
Third Quarter	9.25	9.72	8.81	5.08%	-4.76%	—
Fourth Quarter	9.40	9.47	8.94	0.74%	-4.89%	$.12

(1)	Net asset value is currently calculated daily. The net asset value shown is as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on shares outstanding at the end of each period. Beginning on February 1, 2005, the Fund expects to publish its net asset value on a monthly basis.

      At times, our common stock price per share has traded in excess of our net asset value per share. We cannot predict whether our shares of common stock will trade at a premium to net asset value.

      Currently, the Fund does not have a set policy of paying dividends. The amount and/or frequency of any dividend and distribution is determined by our board of directors. On October 14, 2004, our board of directors declared a nonrecurring dividend of $.12 per share payable to stockholders of record on October 22, 2004 and payable on October 29, 2004. We cannot assure that we will achieve investment results that will permit us to make any future dividend payment.

      We maintain a dividend reinvestment plan for our stockholders. As a result, if our board of directors declares a dividend or distribution, stockholders can have any cash dividends and distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
FOR THE PERIOD FROM NOVEMBER 1, 2000 TO JULY 31, 2004

Overview

      The Fund is a non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. The Fund’s investment objective, as amended by shareholder vote on September 16, 2003, is to seek to maximize total return from capital appreciation and/or income.

      On November 6, 2003, Mr. Tokarz assumed his new position as Chairman and Portfolio Manager of the Fund. He and his team are seeking to implement our investment objective (i.e., to maximize total return from capital appreciation and/or income) through making a broad range of private investments in a variety of industries. The investments can include senior or subordinated loans, convertible debt and convertible preferred securities, common or preferred stock, warrants or rights to acquire equity interests, and other private equity transactions. In the nine months ended July 31, 2004, we made five new investments, totaling $30,210,000, pursuant to our new investment objective.

      Prior to the adoption of our current investment objective, the Fund’s investment objective had been to achieve long-term capital appreciation from venture capital investments in information technology companies. The Fund’s investments had thus previously focused on investments in equity and debt securities of information technology companies. As of July 31, 2004, 21.92% of our assets consisted of portfolio investments made by the Fund’s former management team pursuant to the prior investment objective. We are, however, seeking to manage these legacy investments to try and realize maximum returns. We generally seek to capitalize on opportunities to realize cash returns on these investments when presented with a potential “liquidity event,” i.e., a sale, public offering, merger or other reorganization.

      Our new portfolio investments are made pursuant to our new objective and strategy. We are concentrating our investment efforts on small and middle-market companies that, in our view, provide opportunities to maximize total return from capital appreciation and/or income. Under our investment approach, we have the authority to invest, without limit, in any one portfolio company, subject to any diversification limits that may be required in order for us to continue to qualify as a RIC under Subchapter M of the Code.

      We participate in the private equity business generally by providing privately negotiated long-term equity and/or debt investment capital to small and middle-market companies. Our financing is generally used to fund growth, buyouts, acquisitions, recapitalizations, note purchases, and/or bridge financings. We generally invest in private companies, though, from time to time, we may invest in small public companies that may lack adequate access to public capital.

Investment Income

      For the nine months ended July 31, 2004 and 2003. Interest, fee and other income for the nine months ended July 31, 2004 and 2003 was $2,175,011 and $2,153,798, respectively, an increase of approximately $21,000. The increase in interest and fee income during the nine months ended July 31, 2004 was the result of a combination of factors: the Fund’s investment in new portfolio companies paying different rates of interest and the Fund’s receipt of closing and monitoring fees from certain portfolio companies by the Fund and MVC Financial Services, Inc. a wholly owned subsidiary of the Fund.

      For the Years Ended October 31, 2003 and 2002. Dividend and interest income was $2.9 million in 2003 and $3.7 million in 2002, a decrease of $0.8 million or 21.6%. The reduction in dividend and interest income during the year ended October 31, 2003 was primarily the result of lower interest rates on a reduced cash balance. Interest and dividend income was primarily related to the Fund’s investment in short-term investments and not from portfolio companies.

      For the Years Ended October 31, 2002 and 2001. Dividend and interest income was $3.7 million in 2002 and $9.0 million in 2001, a decrease of $5.3 million or 58.9%. The reduction in dividend and interest income during the year ended October 31, 2002 was primarily due to the redeployment of both cash available for short term investing and the decline in short-term interest rates.

Operating Expenses

      For the nine months ended July 31, 2004 and 2003. Operating expenses for the nine months ended July 31, 2004 and 2003 were $2.82 million and $9.80 million, respectively, a decrease of $6.98 million.

      The significant components of operating expenses for the nine months ended July 31, 2004 and the major factors contributing to the decrease over the nine month period ended July 31, 2003 are outlined below.

      During the nine month period ended July 31, 2003, proxy and litigation expenses were $4 million. The expenses in 2003 were non-recurring and were associated specifically with the costs of replacing the board of directors in February 2003 and the repayment of legal expenses of the two major Fund shareholders, Millenco, L.P. and Karpus Investment Management after a judgment was obtained in the Delaware Chancery Court against the Fund.

      Other significant components of operating expenses for the nine months ended July 31, 2004 include insurance premium expenses of $773,454, salaries and benefits of $940,332, legal fees of $565,817, facilities of $8,250 and other expenses of $12,838.

      In February 2004, the Fund renewed its Directors & Officers/ Professional Liability Insurance policies at an expense of approximately $719,000 which is being amortized over the life of the policy. The prior policy premium was $1.4 million. During the nine months ended July 31, 2003, the Fund paid or accrued $689,929 in insurance premium expense.

      During the nine months ended July 31, 2004, the Fund paid or accrued $940,332 in salaries and benefits. During the nine months ended July 31, 2003, the Fund paid or accrued $2,236,987 in salaries and benefits. The reduced expense for the nine months ended July 31, 2004 is reflective of the significant reduction in the number of Fund employees as compared to the previous period.

      During the nine months ended July 31, 2004, the Fund paid or accrued $565,817 in legal fees. During the nine months ended July 31, 2003, the Fund paid or accrued $1,412,517 in legal fees. The reduced expense for the nine months ended July 31, 2004 is reflective of a decreased need for legal counsel due to the solidification of the Fund’s intended direction by the current management and that the Fund was not involved in litigation during the current period.

      During the nine months ended July 31, 2004, the Fund showed a balance of $8,250 in facilities expenses. During the nine months ended July 31, 2003, the Fund paid or accrued $565,969 in facilities expenses. On January 21, 2004, the Fund reached an agreement with the property manager at 3000 Sand Hill Road, Menlo Park, California to terminate its lease at such location. Under the terms of the agreement, the Fund bought-out its lease directly from the property manager, for an amount equal to $232,835. As a result, the Fund recovered approximately $250,000 of the remaining reserve established at October 31, 2003. Without the recovery of the reserve, the gross facilities expense for the nine months ended July 31, 2004 was approximately $258,250.

      During the nine months ended July 31, 2004, the Fund showed a balance of $12,838 in other expenses. During the nine months ended July 31, 2003, the Fund paid or accrued $77,561 in other expenses. On July 13, 2004, the Fund received $245,213 from the settlement of the case Millenco L.P. v. meVC Advisers, Inc. The recovery of the management fee was used to offset against current year other expenses. Without this recovery the gross other expenses for the nine months ended July 31, 2004 would have been approximately $258,051. The increase in other expenses was caused by the retention of a firm to perform an independent valuation of the Fund’s securities as a part of the Fund’s tender offer and increased professional fees related to deal expenses. The expenses related to professional fees were not incurred in the prior period because the Fund was not actively seeking new portfolio investments.

      For the Years Ended October 31, 2003, 2002 and 2001. Operating expenses were $11.4 million in 2003 and $6.9 million in 2002, an increase of $4.5 million or 65.2%. The increase in operating expenses during the year ended October 31, 2003 is explained below. Operating expenses were $6.9 million in 2002 and $7.39 million in 2001, a decrease of $0.49 million or 6.63%.

Year Ended October 31, 2003

      Significant components of operating expenses for the year ended October 31, 2003 included proxy/litigation fees & expenses of $4.0 million (discussed below), salaries and benefits of $2.5 million, legal fees of $1.5 million, facilities costs of $1.3 million, insurance premium expenses of $1.1 million, directors’ fees of $455,000, and administration fees of $139,000.

      During the year ended October 31, 2003, the Fund paid or incurred $4.0 million for legal and proxy solicitation fees and expenses, which included $2.2 million accrued and paid, at the direction of the board of directors, to reimburse the legal and proxy solicitation fees and expenses of two major Fund shareholders, Millenco, L.P. and Karpus Investment Management, including their costs of obtaining a judgment against the Fund in the Delaware Chancery Court and costs associated with the proxy process and the election of the current Board of Directors. A review is being made of the Fund’s rights of reimbursement for expenses and losses to determine what amounts, if any, may be recoverable from the Fund’s insurance carrier.

      During the year ended October 31, 2003, the Fund paid or accrued $2.5 million in salaries and benefits.

      During the year ended October 31, 2003, the Fund paid or accrued an additional $1.5 million in legal fees.

      During the year ended October 31, 2003, the Fund paid or accrued $1.3 million in facilities expenses. Included in that expense is an accrual of $547,250 for future payments for the Fund’s property lease at 3000 Sand Hill Road, Building 1 Suite 155, Menlo Park, CA for the remainder of the lease through October 2005.

      During the year ended October 31, 2003, the Fund paid or accrued $455,000 in directors’ fees. On July 1, 2003, the board of directors reduced their fees by 50% through October 31, 2003.

      In February 2003, the former management of the Fund (“Former Management”) entered into new Directors & Officers/ Professional Liability Insurance policies with a premium of approximately $1.4 million. The cost was amortized over the life of the policy, through February 2004. For the year ended October 31, 2003, the Fund had expensed $1.1 million in insurance premiums.

Year Ended October 31, 2002

      During the fiscal year ended October 31, 2002, the Fund operated under an advisory agreement with meVC Advisers, Inc (the “Former Advisor”). The Fund was charged a management fee by the Former Advisor at an annual rate of 2.5% of the weekly net assets of the Fund. The Former Advisor agreed to pay all Fund expenses above and beyond the 2.5% paid to the Former Advisor by the Fund. The Former Advisor resigned without notice on June 19, 2002 whereupon the board of directors for the Fund voted to internalize all management and administrative functions of the Fund. Consequently, since June 19, 2002, the Fund has directly paid all of its own operating expenses in addition to legal fees and proxy solicitation expenses.

      Significant components of operating expenses for the period from June 19, 2002 through October 31, 2002 included salaries and benefits of $696,000, consulting and public relation fees of $547,000, directors fees of $307,000, professional fees, comprising audit of $155,000 and legal fees of $998,000, insurance of $134,000 and facilities of $166,000. Prior to June 19, 2002, all Fund expenses, including compensation to the directors and officers, were paid by the Former Advisor.

      Subsequent to the resignation of the Former Advisor, the Fund determined that the Former Advisor had not paid certain vendors for services performed on behalf of the Fund, which it had agreed to pay. During the fiscal year ended October 31, 2002, the Fund paid or accrued $463,535 in expenses to pay those vendors.

Year Ended October 31, 2001

      During the fiscal year ended October 31, 2001, the Fund operated under an advisory agreement with the Former Advisor. The Fund was charged a management fee by the Former Advisor at an annual rate of 2.5% of the weekly net assets of the Fund. The Former Advisor agreed to pay all Fund expenses above and beyond the 2.5% paid to the Former Advisor by the Fund. During the year ended October 31, 2001, the Fund paid the Former Advisor $7.39 million in management fees who in turn distributed $2.96 million to Draper Fisher Jurvetson MeVC Management Co., LLC, the Fund’s form sub-advisor.

Realized Gain and Loss on Portfolio Securities

      For the nine months ended July 31, 2004 and 2003. Net realized losses for the nine months ended July 31, 2004 and 2003 were $21.4 million and $151,931, respectively, an increased loss of $21.2 million.

      Realized losses for the nine months ended July 31, 2004 resulted from the sale of PTS Messaging, Inc. (formerly Pagoo, Inc.) and Ishoni Networks, Inc. These sales resulted in net losses of $11.5 million and $10.0 million, respectively. These losses were previously included with unrealized losses.

      Realized losses for the nine months ended July 31, 2003 resulted mainly from the disbursement of assets from EXP Systems, Inc., a former portfolio company, to its preferred shareholders.

      For the Years Ended October 31, 2003 and 2002. Net realized losses were $4.3 million for 2003 and $33.5 million for 2002, a decrease of $29.3 million or 87.3%.

      Realized losses for 2003 resulted mainly from (i) the write-off of Cidera, Inc. due to its ceasing operations, resulting in a realized loss of $3.75 million, (ii) the return of capital disbursement from EXP Systems, Inc. to its preferred shareholders, resulting in a realized loss of approximately $178,000, and (iii) the partial return of the Fund’s investment in BS Management resulting in a loss of approximately $322,000.

      Realized losses for 2002 resulted mainly from the transactions involving the assets of infoUSA.com, Inc. being acquired by infoUSA, Inc., the parent company of infoUSA.com, Inc., resulting in a realized loss of $3.3 million, the disbursement of assets from EXP Systems, Inc. to its preferred shareholders resulting in a realized loss of $8 million, the write-off of Personic Software, Inc. due to the irreversible dilution of the Fund’s equity position resulting in a realized loss of $10.8 million, the write-off of InfoImage, Inc. due to the company filing for Chapter 7 of the Bankruptcy Code resulting in a realized loss of $2.4 million, the write-off of IQdestination due to the cessation of operations and subsequent dissolution of the company resulting in a realized loss of $3.5 million, the acquisition of the assets of Annuncio Software, Inc. by PeopleSoft resulting in a realized loss of $3.4 million, and the write-off of Mediaprise, Inc. due to the cessation of operations and subsequent dissolution of the company resulting in a realized loss of $2 million.

      For the Years Ended October 31, 2002 and 2001. Net realized losses were $33.5 million for 2002 and net realized gains were $5,123 for 2001, a difference of $33.5 million. Such realization of gains for 2001 was mainly from the sale of short-term securities.

Unrealized Appreciation and Depreciation of Portfolio Securities

      For the nine months ended July 31, 2004 and 2003. Net decrease in unrealized depreciation for the nine months ended July 31, 2004 was $30.38 million and net increase in unrealized depreciation for the nine months ended July 31, 2003 was $43.02 million.

      Such net decrease in unrealized depreciation on investment transactions for the nine months ended July 31, 2004 resulted mainly from the $21.5 million reclassification from unrealized depreciation to realized loss caused by the disbursement of assets from PTS Messaging, Inc. and Ishoni Networks, Inc. Such net decrease also resulted from the determinations of the Valuation Committee to increase the fair value of the Fund’s investments in Sygate Technologies, Inc., 0-In design Automation, Inc., BlueStar Solutions, Inc., Vendio Services, Inc. (formerly AuctionWatch.com, Inc.) and Integral Development Corporation by $9.6 million and to decrease the fair value of the Fund’s investments in Actelis Networks, Inc., CBCA, Inc. and Sonexis, Inc. by $2.0 million.

      The net increase in unrealized depreciation on investment transactions for the nine months ended July 31, 2003 resulted mainly from the Valuation Committee’s decision to decrease the fair value of the Fund’s investments in Actelis Networks, Inc., Arcot Systems, Inc., BlueStar Solutions, Inc., BS Management,

CBCA, Inc., Endymion Systems, Inc., Foliofn, Inc., Ishoni Networks, Inc., Lumeta Corporation, Pagoo, Inc., Phosistor Technologies, Inc., ProcessClaims, Inc., DataPlay, Inc., SafeStone Technologies PLC, Sonexis, Inc., Vendio Services, Inc., Yaga, Inc., and 0-In Design Automation, Inc.

      For the nine months ended July 31, 2004, the accumulated deficit decreased $8.3 million and for the nine months ended July 31, 2003, the accumulated deficit increased $50.8 million. The Fund’s total accumulated deficit for the nine months ended July 31, 2004 and 2003 was $151.8 million and $167.1 million, respectively. The decrease in accumulated deficit for the nine months ended July 31, 2004 is due primarily to the Valuation Committee’s net increase of the fair valuations of certain portfolio company investments by $7.6 million offset by a net investment loss of $612,258. The decrease is also due to the reclassification of previously repurchased treasury shares.

      For the Years Ended October 31, 2003 and 2002. Net unrealized depreciation was $42.8 million in 2003 and $21.8 million in 2002, an increase of $21.0 million or 96.3%.

      Such net increase in unrealized depreciation on investment transactions for 2003 resulted from the determinations of the valuation committee of the former board of directors (the “Former Valuation Committee”) and/or the Valuation Committee to mark down the fair value of the Fund’s investments in Actelis Networks, Inc., Arcot Systems, Inc., BlueStar Solutions, Inc., BS Management, CBCA, Inc., Endymion Systems, Inc., Foliofn, Inc., Integral Development Corporation, Ishoni Networks, Inc., Lumeta Corporation, Mainstream Data, Inc., PTS Messaging, Inc., Phosistor Technologies, Inc., ProcessClaims, Inc. DataPlay, Inc., SafeStone Technologies PLC, Sonexis, Inc., AuctionWatch.com, Inc., Yaga, Inc., and 0-In Design Automation, Inc. The Former Valuation Committee marked down the fair value of the Fund’s investments by $6.6 million and the Valuation Committee marked down the fair value of the Fund’s investments by an additional $36.2 million. The Former Valuation Committee and/or the Valuation Committee decided to write down the carrying value of the investments for a variety of reasons including, but not limited to, portfolio company performance, prospects of a particular sector, data on purchases or sales of similar interests of the portfolio company, cash consumption, cash on-hand, valuation comparables, the likelihood of a company being able to attract further financing, a third party valuation event, cramdowns, limited liquidity options, and a company’s likelihood or ability to meet financial obligations.

      Such net increase in unrealized depreciation on investment transactions for 2002 resulted mainly from the Former Valuation Committee’s decision to mark down the value of the Fund’s investments in Actelis Networks, Inc., Vendio Services, Inc., BlueStar Solutions, Inc., Cidera, Inc., DataPlay, Inc., Endymion Systems, Inc., Foliofn, Inc., Ishoni Networks, Inc., PTS Messaging, Inc., SafeStone Technologies PLC, ShopEaze Systems, Inc., Sonexis, Inc., and Yaga, Inc. The Former Valuation Committee decided to write down the carrying value of the investments for a variety of reasons including, but not limited to, portfolio company performance, prospects of a particular sector, data on purchases or sales of similar interests of the portfolio company, cash consumption, cash on-hand, valuation comparables, the likelihood of a company being able to attract further financing, a third party valuation event, cramdowns, limited liquidity options, and a company’s likelihood or ability to meet financial obligations.

      The Fund’s increase in accumulated deficit was $55.4 million in 2003 and $59.1 million in 2002, a comparatively lower increase by $3.7 million or 6.3%. The Fund’s total accumulated deficit was $171.7 million for 2003 and $116.3 million for 2002, an increase of $55.4 million or 47.6%. The accumulated deficit in 2003 is due primarily to the Valuation Committee’s mark down of the valuations of certain portfolio company investments of $42.8 million, net realized losses of $4.2 million, and net investment loss of $8.5 million.

      For the Years Ended October 31, 2002 and 2001. Net unrealized depreciation was $21.8 million in 2002 and $53.0 million in 2001, a decrease of $31.2 million or 58.9%.

      The net increase in unrealized depreciation for 2001 resulted mainly from the board of directors’ decision to mark down the value of the Fund’s investments in Annuncio Software, Inc., AuctionWatch.com, Inc., BlueStar Solutions, Inc., Cidera, Inc., Endymion Systems, Inc., EXP Systems, Inc., Foliofn, Inc., InfoImage, Inc., infoUSA.com, Inc., IQdesination, Ishoni Networks, Inc., PTS Messaging, Inc., Personic Software, Inc., SafeStone Technologies PLC; and ShopEaze Systems, Inc.

      The Fund’s increase in accumulated deficit was $59.1 million in 2002 and $56.9 million in 2001, an increase of $2.2 million or 3.9%. The Fund’s total accumulated deficit was $116.3 million for 2002 and $57.2 million for 2001, an increase of $59.1 million or 103.3%.

Portfolio Investments

      For the nine months ended July 31, 2004 and the year ended October 31, 2003. The cost of equity investments held by the Fund at July 31, 2004 and at October 31, 2003 was $119.3 million and $125.6 million, respectively, a decrease of $6.3 million. The aggregate fair value of equity investments at July 31, 2004 and at October 31, 2003 was $33.5 million and $11.6 million, respectively, an increase of $21.9 million. The increase in the fair value of the equity investments held by the Fund resulted mainly from the purchase of equity positions in new portfolio companies and the Valuation Committee’s increase of the fair valuations of certain portfolio company equity investments. The cost of debt instruments held by the Fund at July 31, 2004 and at October 31, 2003 was $23.6 million and $16.4 million, respectively, an increase of $7.2 million. The aggregate fair value of debt instruments at July 31, 2004 and at October 31, 2003 was $21.8 million and $12.5 million, respectively, an increase of $9.3 million. The increase in the cost and fair value of the debt investments resulted mainly from the debt investments made in new portfolio companies during the period. The cost of subordinated notes held by the Fund at July 31, 2004 and at October 31, 2003 was $4.5 million and $4.5 million, respectively. The aggregate fair value of subordinated notes at July 31, 2004 and at October 31, 2003 was $0 and $0, respectively. The cost and aggregated fair value of short-term securities held by the Fund at July 31, 2004 and at October 31, 2003 was $57.2 million and $113.2 million, respectively, a decrease of $56.0 million. The decrease in short-term investments resulted mainly from the return of $31.6 million in cash to the shareholders in January 2004 resulting from the completion of the Fund’s tender offer and investments made in new portfolio companies. The cost and aggregate fair value of cash and cash equivalents held by the Fund at July 31, 2004 and at October 31, 2003 was $1.2 million and $7 thousand, respectively, an increase of approximately $1.1 million. This change in position was also impacted by the acquisition of highly liquid securities with maturities of ninety days or less. Management continues to evaluate opportunities for its portfolio companies to realize value for the Fund and its stockholders.

      For the Years Ended October 31, 2003, 2002, and 2001. The cost of equity investments held by the Fund was $125.6 million in 2003 and $127.6 million in 2002, a decrease of $2.0 million or 1.6%. The aggregate fair value of equity investments was $11.6 million in 2003 and $50.1 million in 2002, a decrease of $38.5 million or 76.8%. The decrease in the fair value of the equity investments held by the Fund resulted mainly from the Valuation Committee’s mark down of the valuations of certain portfolio company investments. The cost of debt instruments held by the Fund was $16.4 million in 2003 and $0 in 2002. The aggregate fair value of debt instruments was $12.5 million in 2003 and $0 in 2002. The increase in the cost and fair value of the debt investments resulted mainly from the Fund’s debt investments made in 2003. The cost of subordinated notes held by the Fund was $4.5 million in 2003 and $6.3 million in 2002, a decrease of $1.8 million or 28.6%. The aggregate fair value of subordinated notes was $0 in 2003 and $4.1 million in 2002. The decrease in the fair value of the subordinated notes held by the Fund resulted mainly from the Valuation Committee’s mark down of the valuations of certain portfolio company investments. The cost and aggregated fair value of short-term securities held by the Fund was $113.2 million in 2003 and $62.8 million in 2002, an increase of $50.4 million or 80.3%. The increase in short-term investments resulted mainly from the Fund’s increased investments in short-term securities and subsequent decrease of investments in cash and cash equivalents in 2003. The cost and aggregate fair value of cash and cash equivalents held by the Fund was $6,850 in 2003 and $78.8 million in 2002, a decrease of $78.8 million or 100%. The aggregate fair value of short-term securities was $113.2 million in 2003 and $62.8 million in 2002, an increase of $50.4 million or 80.3%. The decrease in cash and cash equivalents resulted mainly from the Fund’s decreased investments in cash and cash equivalents and subsequent increase of investments in short-term investments in 2003. At October 31, 2001, the cost of equity and equity-linked security investments made by the Fund was $148,886,310, and their aggregate market value was estimated to be $90,926,328.

      During the nine months ended July 31, 2004, the Fund had active investments in the following portfolio companies:

Actelis Networks, Inc.

      Actelis Networks, Inc. (“Actelis”), Fremont, California, provides authentication and access control solutions to secure the integrity of e-business in Internet-scale and wireless environments.

      At October 31, 2003 and July 31, 2004, the Fund’s investment in Actelis consisted of 1,506,025 shares of Series C Preferred Stock at a cost of $5.0 million. On April 29, 2004 the Valuation Committee wrote down the value of Actelis by $1.0 million to $0.0. The investment has been assigned a fair value of $0.0.

Arcot Systems, Inc.

      Arcot Systems, Inc. (“Arcot”), Santa Clara, California, develops solutions to address the challenges of securing e-business applications in Internet-scale and transactional environments.

      At October 31, 2003, the Fund’s investment in Arcot consisted of an outstanding balance on the loan of $5.05 million with a cost of $5.0 million. The investment was assigned a fair value of $2.0 million and the warrants were assigned a fair valued of $0.0.

      During the nine months ended July 31, 2004, Arcot made scheduled principal repayments totaling $981,946.

      At July 31, 2004, the Fund’s investment in Arcot consisted of an outstanding balance on the loan of $4.07 million with a cost of $4.05 million. The investment has been assigned a fair value of $2.0 million and the warrants have been assigned a fair value of $0.0.

Baltic Motors Corporation

      Baltic Motors Corporation (“Baltic”), Farmington Hills, Michigan, is a U.S. company focused on the importation and sale of Ford and Land Rover vehicles and parts throughout Latvia, a member of the European Union.

      On June 25, 2004, the Fund made an investment in Baltic consisting of 54,947.37 shares of Common Stock at $109.20 per share for $6.0 million. In conjunction with this investment, the Fund made a mezzanine loan of $4.5 million to Baltic in the form of a Senior Subordinated Note. The loan has a maturity date of June 25, 2007 and earns interest at 10% per annum.

      At July 31, 2004, the Fund’s investment in Baltic had a cost and fair value of $10.5 million. Michael Tokarz, Chairman of the Fund, and Frances Spark and Bruce Shewmaker, officers of the Fund, serve as directors for Baltic.

BlueStar Solutions, Inc.

      BlueStar Solutions, Inc. (“BlueStar”), Cupertino, California, is a provider of enterprise applications outsourcing services. BlueStar delivers complete end-to-end services for managing SAP applications.

      At October 31, 2003 and July 31, 2004, the Fund’s investments in BlueStar consisted of 74,211 shares of Series C Preferred Stock, 4,545,455 shares of Series D Preferred Stock, and 49,474 shares of Common Stock with a combined cost of $13.0 million. At October 31, 2003, the investments had been assigned a fair value of $1.5 million, or $0.00 per share of the Series C Preferred Stock, approximately $0.33 per share of the Series D Preferred Stock, and $0.00 per share of the Common Stock.

      On April 29, 2004 and July 29, 2004 the Valuation Committee wrote up the value of the BlueStar investment by $750,000 for a total write up of $1.5 million. The increase of the fair value was based upon better than anticipated financial results. The investments have been assigned a combined fair value of $3.0 million. Please see “Subsequent Events” for additional information on this investment.

CBCA, Inc.

      CBCA, Inc. (“CBCA”), Oakland, California, has developed an automated health benefit claims processing and payment system that includes full website functionality.

      At October 31, 2003, the Fund’s investment in CBCA consisted of 5,729,562 shares of Series E Preferred Stock with a cost of $12.0 million. The investment was assigned a fair value of $500,000, at approximately $0.09 per share.

      On November 14, 2003, CBCA raised additional capital by re-capitalizing the company. The Fund’s 5,729,562 shares in Series E Preferred Stock were converted to 753,350 shares of Common Stock. On April 29, 2004 the Valuation Committee wrote down the value of CBCA by $250,000. On July 29, 2004, the Valuation Committee wrote down the value of CBCA by another $250,000. The investment has been assigned a fair value of $0.0.

Dakota Growers Pasta Company, Inc.

      Dakota Growers Pasta Company, Inc. (“Dakota”), Carrington, North Dakota, is the third largest manufacturer of dry pasta in North America and a market leader in private label sales. Dakota and its partners in DNA Dreamfields Company, LLC recently introduced a new process that reduces the number of digestible carbohydrates found in traditional pasta products.

      On July 30, 2004, the Fund made an investment in Dakota consisting of 909,091 shares of Common Stock at $5.49 per share for $5.0 million.

      At July 31, 2004, the Fund’s investment in Dakota had a cost and fair value of $5.0 million. Michael Tokarz, Chairman of the Fund, serves as a director of Dakota.

DataPlay, Inc.

      DataPlay, Inc. (“DataPlay”), Boulder, Colorado, developed new ways of enabling consumers to record and play digital content.

      At October 31, 2003 and July 31, 2004, the Fund’s total investment in DataPlay consisted of 2,500,000 shares of Series D Preferred Stock with a cost basis of $7.5 million and seven promissory notes with a combined cost of $4.5 million. The investments have been assigned a fair value of $0.0. Please see “Subsequent Events” for additional information on this investment.

Determine Software, Inc.

      Determine Software, Inc. (“Determine”), San Francisco, California, is a provider of web-based contract management software.

      At October 31, 2003, the Fund’s investment in Determine consisted of an outstanding balance on the loan of $2.02 million with a cost of $2.0 million and 2,229,955 warrants to purchase a future round of convertible preferred stock at a price of $0.205 per share. The investment was assigned a fair value of $2.0 million and the warrants were assigned a fair value of $0.0.

      During the nine months ended July 31, 2004, Determine made scheduled principal repayments totaling $392,778.

      At July 31, 2004, the Fund’s investment in Determine consisted of a loan which had an outstanding balance of $1.63 million with a cost of $1.62 million. The investment has been assigned a fair value of $1.62 million and the warrants have been assigned a fair value of $0.0. Please see “Subsequent Events” for additional information on this investment.

Endymion Systems, Inc.

      Endymion Systems, Inc. (“Endymion”), Oakland, California, is a single source supplier for strategic, web-enabled, end-to-end business solutions that help its customers leverage Internet technologies to drive growth and increase productivity.

      At October 31, 2003 and July 31, 2004, the Fund’s investment in Endymion consisted of 7,156,760 shares of Series A Preferred Stock with a cost of $7.0 million. The investment has been assigned a fair value of $0.0.

Foliofn, Inc.

      Foliofn, Inc. (“Foliofn”), Vienna, Virginia, is a financial services technology company that delivers investment solutions to financial services firms and investors.

      At October 31, 2003 and July 31, 2004, the Fund’s investment in Foliofn consisted of 5,802,259 shares of Series C Preferred Stock with a cost of $15.0 million. The investment has been assigned a fair value of $0.0.

      Bruce Shewmaker, an officer of the Fund, serves as a Director of Foliofn.

Impact Confections, Inc.

      Impact Confections, Inc. (“Impact”), Roswell, New Mexico founded in 1981, is a manufacturer and distributor of children’s candies.

      On July 30, 2004, the Fund made an investment in Impact consisting of 252.472 shares of Common Stock at $10,694.26 per share for $2.7 million. In conjunction with this investment, the Fund made a loan of $5.0 million to Impact in the form of a Senior Subordinated Note. The loan has a maturity of July 30, 2011 and earns interest at 17% per annum.

      At July 31, 2004, the Fund’s investment in Impact had a cost of $7.58 million and a combined fair value of $7.7 million.

      Puneet Sanan and Shivani Khurana, employees of the Fund, serve as directors of Impact.

Integral Development Corporation

      Integral Development Corporation (“Integral”), Mountain View, California, is a developer of technology which enables financial institutions to expand, integrate and automate their capital markets businesses and operations.

      At October 31, 2003, the Fund’s investment in Integral consisted of an outstanding balance on the loan of $4.49 million with a cost of $4.46 million. The investment was assigned a fair value of $3.5 million and the warrants were assigned a fair value of $0.0.

      During the nine months ended July 31, 2004, Integral made scheduled principal repayments totaling $1,262,502.

      On April 29, 2004 the Valuation Committee wrote up the fair value of the Integral loan by $989,000 to $3.647 million.

      At July 31, 2004, the Fund’s investment in Integral consisted of an outstanding balance on the loan of $3.23 million with a cost of $3.21 million. The investment has been assigned a fair value of $3.23 million.

Ishoni Networks, Inc.

      Ishoni Networks, Inc. (“Ishoni”), Santa Clara, California, developed technology that allowed customer premises equipment manufacturers and service providers to offer integrated voice, data and security services over a single broadband connection to residential and business customers.

      At October 31, 2003, the Fund’s investment in Ishoni consisted of 2,003,607 shares of Series C Preferred Stock with a cost of $10.0 million. The investment was assigned a fair value of $0.0.

      During the nine months ended July 31, 2004, Ishoni filed for bankruptcy under Chapter 7 of the U.S. Bankruptcy Code. The case was closed on April 13, 2004 as a “No Asset Case”.

      At July 31, 2004, the Fund no longer held any investment in Ishoni. As a result, a realized loss of approximately $10.0 million was recognized which was offset by a reduction in unrealized loss by the same $10.0 million. Therefore, the net effect of the removal of the investment was zero.

Lumeta Corporation

      Lumeta Corporation (“Lumeta”), Somerset, New Jersey, is a developer of network management, security, and auditing solutions. The company provides businesses with a comprehensive analysis of their network security that reveals the vulnerabilities and inefficiencies of their corporate intranets.

      At October 31, 2003 and July 31, 2004, the Fund’s investment in Lumeta consisted of 384,615 shares of Series A Preferred Stock and 266,846 shares of Series B Preferred Stock with a combined cost of approximately $406,000. The investments have been assigned a fair value of $200,000, or approximately $0.11 per share of Series A Preferred Stock and approximately $0.59 per share of Series B Preferred Stock.

Mainstream Data, Inc.

      Mainstream Data, Inc. (“Mainstream”), Salt Lake City, Utah, builds and operates satellite, internet, and wireless broadcast networks for the world’s largest information companies. Mainstream Data networks deliver text news, streaming stock quotations, and digital images to subscribers around the world.

      At October 31, 2003 and July 31, 2004, the Fund’s investment in Mainstream consisted of 85,719 shares of Series D Preferred Stock with a cost of $3.75 million. The investment has been assigned a fair value of $0.0.

Octagon Credit Investors, LLC

      On May 7, 2004, the Fund made an investment in Octagon Credit Investors, LLC (“Octagon”), a New York-based asset management company that manages leveraged loans and high yield bonds through collateralized debt obligation (“CDO”) funds.

      The first closing consisted of a $5,000,000 Senior Subordinated Loan, bearing interest at 15% over a seven year term. The note has a $5,000,000 principal face amount and was issued at a discounted cost basis of $4,450,000. The mezzanine loan included detachable warrants with a cost basis of $550,000. The Fund also entered into a $5,000,000 senior secured credit facility with Octagon. This credit facility expires on May 7, 2009 and bears interest at LIBOR plus 4%. Octagon has not yet drawn down on this facility.

      The second closing occurred on June 1, 2004, in which the Fund closed a $560,000 equity investment in Octagon which provides the Fund a membership interest in the company.

      At July 31, 2004, the Fund’s mezzanine loan had an outstanding balance of $5.04 million with a cost of $4.38 million. The mezzanine loan was assigned a fair value of $4.50 million. The increase in the outstanding balance, cost and fair value of the loan is due to the accretion of the market discount and the capitalization of “paid in kind” interest. The equity investment in Octagon had been assigned a fair value of $560,000.

Phosistor Technologies, Inc.

      Phosistor Technologies, Inc. (“Phosistor”), Pleasanton, California, designed and developed integrated semiconductor components and modules for global telecommunications and data communications networks.

      At October 31, 2003 and July 31, 2004, the Fund’s investment in Phosistor consisted of 6,666,667 shares of Series B Preferred Stock with a cost of $1.0 million. The investment has been assigned a fair value of $0.0.

      Phosistor ceased operations in 2003.

ProcessClaims, Inc.

      ProcessClaims, Inc. (“ProcessClaims”), Manhattan Beach, California, provides web-based solutions and value added services that streamline the automobile insurance claims process for the insurance industry and its partners.

      At October 31, 2003 and July 31, 2004, the Fund’s investments in ProcessClaims consisted of 6,250,000 shares of Series C Preferred Stock, 849,257 shares of Series D Preferred Stock, and 873,362 warrants to purchase 873,362 shares of Series E Convertible Preferred Stock with a combined cost of $2.4 million. The investment in the Series C Preferred Stock has been assigned a fair value of $2.0 million, or approximately $0.32 per share of Series C Preferred Stock, the investment in the Series D Preferred Stock has been assigned a fair value of $400,000 or approximately $0.471 per share of Series D Preferred Stock, and the investment in the Series E warrants has been assigned a fair value of $0.0.

      Nino Marakovic, an employee of the Fund, serves as a director of ProcessClaims.

PTS Messaging, Inc. (formerly Pagoo, Inc.)

      PTS Messaging, Inc. (“PTS Messaging”), formerly Pagoo, Inc., Lafayette, California, developed Internet voice technologies offering Internet services direct to the consumer.

      At October 31, 2003, the Fund’s investment in PTS Messaging consisted of 1,956,026 shares of Series A-1 Convertible Preferred Stock with a cost of $11.6 million. The investment was assigned a fair value of $0.0.

      During the nine months ended July 31, 2004, PTS Messaging initiated a partial and final disbursement of assets with proceeds totaling approximately $102,138. As a result, a realized loss of approximately $11.46 million was recognized which was offset by a reduction in unrealized loss by the same $11.46 million. Therefore, the net effect of the removal of the investment was zero.

      At July 31, 2004, the Fund no longer held any investment in PTS Messaging.

SafeStone Technologies PLC

      SafeStone Technologies PLC (“SafeStone”), Old Amersham, UK, provides organizations with secure access controls across the extended enterprise, enforcing compliance with security policies and enabling effective management of the corporate IT and e-business infrastructure.

      At October 31, 2003 and July 31, 2004, the Fund’s investments in SafeStone consisted of 2,106,378 shares of Series A Ordinary Stock with a cost of $4.0 million. The investment has been assigned a fair value of $0.0.

ShopEaze Systems, Inc.

      ShopEaze Systems, Inc. (“ShopEaze”), Sunnyvale, California, partnered with established retailers to help them build online businesses to complement their existing brick-and-mortar businesses.

      At October 31, 2003 and July 31, 2004, the Fund’s investment in ShopEaze consisted of 2,097,902 shares of Series B Preferred Stock with a cost of $6.0 million. The investment has been assigned a fair value of $0.0. ShopEaze ceased operations during 2002.

Sonexis, Inc.

      Sonexis, Inc. (“Sonexis”), Tewksbury, Massachusetts, is the developer of a new kind of conferencing solution — Sonexis ConferenceManager — a modular platform that supports a breadth of audio and web conferencing functionality to deliver rich media conferencing.

      At October 31, 2003 and July 31, 2004, the Fund’s investment in Sonexis consisted of 2,590,674 shares of Series C Preferred Stock with a cost of $10.0 million. On July 29, 2004 the Valuation Committee wrote down the value of Sonexis by $500,000. The investment has been assigned a fair value of $0.0.

Sygate Technologies, Inc.

      Sygate Technologies, Inc. (“Sygate”), Fremont, California, is a provider of enterprise-focused security policy enforcement solutions which provide the infrastructure to maintain an unbroken chain of control to IT Management.

      At October 31, 2003, the Fund’s investment in Sygate consisted of 9,756,098 shares of Series D Preferred Stock with a cost of $4.0 million. The investment was assigned a fair value of $4.0 million, or approximately $0.41 per share.

      During the nine months ended July 31, 2004, the Valuation Committee determined to increase the carrying value of the Fund’s investments in the Series D Preferred Stock of Sygate by approximately $1.5 million to $5.5 million. The increase of the fair value was based upon the company’s improved financial condition.

      At July 31, 2004, the Fund’s investment in Sygate consisted of 9,756,098 shares of Series D Preferred Stock with a cost of $4.0 million. The investment has been assigned a fair value of $5.5 million, or approximately $0.56 per share.

Synhrgy HR Technologies, Inc.

      Synhrgy HR Technologies, Inc. (“Synhrgy”), Houston, Texas, provides human resources technology and outsourcing services to Fortune 1000 companies.

      At October 31, 2003, the Fund’s investment in Synhrgy consisted of an outstanding balance on the loan of $5.0 million with a cost of $4.96 million. The investment was assigned a fair value of $4.96 million and the warrants were assigned a fair value of $0.0.

      During the three months ended January 31, 2004, Synhrgy repaid the balance of its original $5.0 million credit facility to the Fund. In conjunction with the repayment of the credit facility, the Fund also exercised its 43,750 warrants in a cashless transaction for a gain of approximately $40,000. As of July 31, 2004, the Fund no longer held an investment in Synhrgy.

Vendio Services, Inc.

      Vendio Services, Inc. (“Vendio”), San Bruno, California, enables small businesses and entrepreneurs to build Internet sales channels by providing software solutions to help these merchants efficiently market, sell and distribute their products.

      At October 31, 2003, and July 31, 2004, the Fund’s investments in Vendio consisted of 10,476 shares of Common Stock and 6,443,188 shares of Series A Preferred Stock at a cost of $6.6 million. At October 31, 2003, the investments had been assigned a fair value of approximately $500,000, or $0.00 per share for the Common Stock and approximately $0.08 per share for the Series A Preferred Stock.

      On April 29, 2004, the Valuation Committee wrote up the value of Vendio by $634,000 to $1.134 million. At July 31, 2004, the investments have been assigned a fair value of $1.134 million, $0.00 per share for the Common Stock and approximately $0.176 per share for the Series A Preferred Stock.

      Nino Marakovic, an employee of the Fund, serves as a director of Vendio.

Vestal Manufacturing Enterprises, Inc.

      Vestal Manufacturing Enterprises, Inc. (“Vestal”), Sweetwater, Tennessee, is a market leader for steel fabricated products to brick and masonry segments of the construction industry. It is believed to be the only

U.S. company which manufactures and sells both cast iron and fabricated steel specialty products used in the construction of single-family homes.

      On April 29, 2004, the Fund made an investment in Vestal consisting of 40,500 shares of Common Stock at $1.11 per share for $450,000. In conjunction with this investment, the Fund made a loan of $1,000,000 to Vestal in the form of a Senior Subordinated Promissory Note. The loan has a maturity date of April 29, 2011 and earns interest at 12% per annum.

      At July 31, 2004, the Fund’s investment in Vestal had a cost and fair value of $1,450,000. Michael Tokarz, Chairman of the Fund, and Bruce Shewmaker, an officer of the Fund, serve as directors of Vestal.

Yaga, Inc.

      Yaga, Inc. (“Yaga”), San Francisco, California, provides a hosted application service provider (ASP) platform that addresses emerging revenue and payment infrastructure needs of online businesses. Yaga’s payment and accounting application supports micropayments, aggregated billing and stored value accounts while also managing royalty/affiliate accounting and split payments.

      At October 31, 2003 and July 31, 2004, the Fund’s investment in Yaga consisted of 300,000 shares of Series A Preferred Stock, 1,000,000 shares of Series B Preferred and 100,000 warrants to purchase 100,000 shares of Series B Preferred Shares with a combined cost of $2.3 million. The investments have been assigned a fair value of $0.0.

0-In Design Automation, Inc.

      0-In Design Automation, Inc. (“0-In”), San Jose, California, is an electronic design automation (EDA) company providing functional verification products that help verify multi-million gate application specific integrated circuit (ASIC) and system-on-chip (SOC) chip designs.

      At October 31, 2003, the Fund’s investment in 0-In consisted of 2,239,291 shares of Series E Preferred Stock at a cost of $4.0 million. The investment was assigned a fair value of $1.0 million, or approximately $0.45 per share.

      During the nine months ended July 31, 2004, the Valuation Committee determined to increase the carrying value of the Fund’s investments in the Series E Preferred Stock of 0-In by $5.0 million to $6.0 million.

      At July 31, 2004, the Fund’s investment in 0-In consisted of 2,239,291 shares of Series E Preferred Stock at a cost of $4.0 million. The investment has been assigned a fair value of $6.0 million, or approximately $2.68 per share. Please see “Subsequent Events” for additional information on this investment.

Liquidity and Capital Resources

      At July 31, 2004, the Fund had $113.7 million of investments consisting of investments in preferred and common stocks totaling $33.5 million, investments in debt instruments totaling $21.8 million, investments in U.S. government securities totaling $57.2 million and cash and cash equivalents totaling approximately $1.2 million. The Fund considers all money market and other temporary cash investments purchased with an original maturity of three months or less to be cash equivalents. U.S. government securities and cash equivalents are highly liquid. During the nine months ended July 31, 2004, the Fund made five new investments, totaling $30.21 million. The investments were made in Vestal Manufacturing Enterprises, Inc., Octagon Credit Investors LLC, Baltic Motors Corporation, Dakota Growers Pasta Company, Inc. and Impact Confections, Inc. The amounts invested were $1,450,000, $5,560,000, $10,500,000, $5,000,000, and $7,700,000 respectively. No additional investments were made in existing portfolio companies.

      At July 31, 2004, balance sheet resources were believed to be sufficient to finance current commitments. The Fund also maintains a $5,000,000 senior secured credit facility with Octagon Credit Investors, LLC (“Octagon”). This credit facility has a term of up to five years and bears interest at LIBOR plus 4%. Octagon has not yet drawn down on this facility.

      During the nine months ended July 31, 2004, the Fund commenced and completed a tender offer to acquire up to twenty-five percent (25%) of its outstanding shares of common stock at a per share cash purchase price equal to ninety-five percent (95%) of net asset value per share as of December 31, 2003, the day the offer expired. Based on a final count by the depositary for the tender offer, 3,859,558 shares were tendered at a price of $8.18 resulting in a total disbursement from the Fund of $31,571,184.

Subsequent Events

      Effective August 1, 2004, the Fund granted Determine Software Inc. (“Determine”) a six month moratorium with regards to the payment of required principal installments. The Fund agreed that for the period commencing August 1, 2004 through and including January 1, 2005, Determine shall not be required to make scheduled payments of principal, but must continue to make payments of interest.

      On August 5, 2004, the Fund made an investment in Timberland Machines & Irrigation, Inc. (“Timberland”). The Fund has provided Timberland with a $6,000,000 Senior Subordinated Note and $4,500,000 in equity financing. This financing is being used in conjunction with Timberland’s purchase of the assets of The Sprinkler House and Timberland Machines’ divisions of Turf Products Corporation. The Senior Subordinated Note has a maturity date of August 5, 2009 and bears interest of 17%. The Fund also received warrants to purchase an additional 150 shares of Common Stock at a price of $10,000 per share. Michael Tokarz, Chairman of the Fund, and Puneet Sanan, an employee of the Fund, now serve as directors of Timberland.

      Timberland Machines has a floor plan financing program administered by Transamerica Commercial Finance Corporation. As is typical in this industry, under the terms of the dealer financing arrangement, Timberland guarantees the repurchase of product from Transamerica, if a dealer defaults on payment and the underlying assets are repossessed. The Fund has agreed to be a co-guarantor of this repurchase commitment, but its maximum potential exposure as a result of the guarantee is contractually limited to $0.5 million.

      On August 26, 2004, Affiliated Computer Services, Inc. (“ACS”) acquired the Fund’s portfolio company BlueStar Solutions, Inc. (“BlueStar”) in a cash transaction. The Fund received approximately $4.5 million for its investment in BlueStar. The cash received includes contingent payments, to be held in escrow that may be received in late 2005 up to $459,000. The carrying value of the BlueStar investment was $3.0 million. The Fund realized a loss of approximately $8.9 million, which was offset by a decrease in unrealized loss by the same amount. The effect of the transaction on the Fund was an increase in assets by $1.1 million. After the sale, the Fund no longer held any investment in BlueStar.

      On August 29, 2004, the Fund entered into a transaction pursuant to which it received 602,131 Series A-1 preferred shares of DPHI, Inc. which purchased the assets of DataPlay, Inc. out of bankruptcy in late 2003. The Fund’s legal fees in connection with the transaction were approximately $20,000. DPHI, Inc. manufactures storage devices and media for consumer electronics and other applications.

      On September 1, 2004, Mentor Graphics Corp. (“Mentor”) acquired the Fund’s portfolio company 0-In Design Automation, Inc (“0-In”). The Fund received 685,679 common shares of Mentor stock for its investment in 0-In. Of these shares approximately 82,283 will be held in escrow for a one year period. The 603,396 shares received at the time of the exchange had a market value of approximately $6.6 million. The Fund’s carrying value of the 0-In investment was $6.0 million. The effect of the transaction on the Fund was an increase in assets and unrealized gain of approximately $0.6 million. After the exchange, the Fund no longer held any investment in 0-In.

      On September 24, 2004, the Fund made an investment in Vitality Foodservice, Inc. (“Vitality”). The Fund has purchased from Vitality $10,000,000 of convertible preferred stock and $5,000,000 worth of common stock. This financing is being used to support the strategic buyout of Vitality by Goldner Hawn Johnson & Morrison. The convertible preferred stock has a liquidation date of September 24, 2011 and has a dividend rate of 13%.

      On October 14, 2004, the board of directors of the Fund declared a nonrecurring dividend distribution of $0.12 per share of common stock to shareholders of record at the close of business on October 22, 2004, payable on October 29, 2004.

      On October 28, 2004, the Fund entered into a one-year, $20 million revolving credit facility (the “Credit Facility”) with LaSalle Bank National Association (the “Bank”). On October 28, 2004, the Fund borrowed $10,025,000 under the Credit Facility. The proceeds from borrowings made under the Credit Facility are expected to be used for general corporate purposes. The Credit Facility will expire on October 31, 2005, at which time all outstanding amounts under the Credit Facility will be due and payable. Borrowings under the Credit Facility will bear interest, at the Fund’s option, at either a fixed rate equal to the LIBOR rate (for one, two, three or six months), plus a spread of 1.00% per annum, or at a floating rate equal to the Bank’s prime rate in effect from time to time, minus a spread of 1.00% per annum.

SENIOR SECURITIES

      Information about our senior securities is shown in the following tables as of each fiscal year ended October 31 since the Fund commenced operations, unless otherwise noted. The “— ” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Revolving Lines of Credit
2000	$—	$—	$—	N/A
2001	$—	$—	$—	N/A
2002	$—	$—	$—	N/A
2003	$—	$—	$—	N/A
2004 (as of October 31, 2004, unaudited)	$10,025,000	$11,531.18	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

BUSINESS

General

      MVC Capital is an internally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. MVC Capital provides long-term equity and debt investment capital to fund growth, acquisitions and recapitalizations of small and middle-market companies in a variety of industries primarily located in the U.S. Our investments can take the form of common and preferred stock and warrants or rights to acquire equity interests, senior and subordinated loans, or convertible securities. Our common stock is traded on the NYSE under the symbol “MVC.”

      Although the Fund has been in operation since 2000, the year 2003 marked a new beginning for the Fund. In February 2003, stockholders elected an entirely new board of directors. The board of directors developed a new long-term strategy for the Fund. In September 2003, upon the recommendation of the board of directors, stockholders voted to adopt a new investment objective for the Fund of seeking to maximize total return from capital appreciation and/or income. The Fund’s prior objective had been limited to seeking long-term capital appreciation from venture capital investments in the information technology industry. Consistent with our broader objective, we adopted a more flexible investment strategy of providing equity and debt financing to small and middle-market companies in a variety of industries. With the recommendation of the board of directors, stockholders also voted to appoint Mr. Tokarz as Chairman and Portfolio Manager to lead the implementation of our new objective and strategy and to stabilize the existing portfolio. Prior to the arrival of Mr. Tokarz and his new management team in November 2003, the Fund had experienced significant valuation declines from investments made by the former management team. Since November 2003 (through October 31, 2004), we have posted an approximately $11.63 million cumulative increase in the net asset value from these prior investments. In fiscal 2004, we reversed a trend of 12 consecutive quarters of losses and posted a profitable third quarter.

      In 2004, the new management team has made seven investments pursuant to our new strategy and committed $60,710,000 of capital to these investments. We continue to perform diligence and seek new investments that are consistent with our objective. We believe that we have extensive relationships with financial sponsors, financial institutions, business brokers, hedge funds and investment firms, operating professionals and management teams of several companies, which should provide us attractive investment opportunities. In fact, we are currently working on an active pipeline of potential new investment opportunities. We expect that our loan and equity investments will generally range between $3 million and $25 million each though we may occasionally invest smaller or greater amounts of capital depending upon the investment rationale and merit. While the Fund does not adhere to a specific equity and debt asset allocation mix, no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses as of the close of each quarter. Our investments are typically illiquid and they are made through privately negotiated transactions. We generally seek to invest in companies with annual EBITDA between $3 million and $25 million. EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

      MVC Capital’s investment team is headed by Michael Tokarz, who has over 30 years of lending and investment experience. MVC has a dedicated originations and transaction development investment team that has significant experience in private equity, leveraged finance, investment banking and distressed debt. The investment team professionals have invested during both recessionary and expansionary periods and through full interest rate cycles and financial market conditions.

      Our board of directors has the authority to change any of the strategies described in this prospectus without seeking the approval of our stockholders. However, the 1940 Act prohibits us from altering or changing our investment objective, strategies or policies such that we cease to be a business development company, nor can we voluntarily withdraw our election to be regulated as a business development company, without the approval of the holders of a “majority”, as defined in the 1940 Act, of our outstanding voting securities.

      Our portfolio company investments currently consist of common and preferred stock and warrants or rights to acquire equity interests, senior and subordinated loans, and convertible securities. At October 31, 2004, the fair value of all investments in portfolio companies was approximately $78.52 million and our total assets were approximately $127.96 million.

      Substantially all amounts not invested in securities of portfolio companies are held in cash or are invested in short-term, highly liquid money market investments. As of October 31, 2004, the Fund’s investments in short-term securities were valued at $48.74 million.

Corporate History and Offices

      The Fund was organized on December 2, 1999. Prior to July 2004, our name was meVC Draper Fisher Jurvetson Fund I, Inc. On March 31, 2000, the Fund raised $330 million in an initial public offering whereupon it commenced operations as a closed-end investment company. On December 4, 2002, the Fund announced it had commenced doing business under the name MVC Capital.

      We are a Delaware corporation and a non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. In July 2004, we established a subsidiary, MVC Financial Services, Inc., which provides advisory, administrative and other services to the Fund and our portfolio companies.

      The Fund has been “internally managed,” i.e., has had no investment adviser since June 2002. All of the independent members of the current board of directors were first elected at the February 28, 2003 Annual Meeting of the stockholders, replacing the previous board of directors in its entirety. The new board of directors then worked on developing a new long-term strategy for the Fund. On March 6, 2003, the new board of directors terminated the Fund’s previous CEO and shortly thereafter, other members of the Fund’s senior management team (that had previously reported to the former CEO) resigned. Then, in September 2003, upon the recommendation of the board of directors, stockholders voted to adopt our new investment objective. With the recommendation of the board of directors, stockholders also voted to appoint Mr. Tokarz as Chairman and Portfolio Manager to lead the implementation of our new objective and strategy and to stabilize the existing portfolio.

      Our principal executive office is located at 287 Bowman Avenue, Purchase, New York 10577 and our telephone number is (914) 701-0310. Our Internet website is http://www.mvccapital.com.

Our Investment Strategy

      On November 6, 2003, Mr. Tokarz assumed his new position as Chairman and Portfolio Manager. He and his team are seeking to implement our investment objective (i.e., to maximize total return from capital appreciation and/or income) through making a broad range of private investments in a variety of industries. The investments can include common and preferred stock and warrants or rights to acquire equity interests, senior and subordinated loans, or convertible securities. As of October 31, 2004, we have made seven new investments, committing $60,710,000, pursuant to our new investment objective.

      Prior to the adoption of our current investment objective, the Fund’s investment objective had been to achieve long-term capital appreciation from venture capital investments in information technology companies. The Fund’s investments had thus previously focused on investments in equity and debt securities of information technology companies. As of October 31, 2004, 17.73% of our assets consisted of investments made by the Fund’s former management team pursuant to the prior investment objective. We are, however, seeking to manage these legacy investments to try and realize maximum returns. We generally seek to capitalize on opportunities to realize cash returns on these investments when presented with a potential “liquidity event,” i.e., a sale, public offering, merger or other reorganization.

      Our new portfolio investments are made pursuant to our new objective and strategy. We are concentrating our investment efforts on small and middle-market companies that, in our view, provide opportunities to maximize total return from capital appreciation and/or income. Under our investment approach, we have the authority to invest, without limit, in any one portfolio company, subject to any diversification limits that may be required in order for us to continue to qualify as a RIC under Subchapter M of the Code.

      We participate in the private equity business generally by providing privately negotiated equity and/or long-term debt investment capital. Our financing is generally used to fund growth, buyouts, acquisitions, recapitalizations, note purchases, and/or bridge financings. We may or may not be a lead investor in such transactions and may also provide equity and debt financing to companies led by private equity firms. We generally invest in private companies, though, from time to time, we may invest in small public companies that may lack adequate access to public capital. We may also seek to achieve our investment objective by establishing a subsidiary or subsidiaries that would serve as general partner to a private equity or other investment fund(s). Additionally, we may also acquire a portfolio of existing private equity or debt investments held by financial institutions or other investment funds.

      At October 31, 2004 and October 31, 2003 (prior to the adoption of our new investment objective), the fair value of the invested portion (excluding cash and short-term money market securities) of our total assets consisted of the following:

	Percentage of Our Net Assets

	As of	As of
Type of Investment	October 31, 2004	October 31, 2003

Senior/ Subordinated Loans	23.79%	9.10%
Common Stock	27.02%	0.00%
Warrants	0.48%	0.00%
Preferred Stock	16.64%	8.47%
Other Debt Instruments	0.00%	0.00%
Other Rights	0.00%	0.00%

      Substantially all amounts not invested in securities of portfolio companies are invested in short-term, highly liquid money market investments. As of October 31, 2004, these investments were valued at approximately $48.74 million or 38.09% of total assets.

      Our current portfolio includes investments in a wide variety of industries, including food and food service, value-added distribution, industrial manufacturing, financial services and information technology.

      Market and Competition. We have developed and maintained relationships with intermediaries, including investment banks, financial services companies and private mezzanine and equity sponsors, through which we source investment opportunities. Through these relationships, we have been able to strengthen our position as a long-term investor. For the transactions in which we may provide debt capital, an equity sponsor can provide a reliable source of additional equity capital if a portfolio company requires additional financing. Private equity sponsors also assist us in confirming our own due diligence findings when assessing a new investment opportunity, and they provide assistance and leadership to the portfolio company’s management team throughout our investment period.

      Our primary competitors include public investment funds, other business development companies that invest in mezzanine, senior debt and equity securities of privately held companies, private investment funds, commercial and investment banks, commercial financing companies and insurance companies. We compete most directly with the private mezzanine sector of the private capital market and with private equity buyout firms. We believe that we have key structural and operational advantages when compared to private mezzanine funds. Our access to the public equity markets generally gives us a lower cost of capital than that of private funds. Our lower cost of capital may give us a pricing advantage when competing for new investments. In addition, the perpetual nature of our corporate structure enables us to be a better long-term partner for our portfolio companies than a traditional mezzanine fund, which typically has a limited life.

      Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company.

      We also can face competition in our investing activities from private equity funds, investment affiliates of large industrial, technology, service and financial companies, small business investment companies, wealthy individuals and foreign investors. As a regulated business development company, we are required to disclose quarterly the name and business description of portfolio companies and the value of any portfolio securities. Many of our competitors are not subject to this disclosure requirement. Our obligation to disclose this information could hinder our ability to invest in certain portfolio companies. Additionally, other regulations, current and future, may make us less attractive as a potential investor to a given portfolio company than a private equity fund not subject to the same regulations. See “Certain Government Regulations.”

      Investment Criteria. Prospective investments are evaluated by our investment team based upon criteria that may be modified from time to time. The criteria currently being used by management in determining whether to make an investment in a prospective portfolio company include, but are not limited to, management’s view of:

•	Businesses with secure market niches and predictable profit margins;

•	The presence or availability of highly qualified management teams;

•	The line of products or services offered and their market potential;

•	The presence of a sustainable competitive advantage;

•	Favorable industry and competitive dynamics; and

•	Stable free cash flow of the business.

      Our due diligence includes a thorough review and analysis of the business plan and operations of a potential portfolio company. We perform financial and operational due diligence, study the industry and competitive landscape, and meet with current and former employees, customers, suppliers and/or competitors. In addition, we engage attorneys and independent accountants to assist with legal, environmental, tax, and accounting due diligence.

      Investment Sourcing. Mr. Tokarz and our other investment professionals have established an extensive network of investment referral relationships. Our network of relationships with investors, lenders and intermediaries includes:

•	private mezzanine and equity investors;

•	boutique investment banks;

•	business brokers;

•	merger and acquisition advisors;

•	financial services companies; and

•	banks, law firms and accountants.

      Investment Structure. Portfolio company investments typically will be negotiated directly with the prospective portfolio company or its affiliates. The investment team will structure the terms of a proposed investment, including the purchase price, the type of security to be purchased or financing to be provided and the future involvement of the Fund and affiliates in the portfolio company’s business (including potential representation on its board of directors). The investment team will seek to structure the terms of the investment so as to provide for the capital needs of the portfolio company and at the same time seek to maximize the Fund’s total return.

      Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and, in certain cases, other capital providers, such as senior, junior and/or equity capital providers, to structure a “deal.” We negotiate to agree on how our investment is expected to relate relative to the other capital in the portfolio company’s capital structure.

      We make preferred and common equity investments in companies as a part of our investing activities, particularly when we see a unique opportunity to profit from the growth of a company and the potential to enhance our returns. At times, we may invest in companies that are undergoing a restructuring but have several of the above attributes and a management team that we believe has the potential to realize a successful turnaround. Preferred equity investments may be structured with a dividend yield, which may provide us with a current return, if earned and received by the Fund.

      Our senior and subordinated debt instruments are tailored to the facts and circumstances of the deal. The specific structure is negotiated over a period of several weeks and is designed to seek to protect our rights and manage our risk in the transaction. We may structure the debt instrument to require restrictive affirmative and negative covenants, default penalties, lien protection, equity calls, take control provisions and board observation. Our debt investments are typically not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade quality (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s, commonly referred to as “junk bonds”).

      Our mezzanine investments are typically structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. The loans may have interest-only payments in the early years and payments of both principal and interest in the later years, with maturities of three to ten years, although debt maturities and principal amortization schedules vary. We may also make senior secured and other types of loans or debt investments. Our debt investments are typically not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade quality (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s, commonly referred to as “junk bonds”).

      Our mezzanine debt instruments are tailored to the facts and circumstances of the deal. The specific structure is typically negotiated over a period of several weeks and is designed to seek to protect our rights and manage our risk in the transaction. We may structure the debt instrument to require restrictive affirmative and negative covenants, default penalties, lien protection, equity calls, take control provisions and board observation. Our mezzanine investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants or other rights we receive with our debt securities generally require only a nominal cost to exercise, and thus, as the portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide minority rights provisions and event-driven puts. We may seek to achieve additional investment return from the appreciation and sale of our warrants.

      Under certain circumstances, we may acquire more than 50% of the common stock of a company in a control buyout transaction. In addition to our common equity investment, we may also provide additional capital to the controlled portfolio company in the form of senior loans, subordinated debt or preferred stock.

      We fund new investments using cash, the reinvestment of previously accrued interest and dividends in debt and equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time, we may also opt to reinvest accrued interest receivable in a new debt or equity security, in lieu of receiving such interest in cash and funding a subsequent growth investment. Although we have not done so to date, we may also acquire investments through the issuance of our common stock. The issuance of our stock as consideration may provide us with the benefit of raising equity without having to access the public markets in an underwritten offering, including the added benefit of the elimination of any commissions payable to underwriters.

      Providing Management Assistance. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. In addition to the interest and dividends received from our investments, we often generate additional fee income for the structuring, diligence, transaction and management services and financial guarantees we provide to our portfolio companies. In some cases, officers, directors and employees of the Fund may serve as members of the board of directors of portfolio companies. The Fund may provide guidance and management assistance to portfolio companies with respect to such matters as budgets, profit goals, business and financing strategy, management additions or replacements and plans for liquidity events for portfolio company investors such as a merger or initial public offering.

      In July 2004, we established a subsidiary, MVC Financial Services, Inc., which provides advisory, administrative and other services to the Fund and our portfolio companies.

      Portfolio Company Monitoring. We monitor our portfolio companies closely to determine whether or not they continue to be attractive candidates for further investment. Specifically, we monitor their ongoing performance and operations and provide guidance and assistance where appropriate. We would decline additional investments in portfolio companies that, in our view, do not continue to show promise. However, we may make follow on investments in portfolio companies that we believe may perform well in the future.

      The Fund follows elaborate procedures for monitoring its equity and loan investments. The investment professionals have developed a multi-dimensional flexible rating system for all of the Fund’s portfolio investments. These rating grids are updated regularly and reviewed by the Portfolio Manager, together with the investment team. Additionally, the Fund’s Valuation Committee meets at least quarterly to review a written valuation memorandum for each portfolio company and to discuss business updates. Furthermore, the Fund’s Chief Compliance Officer administers the Fund’s compliance policies and procedures, specifically as they relate to the Fund’s investments in portfolio companies.

      We exit our investments generally when a liquidity event takes place, such as the sale, recapitalization or initial public offering of a portfolio company. Our equity holdings, including shares underlying warrants, after the exercise of such warrants, typically include registration rights which would allow us to sell the securities if the portfolio company completes a public offering.

      Investment Approval Procedures. Generally, prior to approving any new investment, we follow the process outlined below. We usually conduct one to four months of due diligence and structuring before an investment is considered for approval. However, depending on the type of investment being contemplated, this process may be longer or shorter.

      The key steps in our investment approval process are:

•	Initial investment screening by deal person or investment team;

•	Investment professionals present an investment proposal containing key terms and understandings (verbal and written) to the entire investment team;

•	Our Chief Compliance Officer reviews the proposed investment for compliance with the 1940 Act, the Code and all other relevant rules and regulations;

•	Investment professionals are provided with authorization to commence due diligence;

•	Any investment professional can call a meeting, as deemed necessary, to: (i) review the due diligence reports; (ii) review the investment structure and terms; (iii) or to obtain any other information deemed relevant;

•	Once all due diligence is completed, the proposed investment is rated using a proprietary rating system which tests several factors including cash flow, EBITDA growth, management and business stability. We use this proprietary rating system as the base line for tracking the investment in the future;

•	Our Chief Compliance Officer confirms that the proposed investment will not cause us to violate the 1940 Act, the Code or any other applicable rule or regulation;

•	Mr. Tokarz approves the transaction; and

•	The investment is funded.

Portfolio Management

      Our Investment Team. We are served by a team of four full-time and three part-time investment professionals led by Mr. Tokarz, our Chairman. Often the Fund uses the services of other investment professionals, with whom it has developed long-term relationships, on an as-needed basis. We look to benefit from the combined resources and investment experience of all of the members of our team. In addition, we employ four other professionals who provide investment support functions both directly and indirectly to our portfolio companies. As we grow, we expect to hire, train, supervise and manage new employees at various levels within the Fund.

      Michael Tokarz. Mr. Tokarz is a senior investment professional with over 30 years of lending and investment experience. Prior to assuming his position as Chairman and Portfolio Manager of the Fund, and prior to founding The Tokarz Group (in 2002), a private merchant bank of which he is Chairman, Mr. Tokarz was a General Partner with Kohlberg Kravis Roberts & Co. (“KKR”), one of the world’s most experienced private equity firms. During his 17-year tenure at KKR, he participated in diverse leveraged buyouts, financings, restructurings and dispositions. Mr. Tokarz currently serves on numerous corporate boards including Walter Industries, Inc., Stonewater Control Systems, Lomonsov, Athleta, Inc. and Apertio Ltd. In addition, Mr. Tokarz is on the Board of Managers of Illinois Ventures, a University of Illinois focused venture capital seed fund and high technology incubator, and is Chairman of a related private equity follow on investment fund. Mr. Tokarz also serves on the Board of the University of Illinois Foundation and its Investment and Executive Committees, as well as Chairman of the Budget and Finance Committees. Prior to his tenure at KKR, Mr. Tokarz was a commercial banker at Continental Illinois where he was renowned for innovation and buyout financings. Mr. Tokarz rose to run the East Coast operation of Continental Illinois from New York. He is also active on the Endowment Committee and Board of Directors of the National Wildlife Federation. He received his undergraduate degree with High Distinction in Economics and MBA in Finance from the University of Illinois and is a Certified Public Accountant.

      Bruce Shewmaker. Mr. Shewmaker is a senior investment professional with over 30 years of private equity and investment banking experience. Prior to becoming a Managing Director of the Fund in November 2003, Mr. Shewmaker served as a member of the board of the Fund from March 2003 and served out his one year term. Mr. Shewmaker was a co-founder of Merrill Lynch Venture Capital Inc. where he initiated several private equity investment partnerships, including three business development companies. During his ten year career at Merrill Lynch, he participated in sourcing, negotiating and monitoring over 40 private equity transactions including leveraged buyouts and venture capital investments, of which seven companies completed initial public offerings. More recently, Mr. Shewmaker served as President and CEO of The US Russia Investment Fund, with committed capital of $440 million, where he managed a staff of 60 people, including eight private equity professionals, in seven offices across the Russian Federation. As a Managing Director of E*OFFERING Corp., he helped this investment banking firm participate in underwriting more than 50 initial public offerings of domestic companies and was responsible for organizing a global investment banking network. While Mr. Shewmaker has spent the majority of his career with registered investment companies or investment management divisions of NYSE listed firms (divisions of The Chase Manhattan Bank and Time Inc.), in the late 1990’s Mr. Shewmaker co-founded Crossbow Ventures, a regionally focused private equity partnership located in Florida. He earned his undergraduate degree in Finance from The Ohio State University and has passed the Series 7 and 63 NASD qualifying examinations.

      Puneet Sanan. Mr. Sanan joined MVC Capital in March 2004 and also serves as a Vice President of MVC Financial Services, Inc. with responsibilities for sourcing, executing and monitoring of investments. Before joining MVC Capital, Mr. Sanan worked at Cadigan Investment Partners, a leveraged buyout firm and was involved in originating, developing, analyzing, structuring, financing and negotiating leveraged and management buyouts, recapitalizations and growth capital financing for middle-market companies. Previously, Mr. Sanan was a Vice President and managed the Investment Banking Division of Fano Securities where he received international recognition for financial advisory work in alternative energy technology. Prior to joining Fano, Mr. Sanan was an Associate Director at UBS Warburg’s Leveraged Finance/ Financial Sponsors group where he advised leading private equity firms on leveraged buyouts, mergers and acquisitions and private equity investments. Mr. Sanan has held various corporate finance and industry positions at PaineWebber, Legg Mason, Royal Dutch/ Shell Group and Gist Brocades (now DSM N.V.). Mr. Sanan received a Bachelor of Engineering (Honors) in Chemical Engineering from Panjab University, India and an MBA in Finance from The University of Texas at Austin.

      Shivani Khurana. Ms. Khurana joined MVC Capital in March 2004 and also serves as a Vice President of MVC Financial Services, Inc. with responsibilities for sourcing, executing and monitoring of investments. Before joining MVC Capital, Ms. Khurana worked at Cadigan Investment Partners, a middle-market leveraged buyout firm where she was involved in originating, structuring, financing and negotiating leveraged and management buyout, and recapitalization transactions. Previously, Ms. Khurana worked in the leveraged finance group of Wachovia Securities where she specialized in restructuring advisory, distressed debt investing and turnaround financing; and the investment banking group of Merrill Lynch. Ms. Khurana’s prior experience includes independently managing $20 million in diversified U.S. and European equities at Al-Ahlia Investment Company. Ms. Khurana received a Bachelor of Commerce with Accounting honors from Panjab University, India; an MBA in Finance from University of Sheffield, UK; and an M.S. in Finance from University of Rochester, New York.

      Christopher Sullivan. Mr. Sullivan joined MVC Capital in June 2004 as an Associate on a part-time basis and is responsible for the sourcing, executing and monitoring of investments. Prior to joining MVC Capital, Mr. Sullivan worked as an Associate for Credit Suisse First Boston, in Equity Capital Markets, where he worked with numerous issuers and financial sponsors to execute 47 lead managed initial public offerings and 152 lead managed follow-on stock offerings. Before working at Credit Suisse First Boston, Mr. Sullivan worked as an Analyst in Equity Capital Markets for CIBC World Markets. Mr. Sullivan is expected to receive his MBA, with a concentration in Finance, from the Carroll School of Management at Boston College in May 2005. Mr. Sullivan holds a BA in History from Dartmouth College.

Portfolio Support and Operations Management

      Frances Spark. In January 2004, Ms. Spark became the Chief Financial Officer of the Fund. Prior to joining MVC Capital, Ms. Spark worked as a turnaround consultant for Everett & Solsvig, Inc. (“E&S”), and before joining E&S, Ms. Spark ran Spark Consulting, LLC (“Spark Consulting”), a consulting company that provided financial management and strategic advice to early stage companies. Prior to forming Spark Consulting, she was the Controller at The Beacon Group (“Beacon”), a private investment firm in New York (now part of JP Morgan Chase). At Beacon, she managed the finance and accounting functions for the firm, its private equity funds and investment banking business. Prior to Beacon, Ms. Spark was the Chief Financial Officer of Hyperion Capital Management, an investment management firm in New York, and held a number of financial roles at Prudential Securities in both the United States and the United Kingdom. Ms. Spark received a B.Sc. in Biology from Southampton University, England. She is a Chartered Accountant and spent five years with KPMG in the United Kingdom.

      Jaclyn Shapiro. Ms. Shapiro joined MVC Capital in June of 2002 and currently serves as Vice President and Secretary of the Fund, responsible for board and shareholder matters and as the Head of Portfolio Development & Fund Administration, responsible for monitoring the Fund’s legacy portfolio and directing the Fund’s operations. Prior to joining MVC Capital, Ms. Shapiro was an Associate and Business Manager with Draper Fisher Jurvetson meVC Management Co. LLC, the former sub-advisor of the Fund. Before joining the Fund’s former sub-advisor, Ms. Shapiro was an Associate at The Bank Companies (acquired by Newmark & Co. Real Estate), where she was responsible for analyzing the various real estate trends in the Washington, DC greater metropolitan area. Previously, Ms. Shapiro worked as a Research Analyst to a Senior Portfolio Manager at Gruntal & Co. and began her business career as a Marketing Consultant at Archstone-Smith formerly known as Charles E. Smith & Co. Ms. Shapiro received her Bachelors of Business Administration degrees in Entrepreneurship and Small Business Management from George Washington University in Washington, DC.

      Scott Schuenke, CPA. Mr. Schuenke joined MVC Capital in June 2004 and holds various positions with the Fund. Mr. Schuenke serves as the Fund’s Controller where he is responsible for overseeing the financial operations of the Fund and, as of October 4, 2004, he serves as the Fund’s Chief Compliance Officer. In this role, Mr. Schuenke is responsible for administering the Fund’s compliance program required by Rule 38a-1 under the 1940 Act. Before Mr. Schuenke joined MVC Capital, he was a compliance officer with US Bancorp Fund Services, LLC, where he was responsible for financial reporting and compliance oversight of more than fifteen open and closed-end registered investment companies. Previously, Mr. Schuenke worked as an audit and assurance services staff member with PricewaterhouseCoopers, LLP (“PWC”). While with PWC, he performed audit and review services for financial services clients including several large mutual fund complexes. Mr. Schuenke received his Bachelors of Business Administration from the University of Wisconsin-Milwaukee. Mr. Schuenke also holds his Masters of Professional Accountancy from the University of Wisconsin-Whitewater. Mr. Schuenke is a Certified Public Accountant licensed in the State of Wisconsin.

      Forrest Mertens. Mr. Mertens joined MVC Capital in January of 2003 and currently serves as the Fund’s Technology Officer and Operations Manager responsible for the day to day operations of the Fund, including project management, network administration, and relationship management. Before working for the Fund, Mr. Mertens worked at Next Level Communications, a telecommunications company, where he managed the firm’s Enclosures and Backplanes product line, which generated approximately $20 million in annual revenue. Previously, Mr. Mertens worked as a Research Analyst for Beacon Investment Management, a wealth management firm in Boston, MA. Mr. Mertens earned a Bachelors of Science in Business Administration from Boston University’s School of Management where he graduated summa cum laude.

Portfolio Diversity

      We currently do not have a policy with respect to “concentrating” (i.e., investing 25% or more of our total assets) in any industry or group of industries and currently our portfolio is not concentrated. We may or may not concentrate in any industry or group of industries in the future.

Employees

      At October 31, 2004, Michael Tokarz served as Chairman & Portfolio Manager and we employed 11 individuals, including investment and portfolio management professionals, operations professionals and administrative staff. Substantially all of these individuals are located in the Purchase, New York office. We believe that our relations with our employees are excellent.

PORTFOLIO COMPANIES

      The following is a listing of our portfolio companies in which we had an investment at October 31, 2004. The portfolio companies are presented in three categories — companies more than 25% owned which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by us under the 1940 Act; companies owned 5% to 25% which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company.

      We make available significant managerial assistance to our portfolio companies. We generally receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards.

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Companies More Than 25% Owned
Baltic Motors Corporation(2)(3)	Automotive Dealership	Common Stock	100.00%
31513 Northwestern Highway		Loan due 6/25/2007	N/A
Suite 201
Farmington Hills, MI 48334
Timberland Machines & Irrigation, Inc.(2)	Landscaping Equipment &	Common Stock	45.00%
One Niblick Road	Irrigation Products	Warrants	60.00%
PO Box 1190	Distributor	Senior Subordinated	N/A
Enfield, CT 06083		Debt due 8/4/2009
Vendio Services, Inc.	Online Auction Enabler	Series A Preferred	37.80%
851 Traeger Ave, Ste 100		Common Stock	0.40%
San Bruno, CA 94066
Vestal Manufacturing Enterprises(2)	Iron Foundry	Common Stock	45.00%
176 Industrial Park Road		Senior Subordinated
Sweetwater, TN 37874		Debt due 4/29/2011	N/A
Companies 5% to 25% Owned
Dakota Growers Pasta Company, Inc.(2)	Manufacturer of	Common Stock	6.91%
One Pasta Avenue	Packaged Foods
Carrington, ND 58421
Endymion Systems, Inc.	Software Applications	Series A Preferred	23.12%
80 Swan Way, #250
Oakland, CA 94621
Foliofn, Inc.(3)	Financial Services	Series C Preferred	49.36%
PO Box 3068	Technology
Merrifield, VA 22116
Impact Confections, Inc.(2)	Confections	Class A Voting	9.96%
888 Garden of the Gods Road, #200	Manufacturing &	Common Stock
Colorado Springs, CO 80907	Distribution	Class B Non-voting	100.00%
		Common Stock
		Subordinated Debt	N/A
		due 7/30/2009
Phosistor Technologies, Inc.	Photonic Integrated	Series B Preferred	9.50%
Pleasanton, CA	Circuits
Processclaims, Inc.	Automobile Insurance	Series C Preferred	48.30%
1600 Rosecrans Ave.	Claims Processing	Series D Preferred	15.39%
Building 7, Suite 300		Series E Warrants	20.00%
Manhattan Beach, CA 90266
ShopEaze Systems, Inc.	Online Commerce	Series B Preferred	30.20%
Santa Clara, CA
Sonexis, Inc.	Web Conferencing	Common	13.15%
400 Network Center Drive, Suite 210
Tewksbury, MA 01876
Sygate Technologies, Inc.	Network Security	Series D Preferred	22.93%
6595 Dumbarton Circle	Software
Fremont, CA 94555

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Vitality Foodservice Holding Corp.(2)	Holding company of	Common Stock	11.30%
400 North Tampa St., Suite 2000	subsidiary companies	Series A
Tampa, FL 33602	that are non-alcoholic	Convertible Preferred	100.00%
	beverage suppliers	Warrants	13.46%
Yaga, Inc.	Digital Content	Series A Preferred	5.30%
114 Sansome Street, 6th Floor	Delivery	Series B Preferred	12.27%
San Francisco, CA 94104
Companies Less Than 5% Owned
Actelis Networks, Inc.	Telecommunications	Series C Preferred	10.81%
6150 Stevenson Blvd.
Fremont, CA 94538
Arcot Systems, Inc.	Ecommerce Software	Common Warrants	3.00%
3200 Patrick Henry Drive		Convertible Credit	N/A
Santa Clara, CA 95054		Facility due
		12/31/2005
CBCA, Inc.	Healthcare	Common Stock	15.37%
475 14th Street, Suite 800	Management
Oakland, CA 94612	Technology
Determine Software, Inc.	Contract Management	Series C Warrant	3.59%
325 Pacific Ave	Software	Loan due 2/4/2006	N/A
San Francisco, CA 94111
DPHI, Inc.	Digital Media	Series A-1	30.10%
2580 55th Street		Preferred
Boulder, CO 80301
Integral Development Corporation	Foreign Exchange	Common Warrants	3.00%
2027 Stierlin Court	Software	Convertible Credit
Mountain View, CA 94043		Facility due
		12/31/2005
Lumeta Corporation	Network Search &	Series A Preferred	4.30%
220 Davidson Avenue	Security Software	Series B Preferred	1.49%
Somerset, NJ 08873
MainStream Data, Inc.	Satellite & Broadcast	Series D Preferred	2.83%
375 Chipeta Way, Suite B	Communications
Salt Lake City, UT USA 84108
Mentor Graphics Corporation	Electronic Design	Common Stock	0.79%
8005 SW Boeckman Road	Automation
Wilsonville, OR 97070
Octagon Credit Investors, LLC(2)	Asset Management	Common Stock	4.94%
52 Vanderbilt Avenue, 18th Floor		Warrants	9.55%
New York, NY 10017		Subordinated Debt	N/A
		due 5/7/2011
		Revolving Line of	N/A
		Credit
SafeStone Technologies PLC	Network Security	Series A Ordinary	2.90%
Apollo House, Mercury Park	Software
Wycombe Lane
Wooburn Green
Bucks HP10 0HH

(1)	Percentages shown for securities held by us represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own, on a fully diluted basis, assuming we exercise our warrants or options.

(2)	This investment has been made by the new management team lead by Mr. Tokarz.

(3)	We directly or indirectly own more than 50% of the voting securities of the company, or control the board of directors, or are the controlling member.

      A brief description of each portfolio company’s business is found on pages 42 to 48, for companies held by the Fund at July 31, 2004. With respect to portfolio companies in which we invested since that date, please see page 49 for a brief description of the business of those companies. In addition, we have provided a more detailed description for each portfolio company which represented more than 5% of our assets as of October 31, 2004:

Baltic Motors Corporation

      On June 30, 2004, the Fund announced that it had provided a $4,500,000 mezzanine loan and $6,000,000 in equity financing to Baltic Motors Corporation (“Baltic Motors”). Baltic Motors is a U.S. company focused on the importation and sale of Ford and Land Rover vehicles and parts throughout Latvia, a new entrant to the European Union as of May 1, 2004.

      Baltic Motors is composed of three subsidiaries. The first, SIA Baltic Motors Imports, is currently an importer of Ford vehicles, parts and accessories, and is responsible for selecting dealers and service centers within the country. The second subsidiary, SIA Baltic Motors Limited, operates Ford and Land Rover car dealerships in three locations within Latvia. The third subsidiary, SIA Baltic Ipashumu Fonds, controls the real estate holdings of Baltic Motors inclusive of all land and facilities.

      Beyond Ford and Land Rover, Baltic Motors’ relationship with Ford permits the importation of additional brands into Latvia and for potential expansion into other Baltic states. Recognizable brands include Mazda, Jaguar and Volvo. MVC Capital controls the board of directors of Baltic Motors.

Impact Confections, Inc.

      On August 3, 2004, the Fund announced that it had provided a $5,000,000 mezzanine loan and $2,700,000 in equity financing to Impact Confections, Inc. (“Impact”) to support Impact’s acquisition of Melster Candies, Inc., which closed on July 30, 2004.

      Impact, founded in 1981, is a manufacturer and distributor of children’s candies. Impact is the largest producer of 3-D lollipops in the United States and has a diverse portfolio of leading candy brands, including MegaWarheads, Carousel Pop, Twist & Glow Pop, Lollipop Paint Shop, Bustin’ Bits and more. Impact’s products can be found at mass-merchants as well as grocery, drug, and convenience stores such as Wal-Mart, McLane, CVS Pharmacy, Walgreens, and others. Impact’s corporate headquarters are located in Colorado Springs, Colorado, and its manufacturing facility is located in Roswell, New Mexico.

      Founded in 1919, Melster Candies (“Melster”) is a manufacturer and distributor of seasonal novelty candies as well as more traditional candies. Some of Melster’s products include salt water taffy, peanut butter kisses, coconut toasties, and marshmallow circus peanuts. Melster’s customers include Wal-Mart, McLane, CVS, Albertsons, Acme and others.

Mentor Graphics Corp.

      On September 2, 2004, the Fund announced that one of the Fund’s portfolio companies, 0-In Design Automation, Inc., had been acquired for stock plus a multi-year earn-out by Mentor Graphics Corp. (“Mentor”), a provider of electronic hardware and software design solutions.

      As a result of the acquisition, the Fund received 685,679 shares of Mentor stock. Of these shares, 603,396 shares are freely-tradable and have been valued daily per the market price. The balance of the shares are held in escrow for a one-year period and, under the terms of the transaction, the Fund’s rights to receive all or a portion of these shares are subject to certain contingencies. The terms of the acquisition also include a multi-year earn-out, based upon future revenues, under which the Fund may be entitled to receive additional cash consideration.

Timberland Machines & Irrigation, Inc.

      On August 9, 2004, the Fund announced that it had provided a $6,000,000 mezzanine loan and $4,500,000 in equity financing to Timberland Machines & Irrigation, Inc. (“Timberland”) in conjunction with Timberland’s purchase of the assets of The Sprinkler House (“TSH”) and Timberland Machines’ divisions of Turf Products Corporation.

      TSH has a chain of specialty irrigation wholesale outlets in New England, with thirteen locations across six states. TSH provides irrigation products and services to independent contractors throughout New England.

      Timberland is engaged in the wholesale distribution and service of professional landscape and premium consumer outdoor power equipment. Timberland has exclusive distribution rights for many leading brands in certain parts of the northeastern U.S., and is an independent distributor of these products in the northeastern United States.

Vitality Foodservice, Inc.

      On September 27, 2004, the fund announced that it had provided $10,000,000 of preferred and $5,000,000 in common equity financing to Vitality Foodservice, Inc. (“Vitality”) to support the strategic buyout of the Company by Goldner Hawn Johnson & Morrison.

      Vitality is headquartered in Tampa, FL, and is a provider of dispensed, non-alcoholic beverages to the foodservice industry worldwide. Its “total beverage system” provides innovative, proprietary dispensers, quality beverages and leading sales and service expertise. Vitality has distribution in over 30 markets including the U.S., Canada, Europe, Central and South America, Asia, the Caribbean, and the Middle East.

DETERMINATION OF FUND’S NET ASSET VALUE

      Pursuant to the requirements of the 1940 Act, we value our portfolio securities at their current market values or, if market quotations are not readily available, at their fair values. Because our portfolio company investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with Valuation Procedures adopted by our board of directors. Our board of directors may also hire independent consultants to review our Valuation Procedures or to conduct an independent valuation of one or more of our portfolio investments.

      Pursuant to our Valuation Procedures, our Valuation Committee (which is currently comprised of three independent directors) reviews, considers and determines fair valuations of portfolio company investments on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). Any changes in valuation are recorded in the statements of operations as “Net unrealized gain (loss) on investments.” Currently, our net asset value per share is calculated and published on a daily basis. The fair values determined as of the most recent quarter end are reflected in the calculated net asset value per share. (If the Valuation Committee determines to fair value an investment more frequently than quarterly, the most recently determined fair value would be reflected in the published net asset value per share.) Beginning on February 1, 2005, we expect to calculate and publish our net asset value per share on a monthly basis (unless determined otherwise by our Valuation Committee) instead of daily.

      We calculate our net asset value per share by subtracting all liabilities from the total value of our portfolio securities and other assets and dividing the result by the total number of outstanding shares of our common stock on the date of valuation.

      At October 31, 2004, approximately 55.87% of our total assets represented portfolio investments recorded at fair value.

      Initially, portfolio securities for which a reliable market value cannot be determined are valued at cost (absent the existence of circumstances warranting, in management’s and the Valuation Committee’s view, a different initial value). During the period that such a portfolio security is held by the Fund, its original cost may cease to represent an appropriate valuation, and other factors must be considered. No pre-determined formula can be applied to determine fair values. Rather, the Valuation Committee makes fair value assessments based upon the estimated value at which the securities of the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties (other than in a forced or liquidation sale). The liquidity event whereby the Fund exits an investment is generally a sale, merger, recapitalization or, in some cases, the initial public offering of the portfolio company.

Valuation Methodology

      There is no one methodology to determine fair value and, in fact, for any portfolio security, fair value may be expressed as a range of values, from which we derive a single estimate of fair value. To determine the fair value of a portfolio security, the Valuation Committee analyzes the portfolio company’s financial results and projections. We generally require, where practicable, portfolio companies to provide annual audited and more regular unaudited financial statements, and/or annual projections for the upcoming fiscal year.

      The fair value of our portfolio securities is inherently subjective. Because of the inherent uncertainty of fair valuation of portfolio securities that do not have readily ascertainable market values, our estimate of fair value may significantly differ from the fair market value that would have been used had a ready market existed for the securities. Such values also do not reflect brokers’ fees or other selling costs which might become payable on disposition of such investments.

Equity Securities

      Our equity interests in portfolio companies for which there is no liquid public market are valued at their fair value. Generally, fair value of an equity interest is based upon the “enterprise value” of the portfolio company. The Valuation Committee’s analysis of enterprise value may include various factors, such as multiples of EBITDA, cash flow, net income or revenues, or in limited instances, book value or liquidation value. All of these factors may be subject to adjustment based upon the particular circumstances of a portfolio company. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, a recapitalization, a restructuring or related items.

      The Valuation Committee may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, or industry practices in determining fair value. The Valuation Committee may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing enterprise value. The determined fair values are generally discounted to account for restrictions on resale and minority control positions.

      Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income is recorded on cumulative preferred equity securities and on common equity securities on the record date for private companies or on the ex-dividend date for publicly traded companies.

Loans and Debt Securities

      For loans and debt securities, fair value generally approximates cost unless there is a reduced enterprise value or the overall financial condition of the portfolio company or other factors indicate a lower fair value for the loan or debt security.

      Generally, in arriving at a fair value for a debt security or a loan, the Valuation Committee focuses on the portfolio company’s ability to service and repay the debt and considers its underlying assets. With respect to a convertible debt security, the Valuation Committee also analyzes the excess of the value of the underlying security over the conversion price as if the security was converted when the conversion feature is “in the money” (appropriately discounted if restricted). If the security is not currently convertible, the use of an appropriate discount in valuing the underlying security is typically considered. If the value of the underlying security is less than the conversion price, the Valuation Committee focuses on the portfolio company’s ability to service and repay the debt.

      When we receive nominal cost warrants or free equity securities (“nominal cost equity”) with a debt security, we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. Loan origination fees, original issue discount and market discount are deferred and then amortized into interest income using the effective interest method. The weighted average yield on loans and debt securities is computed as the: (i) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount and market discount earned on accruing loans and debt securities, divided by; (ii) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date. Prepayment premiums are recorded on loans when received.

      For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Fund will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. However, we may accrue payment-in-kind interest if the health of the portfolio company and the underlying securities are not in question.

MANAGEMENT

      Our board of directors supervises our management team. The responsibilities of each director include, among other things, the oversight of the Fund’s management team and the quarterly valuation of our assets. The board of directors maintains an audit committee, Valuation Committee, compensation committee, and nominating/corporate governance committee, and may establish additional committees in the future.

      Our investment decisions are made by Mr. Tokarz, in consultation with our other investment professionals. Mr. Tokarz is primarily responsible for making each decision.

      We are internally managed and our investment professionals manage our portfolio. These investment professionals collectively have extensive experience in managing investments in private businesses in a variety of industries, and are familiar with our approach of lending and investing. Because we are internally managed, we pay no investment advisory fees, but instead we pay the operating costs associated with employing investment management and other professionals. We also have an agreement with Mr. Tokarz pursuant to which he is entitled to compensation from the Fund. That agreement is described under “Employment Agreements” below.

      Information regarding the directors and the key executive officers of MVC Capital, including brief biographical information, is set forth below.

(5)
	(2)			Number of
	Position(s)	(3)	(4)	Portfolios in	(6)
	Held	Term of Office/	Principal	Fund Complex	Other
(1)	with the	Length of	Occupation(s)	Overseen by	Directorships
Name, Address and Age	Fund	Time Served	During Past 5 Years	Director	Held by Director

Emilio A. Dominianni 287 Bowman Avenue 3rd Floor Purchase, NY 10577 Age: 73	Director	1 year/1 year and 10 months	Mr. Dominianni is a retired Partner of, and is currently Special Counsel to, the law firm of Coudert Brothers LLP. He is also a Consultant to Air Liquide America Corp., an industrial gas corporation. Mr. Dominianni is Director and Secretary of American Air Liquide, Inc. and Air Liquide International Corp., industrial gas corporations, and a Director of Mouli Manufacturing Corp., a kitchen utensil supply company.	None(1)	See column(4)

(5)
	(2)			Number of
	Position(s)	(3)	(4)	Portfolios in	(6)
	Held	Term of Office/	Principal	Fund Complex	Other
(1)	with the	Length of	Occupation(s)	Overseen by	Directorships
Name, Address and Age	Fund	Time Served	During Past 5 Years	Director	Held by Director

Gerald Hellerman 287 Bowman Avenue 3rd Floor Purchase, NY 10577 Age: 67	Director	1 year/1 year and 10 months	Mr. Hellerman has been the Principal of Hellerman Associates, a financial and corporate consulting firm, since the firm’s inception in 1993. He is currently a Director of The Mexico Equity and Income Fund, Inc., a Director and President of Innovative Clinical Solutions, Ltd., a company formerly engaged in clinical trials and physician network management which is currently in liquidation, a Director of Frank’s Nursery & Crafts, Inc., a company operating the nation’s largest chain of lawn and garden retail stores, which filed for bankruptcy protection under Chapter 11 and is in the process of liquidating its assets under Bankruptcy Court supervision, and a Director of Brantley Capital Corporation. Mr. Hellerman is presently serving as Manager-Investment Advisor for a U.S. Department of Justice Settlement Trust. Mr. Hellerman has served as a Trustee or Director of Third Avenue Value Trust, a Trustee of Third Avenue Variable Series Trust, and a Director of Clemente Global Growth Fund, Inc.	None(1)	See column(4)

(5)
	(2)			Number of
	Position(s)	(3)	(4)	Portfolios in	(6)
	Held	Term of Office/	Principal	Fund Complex	Other
(1)	with the	Length of	Occupation(s)	Overseen by	Directorships
Name, Address and Age	Fund	Time Served	During Past 5 Years	Director	Held by Director

Robert C. Knapp Millenco, L.P. 666 Fifth Avenue, 8th Floor New York, NY 10103 Age: 37	Director	1 year/1 year and 10 months	Mr. Knapp is a Managing Director of Millennium Partners. He is also a Director of the Vietnam Opportunity Fund, a Cayman Islands private equity fund listed on the London Stock Exchange, and the First Hungary Fund, a Channel Islands private equity fund. In 2001 and 2002, he served as a Director of Vietnam Frontier Fund, a Cayman Islands investment company.	None(1)	See column(4)

(5)
	(2)			Number of
	Position(s)	(3)	(4)	Portfolios in	(6)
	Held	Term of Office/	Principal	Fund Complex	Other
(1)	with the	Length of	Occupation(s)	Overseen by	Directorships
Name, Address and Age	Fund	Time Served	During Past 5 Years	Director	Held by Director

Robert S. Everett Everett & Solsvig, Inc. 10 Rockefeller Plaza Suite 815 New York, NY 10020 Age: 40	Director	1 year/8 months	Mr. Everett is a Managing Director of Everett & Solsvig, Inc., a firm that assists equity and debt holders who own positions in troubled companies. He also is currently serving as Chief Restructuring Officer of Cornerstone Propane Partners, L.P., a propane distribution company, and is an Officer of its subsidiary, Cornerstone Propane, L.P. Mr. Everett is also a Director and Chairman of Pangborn Corp., and is a Director of Kriton Medical Inc., CSS Holdings Corp, and Calimet Coach Company. Mr. Everett has previously founded Kulen Capital, L.P., a middle-market private investment fund, and has served as Managing Director of Kulen Capital Corp. He served as interim Chief Executive Officer of the Fund from March 2003 until November 2003.	None(1)	See column(4)

(5)
	(2)			Number of
	Position(s)	(3)	(4)	Portfolios in	(6)
	Held	Term of Office/	Principal	Fund Complex	Other
(1)	with the	Length of	Occupation(s)	Overseen by	Directorships
Name, Address and Age	Fund	Time Served	During Past 5 Years	Director	Held by Director

Michael T. Tokarz (2) 287 Bowman Avenue 3rd Floor Purchase, NY 10577 Age: 55	Director, Chairman, and Portfolio Manager	1 year/ 1 year and 1 month	Mr. Tokarz is Chairman of The Tokarz Group, a private merchant bank, since 2002. Prior to this, Mr. Tokarz was a senior General Partner and Administrative Partner at Kohlberg Kravis Roberts & Co., a private equity firm specializing in management buyouts. He also currently serves on the corporate boards of Conseco, Inc., Walter Industries, Inc., IDEX Corporation, Stonewater Control Systems, Lomonsov, Athleta, Inc. and Apertio Ltd. Mr. Tokarz also serves on the Board of the University of Illinois Foundation and its Investment, and executive committees, as well as Chairman of the finance and budget committees, and as Chairman for Illinois Emerging Technology Fund. Mr. Tokarz serves as a director for the following portfolio companies of MVC Capital: Baltic Motors Corporation, Dakota Growers Pasta Company, Timberland Machines & Irrigation, Inc., and Vestal Manufacturing, Inc.	None(1)	See column(4)

(5)
	(2)			Number of
	Position(s)	(3)	(4)	Portfolios in	(6)
	Held	Term of Office/	Principal	Fund Complex	Other
(1)	with the	Length of	Occupation(s)	Overseen by	Directorships
Name, Address and Age	Fund	Time Served	During Past 5 Years	Director	Held by Director

Executive Officers
Bruce W. Shewmaker 287 Bowman Avenue 3rd Floor Purchase, NY 10577 Age: 58	Managing Director (3)	Indefinite term/ 1 year	Until June 2003, Mr. Shewmaker served as Managing Director of Crossbow Ventures Inc., and a Vice President of Crossbow Venture Partners Corp., the general partner of Crossbow Venture Partners LP, a licensed small business investment company. Mr. Shewmaker is also a co-founder and Director of Infrared Imaging Systems, Inc., a medical devices company. From 1999 to 2001, he was a Managing Director of E*OFFERING Corp., an investment banking firm which merged into Wit SoundView Group in 2000. He has also served as a General Partner of ML Oklahoma Venture Partners, L.P., a business development company. Mr. Shewmaker serves as a director for the following portfolio companies of MVC Capital: Baltic Motors Corporation, Foliofn, Inc., and Vestal Manufacturing, Inc.	None	See column(4)

(5)
	(2)			Number of
	Position(s)	(3)	(4)	Portfolios in	(6)
	Held	Term of Office/	Principal	Fund Complex	Other
(1)	with the	Length of	Occupation(s)	Overseen by	Directorships
Name, Address and Age	Fund	Time Served	During Past 5 Years	Director	Held by Director

Frances Rebecca Spark 287 Bowman Avenue 3rd Floor Purchase, NY 10577 Age: 46	Chief Financial Officer	Indefinite term/ 11 months	Ms. Spark has served as Principal of Spark Consulting LLC, a consulting company, since 1999. Since 2002, Ms. Spark has had a consulting relationship with Everett & Solsvig, Inc. Ms. Spark is President, Secretary, and Chief Financial Officer of Baltic Motors Corporation, a portfolio company of the Fund. Ms. Spark also serves as a director for Baltic Motors Corporation.	None	None

(5)
	(2)			Number of
	Position(s)	(3)	(4)	Portfolios in	(6)
	Held	Term of Office/	Principal	Fund Complex	Other
(1)	with the	Length of	Occupation(s)	Overseen by	Directorships
Name, Address and Age	Fund	Time Served	During Past 5 Years	Director	Held by Director

Scott Joseph Schuenke 287 Bowman Avenue 3rd Floor Purchase, NY 10577 Age: 25	Chief Compliance Officer	Indefinite term/ 2 months	Mr. Schuenke served as a Compliance Officer with U.S. Bancorp Fund Services, LLC, from 2002 until he joined MVC Capital, Inc. in 2004. Mr. Schuenke also served as the Secretary of The Mexico Equity & Income Fund, Inc. and Assistant Secretary of Tortoise Energy Infrastructure Corporation during his tenure at U.S. Bancorp Fund Services, LLC.	None	None
Jaclyn Lauren Shapiro 287 Bowman Avenue 3rd Floor Purchase, NY 10577 Age: 26	Vice President Secretary	Indefinite term/ less than 1 month Indefinite term/ 11 months	Ms. Shapiro has worked in the Fund since June 2002. Prior to that, she was an Associate and Business Manager with Draper Fisher Jurvetson meVC Management Co. LLC, the former investment sub- adviser to the Fund, and as an Associate at The Bank Companies (acquired by Newmark & Co. Real Estate), a commercial real estate company.	None	None

(1)	Other than the Fund.

(2)	Mr. Tokarz is an “interested person,” as defined in 1940 Act, of the Fund (an “Interested Director”) because he serves as an officer of the Fund.

(3)	Mr. Shewmaker served as Director of the Fund from March 2003 to March 2004.

Committees of the Board of Directors

      The current members of the audit committee are Messrs. Dominianni, Everett and Hellerman, each of whom is an independent audit committee member as defined in Sections 303.01 (B)(2)(a) and (3) of the NYSE’s listing standards and is not an “interested person,” as defined by the 1940 Act, of the Fund (an “Independent Director”). Mr. Hellerman is the Chairman of the Audit Committee. The board of directors has adopted a written charter for the audit committee, a copy of which was attached as Exhibit A to our proxy statement for the 2004 Annual Meeting of Stockholders. The audit committee’s primary purposes are: (a) oversight responsibility with respect to: (i) the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; (ii) the integrity of the Fund’s financial statements and the independent audit thereof; (iii) the adequacy of the Fund’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (iv) the Fund’s compliance with certain legal and regulatory requirements; (v) determining the qualification and independence of the Fund’s independent auditors; and (vi) the Fund’s internal audit function, if any; and (b) oversight of the preparation of any report required to be prepared by the audit committee pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement with respect to the election of directors. During the Fund’s most recent fiscal year ended on October 31, 2004, the audit committee held five meetings.

      The Valuation Committee, the principal purpose of which is to determine the fair values of securities in the Fund’s portfolio for which market quotations are not readily available, is currently comprised of Messrs. Everett, Hellerman and Knapp. The Valuation Committee held eight meetings during the fiscal year ended October 31, 2004.

      The nominating/corporate governance committee (the “Nominating Committee”), the principal purposes of which are to consider and nominate persons to serve as Independent Directors and oversee the composition and governance of the board of directors and its committees, is currently comprised of Messrs. Dominianni, Hellerman, and Knapp, each of whom is an Independent Director. The Nominating Committee was established in January 2004. The board of directors has adopted a written charter for the Nominating Committee (the “Charter”). A copy of the Charter is available on the Fund’s Internet website at http://www.mvccapital.com.

      The Nominating Committee considers director candidates nominated by stockholders in accordance with procedures set forth in the Fund’s By-Laws. The Fund’s By-Laws provide that nominations may be made by any stockholder of record of the Fund entitled to vote for the election of directors at a meeting, provided that such nominations are made pursuant to timely notice in writing to the Secretary of the Fund. The Nominating Committee then determines the eligibility of any nominated candidate. To be timely, a stockholder’s notice must be received at the principal executive offices of the Fund not less than 60 days nor more than 90 days prior to the scheduled date of a meeting. A stockholder’s notice to the Secretary shall set forth: (a) as to each stockholder-proposed nominee, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class, series and number of shares of capital stock of the Fund that are owned beneficially by the nominee, (iv) a statement as to the nominee’s citizenship, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the stockholder. The Fund or the Nominating Committee may require a stockholder who proposes a nominee to furnish any such other information as may reasonably be required by the Fund to determine the eligibility of the proposed nominee to serve as director of the Fund. The nominating committee held one meeting during the fiscal year ended October 31, 2004.

      The compensation committee, the principal purpose of which is to review and set the compensation of the Independent Directors, is currently comprised of Messrs. Hellerman and Knapp. There were no formal meetings of this committee held during the fiscal year ended October 31, 2004.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Director Compensation

      The following table sets forth compensation paid by us in all capacities during the fiscal year ended October 31, 2004 to all of our directors and our three highest paid executive officers. Our directors have been divided into two groups — interested directors and independent directors. The Interested Director is an “interested person” as defined in the 1940 Act. (The Fund is not part of any Fund Complex.)

Compensation Table

		(3)		(5)
		Pension or		Total
	(2)	Retirement	(4)	Compensation
	Aggregate	Benefits Accrued	Estimated Annual	from Fund
(1)	Compensation	as Part of Fund	Benefits Upon	Paid to
Name of Person, Position	from Fund(4)	Expenses(1)	Retirement	Directors

Interested Director
Michael T. Tokarz, Chairman and Portfolio Manager	$0	$0	$0	$0
Independent Directors
Emilio A. Dominianni, Director	$29,500	$0	$0	$29,500
Robert S. Everett, Director(2)	$18,871	$0	$0	$18,871
Terry Feeney, Director(3)	$14,250	$0	$0	$14,250
Gerald Hellerman, Director	$47,538	$0	$0	$47,538
George Karpus, Director(3)	$11,750	$0	$0	$11,750
Robert C. Knapp, Director	$28,625	$0	$0	$28,625
Executive Officers (who are not directors)
Bruce W. Shewmaker, Managing Director(3)	$152,000	$0	$0	$152,000
Frances R. Spark, Chief Financial Officer	$186,000	$0	$0	$0
Jaclyn L. Shapiro, Vice President and Secretary	$125,583	$0	$0	$0

(1)	Directors do not receive any pension or retirement benefits from the Fund.

(2)	Mr. Everett was elected as a director of the Fund at 2004 Annual Meeting of Stockholders held on March 29, 2004. Mr. Everett served as interim Chief Executive Officer of the Fund from March 6, 2003 until November 1, 2003. During that period, he was compensated for his services to the Fund in an amount of $264,000. The compensation for Mr. Everett’s services was paid by the Fund to Everett & Solsvig, Inc. (“Everett & Solsvig”), a consulting firm of which Mr. Everett is one of two partners. Mr. Everett did not receive any pension or retirement benefits from the Fund. In addition, certain other fees were paid to Everett & Solsvig for the provision of other administrative services to the Fund. Those fees amounted to $94,250.

(3)	As of the Annual Meeting of Stockholders on March 29, 2004, Messrs Feeney, Karpus, and Shewmaker were no longer members of the board of directors.

(4)	The following table provides detail as to aggregate compensation paid during fiscal 2004 as to our three highest paid executive officers:

	Salary	Bonus and Awards**

Mr. Shewmaker	$150,000	$0
Ms. Spark*	$60,000	$0
Ms. Shapiro***	$112,833	$0

*	As of October 31, 2004, Ms. Spark received $80,000 from Baltic Motors Corporation, a portfolio company of the Fund, for serving as its President, Secretary, and Chief Financial Officer. As of October 31, 2004, in addition to her salary, Ms. Spark received $126,000 for providing services to the Fund.

**	As of the date hereof, bonuses and awards have not yet been paid.

***	As of October 31, 2004, in addition to her salary, Ms. Shapiro received $12,750 for providing contract employment services to the Fund.

      At a meeting of the board of directors held on June 6, 2003, the board of directors reduced the annual retainer and per-meeting fees payable to the Independent Directors by 50% for the period from July 1 to October 31, 2003. Subsequently, at a meeting of the board of directors held on January 29, 2004, the board of directors extended this period indefinitely. Currently (i.e., taking into account the 50% reduction), each Independent Director is paid an annual retainer of $15,000 and per-meeting (including Committee meetings) fees of $1,250 (or $750 in the case of telephonic meetings) by the Fund, and is reimbursed by the Fund for reasonable out-of-pocket expenses. The Chairman of each committee of the board of directors receives an additional annual retainer of $1,500. The directors do not receive any pension or retirement benefits from the Fund.

Director Equity Ownership

      The following table sets forth, as of October 31, 2004, with respect to each director, certain information regarding the dollar range of equity securities beneficially owned in the Fund. As of October 31, 2004, the directors of the Fund as a group beneficially owned 2.85% of the outstanding shares of the Fund. The Fund does not belong to a family of investment companies.

(3)
Aggregate Dollar Range of Equity
	(2)	Securities of All Funds Overseen by
(1)	Dollar Range of Equity	Director in Family of
Name of Director	Securities in the Fund	Investment Companies

Emilio Dominianni	$10,001-$50,000	$10,001-$50,000
Robert S. Everett	Over $100,000	Over $100,000
Gerald Hellerman	$50,001-$100,000	$50,001-$100,000
Robert C. Knapp	$50,001-$100,000(1)	$50,001-$100,000(1)
Michael Tokarz(2)	Over $100,000	Over $100,000

(1)	These shares are owned by Mr. Knapp directly.

(2)	Mr. Tokarz is an Interested Director of the Fund because he serves as an officer of the Fund.

Employment Agreements

      On November 6, 2003, Mr. Tokarz assumed his new position as Chairman and Portfolio Manager of the Fund. Mr. Tokarz receives no salary or cash bonus, however, he will be compensated by the Fund based upon his positive performance as the Portfolio Manager. Under the terms of his agreement with the Fund, which provides for a two-year term, the Fund will pay Mr. Tokarz an amount equal to the lesser of (a) 20% of the net income of the Fund for the fiscal year; and (b) the sum of (i) 20% of the net capital gains realized by the Fund in respect of investments made during his tenure as Portfolio Manager; and (ii) the amount, if any, by which the Fund’s total expenses for a fiscal year were less than two percent of the Fund’s net assets (determined as of the last day of the period). Any payments made are calculated based upon the audited financials of the Fund for the applicable fiscal year and would be paid as soon as practicable following the completion of such audit. Mr. Tokarz has the right and the intention to allocate all or part of such compensation to other professionals of the Fund. For more details, please see Exhibit 10.2 of the Fund’s Form 10-K for the fiscal year ended October 31, 2003, which contains a copy of the agreement.

      Ms. Spark has also entered into an employment agreement with the Fund, pursuant to which she is compensated, effective July 1, 2004, at $15,000 per month. The agreement has no set term and may be terminated at any time by the Fund or Ms. Spark.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of December 1, 2004, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

      The following table sets forth, as of 2004, information with respect to the beneficial ownership of our common stock by the stockholders who own more than 5% of our outstanding shares of common stock. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon schedules filed by such persons with the SEC.

	Number of
	Shares Owned	Percentage
Name of Beneficial Owner(1)	Beneficially	of Class

Deutsche Bank AG	1,008,900	8.21%
DB Advisors, L.L.C.
Deutsche Bank AG London Branch
Taunusanlage 12, D-60325
Frankfurt am Main
Federal Republic of Germany
Millenco, L.P.	1,125,500	9.16%
Millennium USA, L.P.
Millenco, L.P.
Millennium International, Ltd. and
Millenco Global Estate, L.P.
c/o Millennium Management, LLC
666 Fifth Avenue, 8th Floor
New York, NY 10103
Cannell Capital LLC	1,649,600	13.42%
J. Carlo Cannell
The Anegada Fund Limited
The Cuttyhunk Fund Limited
Tonga Partners, L.P.
GS Cannell Portfolio, LLC and
Pleiades Investment Partners, LP
150 California Street, 5th Floor
San Francisco, CA 94111

(1)	The table reflects the most current data based upon schedules filed by such persons with the SEC and does not take into consideration any shares bought or sold since such persons’ most recent filing.

FEDERAL INCOME TAX MATTERS

      This summary of certain aspects of the federal income tax treatment of the Fund and its stockholders is based upon the Code, judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in shares of our common stock.

      You should consult your own tax adviser with respect to the tax considerations applicable to the holding of shares of our common stock. This discussion does not address all aspects of federal income taxation relevant to holders of our common stock in light of their personal circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers. This discussion does not address any aspects of foreign, state or local tax laws. The Fund is actively managed and its investment strategies may be employed without regard to the tax consequences of the Fund’s transactions on the Fund’s stockholders.

      We intend to qualify for treatment as a RIC under Subchapter M of the Code. To qualify for such treatment, we must distribute to our stockholders for each taxable year at least 90% of (i) our investment company taxable income (consisting generally of net investment income from interest and dividends and net short term capital gains) and (ii) our net tax-exempt interest, if any. We must also meet several additional requirements, including:

•	At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, and gains from sales or other disposition of stock, securities or foreign currencies, other income derived with respect to our business of investing in such stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (generally, a publicly traded partnership other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC),

•	As diversification requirements, as of the close of each quarter of our taxable year:

•	at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other RICs and other securities to the extent that (1) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (2) such other securities of any one issuer do not represent more than 5% of our total assets, and

•	no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other RICs), of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses, or of one or more qualified publicly traded partnerships.

      However, the diversification requirements outlined above are liberalized in the case of certain investment companies. In particular, if we, as a business development company, meet certain requirements described below, the 50% diversification requirement is modified so that we may include in our 50% pool of investments, the value of the securities of any corporate issuer (even if we hold more than 10% of the corporate issuer’s outstanding voting securities) so long as at the time of the latest investment in the applicable corporate issuer’s securities the tax basis which we have in all securities issued by the corporate issuer does not exceed 5% of the total value of all of our assets. This exception does not apply if we have continuously held any securities of the applicable corporate issuer for a period of 10 or more years.

      In order for the modified diversification rule to apply, the SEC must determine and certify to the Internal Revenue Service (“IRS”) no more than 60 days prior to the close of a tax year that we are principally engaged in furnishing capital to corporations which corporations are themselves principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously available. For purposes of these determinations, a corporation shall be considered principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously available for at least 10 years after the first acquisition of any security in such corporation by us if, at the date of the original acquisition, the issuer corporation was principally so engaged. In addition, we shall be considered at any date to be furnishing capital to any corporation whose securities we hold, if within 10 years before such date, we have acquired securities in the applicable corporate issuer.

      The modified diversification rule does not apply to any quarter if, at the close of such quarter, more than 25% of our total assets are comprised of securities of corporate issuers, with respect to each of which (i) we hold more than 10% of the outstanding voting securities of such issuer and (ii) we have continuously held a security of such issuer (or a predecessor) for 10 or more years.

      If we were unable to qualify for treatment as a RIC, we would be subject to tax on our ordinary income and capital gains (including gains realized on the distribution of appreciated property) at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction and individual distributees would qualify for the reduced tax rates applicable to “qualified dividends”. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a gain realized from the sale or exchange of property. If the Fund fails to meet the requirements of Subchapter M for more than two consecutive taxable years and then seeks to requalify under Subchapter M, it may be required to recognize gain to the extent of any unrealized appreciation on its assets. In that case, any gain recognized by the Fund likely would be distributed to stockholders as a taxable distribution.

      If we qualify as a RIC and distribute to stockholders each year in a timely manner the sum of (i) at least 90% of our “investment company taxable income” as defined in the Code and (ii) at least 90% of our net tax-exempt interest, if any, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. In addition, if we distribute in a timely manner the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income not distributed in prior years, we will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs. We will be subject to regular corporate income tax (currently at rates up to 35%) on any undistributed net investment income and any undistributed net capital gain. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that dividends (other than capital gain dividends) paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

      The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of the taxable year ending October 31, 2003, we had $37,689,502 of net capital loss carryforwards, $33,469,122 of which will expire after the taxable year ending 2010, $4,220,380 of which will expire after the taxable year ending 2011. To the extent the Fund is able to offset capital gains with capital losses carried forward, it would enhance the Fund’s and stockholders’ after-tax returns.

      If we acquire debt obligations that were originally issued at a discount, or that bear interest at rates that are not fixed (or certain “qualified variable rates”) or that is not payable, or payable at regular intervals over the life of the obligation, we will be required to include in taxable income each year a portion of the “original issue discount” that accrues over the life of the obligation, regardless of whether the income is received by us, and may be required to make distributions in order to continue to qualify as a RIC or to avoid the 4% excise tax on certain undistributed income. In this event, we may be required to sell temporary investments or other assets to meet the distribution requirements.

      For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to stockholders attributable to our ordinary income (including dividends, interest and original issue discount) and net short-term capital gains generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits, except to the extent the we receive “qualified dividends” and designate such amounts for individual stockholders as “qualified dividends”. The lower tax rate for “qualified dividends” (currently a maximum rate of 15%) will apply only if the individual stockholder holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the stockholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Additionally, an individual stockholder would not benefit to the extent it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income (but not capital gain) dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. A corporate stockholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the stockholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Additionally, a corporate stockholder would not benefit to the extent it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate stockholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.

      Distributions in excess of our earnings and profits will first be treated as a return of capital which reduces the stockholder’s adjusted basis in his or her shares of common stock and then as gain from the sale of shares of our common stock. Distributions of our net long-term capital gains (designated by us as capital gain dividends) will be taxable to stockholders as long-term capital gains regardless of the stockholder’s holding period in his or her common stock.

      Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (i) declare such dividend prior to the due date (including extensions) for filing our return for that taxable year, (ii) make the election in that return, and (iii) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made (subject to the October, November, December rule described above).

      To the extent that we retain any capital gains, we may designate them as “deemed distributions” and pay a tax thereon for the benefit of our stockholders. In that event, the stockholders report their share of retained realized long-term capital gains on their individual tax returns as if the share had been received, and report a credit for the tax paid thereon by us. The amount of the deemed distribution net of such tax is then added to the stockholder’s cost basis for his or her common stock. Since we expect to pay tax on capital gains at regular corporate tax rates and the maximum rate payable by individuals on such gains can currently be as low as 15%, the amount of credit that individual stockholders may report is expected to exceed the amount of tax that they would be required to pay on long-term capital gains. Stockholders who are not subject to federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows them to recover the taxes paid on their behalf.

      Section 1202 of the Code permits the exclusion, for federal income tax purposes, of 50% of any gain (subject to certain limitations) realized upon the sale or exchange of “qualified small business stock” held for more than five years. Generally, qualified small business stock is stock of a small business corporation acquired directly from the issuing corporation, which must (i) at the time of issuance and immediately thereafter have assets of not more than $50 million and (ii) throughout substantially all of the holder’s holding period for the stock be actively engaged in the conduct of a trade or business not excluded by law. If we acquire qualified small business stock, hold such stock for five years and dispose of such stock at a profit, a noncorporate stockholder who held shares of our common stock at the time we purchased the qualified small business stock and at all times thereafter until we disposed of the stock would be entitled to exclude from such stockholder’s taxable income 50% of such stockholder’s share of such gain. Seven percent (7%) of any amount so excluded would currently be treated as a preference item for alternative minimum tax purposes. Comparable rules apply under the qualified small business stock “rollover” provisions of section 1045 of the Code, under which gain otherwise reportable by individuals with respect to sales by us of qualified small business stock held for more than six months can be deferred if we reinvest the sales proceeds within 60 days in other qualified small business stock.

      A stockholder may recognize taxable gain or loss if the stockholder sells or exchanges such stockholder’s shares of common stock. Any gain arising from the sale or exchange of common stock generally will be treated as capital gain or loss if the common stock is held as a capital asset, and will be treated as long-term capital gain or loss if the stockholder has held his or her shares of common stock for more than one year. However, any capital loss arising from a sale or exchange of shares of common stock held for six months or less will be treated as a long-term capital loss to the extent of the amount of long-term capital gain distributions received (or deemed to be received) with respect to such shares of common stock.

      Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction”. A transaction may be a “reportable transaction” based upon any of several indicia with respect to a stockholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

      We may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to stockholders who fail to provide us with their correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, or if the IRS notifies us that the stockholder is subject to backup withholding. Any amounts withheld may be credited against a stockholder’s U.S. federal income tax liability.

      There is no withholding tax to a stockholder who is not a U.S. person within the meaning of the Code (“Non-U.S. Person”) (i) on the portion of the Fund’s distributions that consist of long-term capital gains realized by the Fund, and (ii) for the Fund’s taxable years beginning after December 31, 2004 and before January 1, 2008, on the portion of the Fund’s distributions that we designate as short-term capital gain dividends or “interest-related dividends” (generally, dividends attributable to net interest income that would not result in U.S. withholding taxes if earned directly by the stockholder), in all cases provided that such distributions are not effectively connected with the conduct of a trade or business in the U.S. by such Non-U.S. Person. However, the remaining distributions to Non-U.S. Persons are generally subject to a 30% withholding tax, unless reduced or eliminated by treaty. Other rules may apply to Non-U.S. Persons whose income from the Fund is effectively connected with the conduct of a U.S. trade or business by such Non-U.S. Person; such investors should consult with their own advisers regarding those rules.

      A tax-exempt U.S. person investing in the Fund will not realize unrelated business taxable income with respect to an unleveraged investment in shares. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. tax consequences of an investment in the Fund.

      From time to time, the Fund may be considered under the Code to be a nonpublicly offered regulated investment company. Under Temporary Regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain stockholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a stockholder’s pro rata portion of the affected expenses, including the management fee and incentive fee payable to the manager, will be treated as an additional dividend to the stockholder and will be deductible by such stockholder, subject to the 2%

“floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A “nonpublicly offered regulated investment company” is a RIC whose shares are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market nor (iii) held by at least 500 persons at all times during the taxable year.

      Unless an exception applies, we will mail to each stockholder, as promptly as possible after the end of each fiscal year, a notice detailing, on a per distribution basis, the amounts includible in such stockholder’s taxable income for such year as net investment income, as net realized capital gains (if applicable) and as “deemed” distributions of capital gains, including taxes paid by us with respect thereto. In addition, absent an exemption, the federal tax status of each year’s distributions will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on each stockholder’s particular situation. Stockholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in us.

      Under our Plan, all cash distributions to stockholders will be automatically reinvested in additional whole and fractional shares of our common stock unless you elect to receive cash. For federal income tax purposes, however, you will be deemed to have constructively received cash and such amounts should be included in your income to the extent such constructive distribution otherwise represents a taxable dividend for the year in which such distribution is credited to your account. The amount of the distribution is the value of the shares of common stock acquired through the dividend reinvestment plan.

CERTAIN GOVERNMENT REGULATIONS

      We operate in a highly regulated environment. The following discussion generally summarizes certain government regulations.

      Business Development Company. A business development company is defined and regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to invest in long-term, private investments in businesses.

      As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An “eligible portfolio company” is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. Government securities or high-quality debt maturing in one year or less from the time of investment.

      To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or making loans to a portfolio company. We offer to provide managerial assistance to each of our portfolio companies.

      As a business development company, we are entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. See “Risk Factors.” We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Independent Directors and, in some cases, prior approval by the SEC. On July 11, 2000, the SEC granted us an exemptive order permitting us to make co-investments with certain of our affiliates in portfolio companies, subject to various conditions. During the last completed fiscal year, the Fund did not engage in any transactions pursuant to this order.

      We are periodically examined by the SEC for compliance with the 1940 Act.

      As with other companies regulated by the 1940 Act, a business development company must adhere to certain other substantive ongoing regulatory requirements. A majority of our directors must be persons who are not “interested persons,” as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

      We maintain a code of ethics that establishes procedures for personal investment and restricts certain transactions by our personnel. Our code of ethics generally does not permit investment by our employees in securities that may be purchased or held by us. The code of ethics is filed as an exhibit to the registration statement of which this prospectus is a part. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 450 5th Street, NW, Washington, D.C. 20549.

      We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of our shares. A majority of the outstanding voting securities of a company is defined by the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

      We are periodically examined by the SEC for compliance with the 1940 Act.

DIVIDEND REINVESTMENT PLAN

      All of our stockholders who hold shares of common stock in their own name will automatically be enrolled in our Plan. All such stockholders will have any cash dividends and distributions automatically reinvested by the Plan Agent, in additional shares of our common stock. Any stockholder may, of course, elect to receive his or her dividends and distributions in cash. Currently, the Fund does not have a set policy of paying dividends. For any of our shares that are held by banks, brokers or other entities that hold our shares as nominees for individual stockholders, the Plan Agent will administer the dividend reinvestment plan on the basis of the number of shares certified by any nominee as being registered for stockholders that have not elected to receive dividends and distributions in cash. To receive your dividends and distributions in cash, you must notify the Plan Agent.

      The Plan Agent serves as agent for the stockholders in administering the dividend reinvestment plan. When we declare a dividend or distribution payable in cash or in additional shares of our common stock, those stockholders participating in the dividend reinvestment plan will receive their dividend or distribution in additional shares of our common stock. Such shares will be either newly issued by us or purchased in the open market by the Plan Agent. If the market value of a share of our common stock on the payment date for such dividend or distribution equals or exceeds the net asset value per share on that date, we will issue new shares at the net asset value. If the net asset value exceeds the market price, the Plan Agent will purchase in the open market such number of shares as is necessary to complete the distribution.

      The Plan Agent will maintain all stockholder accounts in the dividend reinvestment plan and furnish written confirmation of all transactions. Shares of our common stock in the dividend reinvestment plan will be held in the name of the Plan Agent or its nominee and such stockholder will be considered the beneficial owner of such shares for all purposes.

      There is no charge to stockholders for participating in the dividend reinvestment plan or for the reinvestment of dividends and distributions. We will not incur brokerage fees with respect to newly issued shares issued in connection with the dividend reinvestment plan. Stockholders will, however, be charged a pro rata share of any brokerage fee charged for open market purchases in connection with the dividend reinvestment plan.

      We may terminate the dividend reinvestment plan upon providing written notice to each stockholder participating in the dividend reinvestment plan at least 60 days prior to the effective date of such termination. We may also materially amend the dividend reinvestment plan at any time upon providing written notice to stockholders participating in the dividend reinvestment plan at least 30 days prior to such amendment (except when necessary or appropriate to comply with applicable law or rules and policies of the SEC or other regulatory authority). You may withdraw from the dividend reinvestment plan upon providing notice to the Plan Agent. You may obtain additional information about the dividend reinvestment plan from the Plan Agent.

DESCRIPTION OF CAPITAL STOCK

      The following summary of our capital stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, our Certificate of Incorporation.

      Our authorized capital stock is 150,000,000 shares, $0.01 par value.

Common Stock

      At October 31, 2004, there were 12,293,042 shares of common stock outstanding and 4,206,958 shares of common stock in our treasury. To date, no other classes of stock have been issued.

      All shares of common stock have equal rights as to earnings, assets, dividends and voting privileges and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of common stock if and when declared by our board of directors out of funds legally available therefore. Our common stock has no preemptive, conversion, or redemption rights and is freely transferable. In the event of liquidation, each share of common stock is entitled to share ratably in all of our assets that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of preferred stock, if any, then outstanding. Each share of common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.

Limitation on Liability of Directors

      We have adopted provisions in our certificate of incorporation limiting the liability of our directors for monetary damages. The effect of these provisions in the certificate of incorporation is to eliminate the rights of MVC Capital and its stockholders (through stockholders’ derivative suits on our behalf) to recover monetary damages against a director for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior) except in certain limited situations. These provisions do not limit or eliminate the rights of MVC Capital or any stockholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

LEGAL MATTERS

      The legality of the shares of common stock offered hereby will be passed upon for MVC Capital by Schulte Roth & Zabel LLP, New York, New York.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT

AND REGISTRAR

      Pursuant to an agreement with the Fund, State Street acted as the Fund’s custodian with respect to the safekeeping of its securities until October 31, 2002. The principal business office of State Street was 225 Franklin Street, Boston, Massachusetts 02110. Effective November 1, 2002, US Bank National Association became the custodian of the Fund’s securities. The principal business office of the current custodian is 425 Walnut Street, Cincinnati, Ohio 45202.

      The Fund employs EquiServe as its transfer agent to record transfers of the shares, maintain proxy records and to process distributions. EquiServe’s principal business office is 250 Royall Street, Canton, Massachusetts 02021.

BROKERAGE ALLOCATION AND OTHER PRACTICES

      Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

      The audited financial statements and schedules included in this prospectus and elsewhere in the registration statement to the extent and for the periods indicated in their reports have been audited by Ernst & Young LLP, 5 Times Square, New York, New York 10036, for the year ended October 31, 2003 and by the Fund’s former independent accountants for the fiscal years ended October 31, 2002 and 2001, as set forth in their respective reports thereon and included elsewhere herein and are included in reliance upon such reports given on the authority of said firm as experts in accounting and auditing.

MVC CAPITAL, INC. AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

Page

Consolidated Balance Sheets — July 31, 2004 (unaudited) and October 31, 2003 and 2002	F-2
Consolidated Statement of Operations — For the Period November 1, 2003 to July 31, 2004 and the Period November 1, 2002 to July 31, 2003 (unaudited) and for the Years Ended October 31, 2003, 2002 and 2001
F-3
Consolidated Statement of Operations — For the Period May 1, 2004 to July 31, 2004 and the Period May 1, 2003 to July 31, 2003 (unaudited)	F-4
Consolidated Statement of Cash Flows — For the Period November 1, 2003 to July 31, 2004 and the Period November 1, 2002 to July 31, 2003 (unaudited) and for the Years Ended October 31, 2003, 2002 and 2001
F-5
Consolidated Statement of Shareholders’ Equity — For the Period November 1, 2003 to July 31, 2004 and the Period November 1, 2002 to July 31, 2003 (unaudited) and for the Years Ended October 31, 2003, 2002 and 2001
F-6
Consolidated Selected Per Share Data and Ratios — For the Period November 1, 2003 to July 31, 2004 (unaudited) and the Years Ended October 31, 2003, 2002 and 2001	F-7
Consolidated Schedule of Investments — July 31, 2004 (unaudited) and October 31, 2003	F-8
Notes to Consolidated Financial Statements	F-16
Report of Independent Public Accountants	F-27

CONSOLIDATED FINANCIAL STATEMENTS

MVC CAPITAL, INC.

CONSOLIDATED BALANCE SHEETS

	July 31, 2004	October 31, 2003	October 31, 2002

	(Unaudited)
ASSETS
Assets
Cash and cash equivalents	$1,242,663	$6,850	$78,873,485
Investments in short term securities, at market value	57,175,439	113,237,521	62,797,687
(cost $57,175,439, $113,237,521 and $62,800,088 respectively)
Investments in subordinated notes, at fair value	—	—	4,077,474
(cost $4,500,000, $4,500,000 and $6,327,474 respectively) (Note 4)
Investments in debt instruments, at fair value	21,847,889	12,471,288	—
(cost $23,644,850, $16,439,343 and $0 respectively) (Note 4)
Investments in preferred/common stocks, at fair value	33,494,001	11,600,000	50,116,026
(cost $119,265,909, $125,575,852 and $127,536,066 respectively), (Note 4)
Interest receivable	205,434	152,630	216,024
Prepaid expenses	396,381	412,003	50,672
Receivable for investments sold	—	—	379,632
Deposit	12,500	—	—
Other assets	51,628	—	—

Total assets	$114,425,935	$137,880,292	$196,511,000

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Administration	16,785	19,771	11,250
Audit fees	90,566	70,736	149,000
Legal fees	201,498	43,046	387,459
Directors’ fees	17,246	27,511	14,400
Employee compensation & benefits	262,955	102,337	57,279
Other accrued expenses	68,531	608,729	505,135

Total liabilities	$657,581	$872,130	$1,124,523

Shareholders’ equity
Common stock, $0.01 par value; 150,000,000 shares authorized; 12,293,042, 16,152,600, and 16,500,000 shares outstanding, respectively	165,000	165,000	165,000
Additional paid in capital	299,871,488	311,485,000	311,485,000
Accumulated deficit	(151,802,033)	(171,746,921)	(116,263,523)
Treasury stock, at cost, 4,206,958, 347,400 and 0 shares held, respectively	(34,466,101)	(2,894,917)	—

Total shareholders’ equity	113,768,354	137,008,162	195,386,477

Total liabilities and shareholders’ equity	$114,425,935	$137,880,292	$196,511,000

Net asset value per share	$9.25	$8.48	$11.84

The accompanying notes are an integral part of these consolidated financial statements.

MVC CAPITAL, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

	For the Period	For the Period
	November 1, 2003	November 1, 2002	For the Year Ended	For the Year Ended	For the Year Ended
	to July 31, 2004	to July 31, 2003	October 31, 2003	October 31, 2002	October 31, 2001

	(Unaudited)	(Unaudited)
Investment Income:
Interest income	$1,876,852	$2,152,810	$2,870,370	$3,730,148	$9,046,526
Dividend income	—	—	—	9,745	—
Fee income	293,099	988	24,944	—	—
Other income	5,060	—	—	—	—

Total investment income	2,175,011	2,153,798	2,895,314	3,739,893	9,046,526
Operating Expenses:
Management fees	—	—	—	3,592,757	7,388,061
Proxy/ Litigation related fees & expenses	—	4,037,327	4,037,327	—	—
Employee compensation & benefits	940,332	2,236,987	2,476,068	696,399	—
Legal fees	565,817	1,412,517	1,514,549	998,436	—
Insurance	773,454	689,929	1,058,776	134,421	—
Facilities	8,250	565,696	1,281,054	166,483	—
Directors fees	148,723	396,000	455,292	307,200	—
Audit fees	122,830	141,349	102,102	155,000	—
Administration	76,849	108,712	138,512	67,500	—
Consulting and public relations fees	104,885	82,492	126,490	546,952	—
Other expenses	12,838	77,561	110,374	99,190	—
Printing and postage	67,674	48,606	86,328	97,512	—

Total operating expenses	2,821,652	9,797,176	11,386,872	6,861,850	7,388,061
Net investment gain (loss)	(646,641)	(7,643,378)	(8,491,558)	(3,121,957)	1,658,465

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(21,397,019)	(151,931)	(4,220,380)	(33,469,122)	5,123
Net change in unrealized appreciation (depreciation) on investments	30,375,036	(43,027,045)	(42,771,460)	(21,765,310)	(52,994,121)

Net realized and unrealized gain (loss) on investments	8,978,017	(43,178,976)	(46,991,840)	(55,234,432)	(52,988,998)

Net increase (decrease) in net assets resulting from operations	$8,331,376	$(50,822,354)	$(55,483,398)	$(58,356,389)	$(51,330,533)

Net increase (decrease) in net assets per share resulting from operations	$0.64	$(3.13)	$(3.42)	$(3.54)	$(3.12)

Dividends declared per share	$—	$—	$—	$0.04	$0.34

The accompanying notes are an integral part of these consolidated financial statements.

MVC CAPITAL, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

	For the Quarter	For the Quarter
	May 1, 2004 to	May 1, 2003 to
	July 31, 2004	July 31, 2003

	(Unaudited)
Investment Income:
Interest income	$707,360	$776,232
Dividend income	—	—
Fee Income	243,099	—
Other Income	—	—

Total investment income	950,459	776,232
Operating Expenses:
Proxy/ Litigation related fees & expenses	—	—
Employee compensation & benefits	360,687	344,697
Legal fees	122,688	260,806
Insurance	193,636	368,395
Facilities	81,918	126,669
Directors fees	26,994	83,769
Audit fees	33,584	41,758
Administration	25,142	36,605
Consulting and public relations fees	31,026	48,726
Other expenses	(219,467)	23,999
Printing and postage	13,008	—

Total operating expenses	669,216	1,335,424
Net investment income (loss)	281,243	(559,192)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(11,092,280)	914
Net change in unrealized appreciation (depreciation) on investments	15,733,360	(13,824,254)

Net realized and unrealized gain (loss) on investments	4,641,080	(13,823,340)

Net increase (decrease) in net assets resulting from operations	$4,922,323	$(14,382,532)

Net increase (decrease) in net assets per share resulting from operations	$0.41	$(0.89)

Dividends declared per share	$—	$—

The accompanying notes are an integral part of these consolidated financial statements.

MVC CAPITAL, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Period	For the Period
	November 1, 2003	November 1, 2002	For the Year Ended	For the Year Ended	For the Year Ended
	to July 31, 2004	to July 31, 2003	October 31, 2003	October 31, 2002	October 31, 2001

	(Unaudited)	(Unaudited)
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$8,331,376	$(50,822,354)	$(55,483,398)	$(58,356,389)	$(51,330,533)
Adjustments to reconcile to net cash provided by operating activities:
Realized (gain) loss	21,397,019	151,931	4,220,380	33,469,122	(5,123)
Net change in unrealized (appreciation) depreciation	(30,375,036)	43,027,045	42,771,460	21,765,310	52,994,121
Changes in assets and liabilities:
Prepaid expenses	15,622	(646,861)	(361,331)	(50,672)	—
Interest receivable	(52,804)	59,805	63,394	180,632	243,964
Deposit	(12,500)	—	—	—	—
Other assets	(51,628)	—	—	—	—
Receivable for investments sold	—	379,632	379,632	(379,632)	—
Liabilities	(214,549)	1,503,125	(252,393)	546,296	(89,912)
Purchases of preferred/common stocks	(14,710,000)	(1,999,998)	(1,999,997)	(22,076,694)	(36,331,834)
Purchases of debt instruments	(14,753,811)	(19,955,000)	(19,955,000)	—	—
Purchases of short-term investments	(248,045,000)	(251,771,529)	(365,017,933)	(157,541,221)	(218,380,747)
Purchases of cash equivalents	(57,418,119)	(585,975,377)	(586,995,355)	(1,119,326,199)	(955,884,612)
Purchases of subordinated notes	—	—	—	(4,500,000)	—
Purchases of warrants	(550,000)	—	—	—	—
Proceeds from preferred stocks	171,286	1,884,840	1,884,848	9,955,664	—
Proceeds from debt instruments	7,637,226	210,308	3,239,364	—	—
Sales/maturities of short-term investments	304,662,299	164,382,598	277,144,371	35,097,303	185,569,861
Sales/maturities of cash equivalents	56,775,616	623,822,247	624,390,240	1,328,465,233	925,452,721

Net cash provided by operating activities	32,806,997	(75,749,588)	(75,971,718)	67,248,753	(97,762,094)

Cash flows from Financing Activities:
Re-purchases of capital stock	(31,571,184)	(2,894,917)	(2,894,917)	—	—
Distributions	—	—	—	(728,690)	(5,644,650)

Net cash used for financing activities	(31,571,184)	(2,894,917)	(2,894,917)	(728,690)	(5,644,650)

Net change in cash and cash equivalents for the period	1,235,813	(78,644,505)	(78,866,635)	66,520,063	(103,406,744)

Cash and cash equivalents, beginning of period	6,850	78,873,485	78,873,485	12,353,422	115,760,166

Cash and cash equivalents, end of period	$1,242,663	$228,980	$6,850	$78,873,485	$12,353,422

The accompanying notes are an integral part of these consolidated financial statements.

MVC CAPITAL, INC.

CONSOLIDATED STATEMENT OF SHAREHOLDERS’ EQUITY

	Fund		Additional			Total
	Shares	Common	Paid in	Treasury	Accumulated	Shareholders’
	Issued	Stock	Capital	Stock	Deficit	Equity

Balance at November 1, 2000	16,500,000	$165,000	$311,485,000	$—	$(203,261)	$311,446,739
Distributions	—	—	—	—	(5,644,650)	(5,644,650)
Net decrease in net assets from operations	—	—	—	—	(51,330,533)	(51,330,533)

Balance at October 31, 2001	16,500,000	$165,000	$311,485,000	$—	$(57,178,444)	$254,471,556

Balance at November 1, 2001	16,500,000	$165,000	$311,485,000	$—	$(57,178,444)	$254,471,556
Distributions	—	—	—	—	(728,690)	(728,690)
Net decrease in net assets from operations	—	—	—	—	(58,356,389)	(58,356,389)

Balance at October 31, 2002	16,500,000	$165,000	$311,485,000	$—	$(116,263,523)	$195,386,477

Balance at November 1, 2002	16,500,000	$165,000	$311,485,000	$—	$(116,263,523)	$195,386,477
Treasury shares repurchased	(347,400)	—	—	(2,894,917)	—	(2,894,917)
Net decrease in net assets from operations	—	—	—	—	(55,483,398)	(55,483,398)

Balance at October 31, 2003	16,152,600	$165,000	$311,485,000	$(2,894,917)	$(171,746,921)	$137,008,162

Balance at November 1, 2002	16,500,000	$165,000	$311,485,000	$—	$(116,263,523)	$195,386,477
Treasury shares repurchased	(347,400)	—	—	(2,894,917)	—	(2,894,917)
Net decrease in net assets from operations	—	—	—	—	(50,822,354)	(50,822,354)

Balance at July 31, 2003	16,152,600	$165,000	$311,485,000	$(2,894,917)	$(167,085,877)	$141,669,206

(Unaudited)
Balance at November 1, 2003	16,152,600	$165,000	$311,485,000	$(2,894,917)	$(171,746,921)	$137,008,162
Return of capital statement of position reclass	—	—	(11,613,512)	—	11,613,512	—
Treasury shares repurchased	(3,859,558)	—	—	(31,571,184)	—	(31,571,184)
Net increase in net assets from operations	—	—	—	—	8,331,376	8,331,376

Balance at July 31, 2004	12,293,042	$165,000	$299,871,488	$(34,466,101)	$(151,802,033)	$113,768,354

(Unaudited)

The accompanying notes are an integral part of these consolidated financial statements.

MVC CAPITAL, INC.

CONSOLIDATED SELECTED PER SHARE DATA AND RATIOS

	For the Period		For the		For the	For the
	November 1, 2003		Year Ended		Year Ended	Year Ended
	July 31, 2004		October 31, 2003		October 31, 2002	October 31, 2001

	(Unaudited)
Net asset value, beginning of period	$8.48		$11.84		$15.42	$18.88
Gain (Loss) from investment operations:
Net investment gain (loss)	(0.05)		(0.53)		(0.19)	0.10
Net realized and unrealized gain (loss) on investments	0.69		(2.89)		(3.35)	(3.22)

Total gain (loss) from investment operations	0.64		(3.42)		(3.54)	(3.12)

Less distributions from:
Net investment income	—		—		(0.04)	(0.34)

Total distributions	—		—		(0.04)	(0.34)

Capital share transactions
Anti-dilutive effect of Share Repurchase Program	0.13		0.06		—	—

Net asset value, end of period	$9.25		$8.48		$11.84	$15.42

Market value, end of period	$9.60		$8.10		$7.90	$9.25

Market premium (discount)	3.78%		(4.48%)		(33.28%)	(40.01%)
Total Return — At NAV(a)	9.08%		(28.38%)		(22.88%)	(15.99%)
Total Return — At Market(a)	18.52%		2.53%		(14.22%)	(17.26%)
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$113,768		$137,008		$195,386	$254,472
Ratios to average net assets:
Expenses	3.25	%(b)	7.01	%(c)	3.02%	2.50%
Net investment gain (loss)	(0.75	%)(b)	(5.22	%)(c)	(1.37%)	0.56%

(a)	Total annual return is historical and assumes changes in share price, reinvestments of all dividends and distributions, and no sales charge for the year.
(b)	Annualized.
(c)	The expense ratio for the year ended October 31, 2003 included approximately $4.0 million of proxy/litigation fees and expenses. When these fees and expenses are excluded, the Fund’s expense ratio was 4.52% and the net investment loss was -2.74%.

The accompanying notes are an integral part of these consolidated financial statements.

MVC CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

July 31, 2004

		Date of Initial
Description	Shares/Principal	Investment	Cost	Fair Value

	(Unaudited)
Preferred/ Common Stocks — 29.44% (a, b, d, g) (Note 3, 4, 5)
Automotive Dealerships — 5.27%
*Baltic Motors Corporation
Common Stock	54,947	June 2004	$6,000,000	$6,000,000
Confections Manufacturing and Distribution — 2.37%
*Impact Confections, Inc.
Common Stock	252	July 2004	2,700,000	2,700,000
Financial Services — 0.98%
Octagon Credit Investors, LLC, Common Stock	5	June 2004	560,000	560,000
Octagon Credit Investors, LLC, Warrants	1	June 2004	550,000	550,000

Total Financial Services			1,110,000	1,110,000
Iron Foundries — 0.40%
*Vestal Manufacturing Enterprises, Inc.
Common Stock	40,500	Apr. 2004	450,000	450,000
Manufacturer of Packaged Foods — 4.39%
*Dakota Growers Pasta Company, Inc.
Common Stock	909,091	July 2004	5,000,000	5,000,000
Technology Investments — 16.03%
Actelis Networks, Inc. Series C	1,506,025	May 2001	5,000,003	—
*Blue Star Solutions, Inc.:
Common Stock	49,474	May 2000	3,999,999	—
Series C Preferred	74,211	May 2000	5,999,999	—
*BlueStar Solutions Inc., Series D	4,545,455	Feb. 2002	3,000,000	3,000,000
CBCA, Inc., Common Stock	753,350	Apr. 2002	11,999,995	—
DataPlay, Inc., Series D(e)	2,500,000	June 2001	7,500,000	—
*Endymion Systems, Inc., Series A	7,156,760	June 2000	7,000,000	—
Foliofn, Inc., Series C	5,802,259	June 2000	15,000,000	—
Lumeta Corporation, Series A	384,615	Oct. 2000	250,000	43,511
Lumeta Corporation, Series B	266,846	June 2002	156,489	156,489
MainStream Data, Series D	85,719	Aug. 2002	3,750,000	—
*Phosistor Technologies, Inc., Series B(f)	6,666,667	Jan. 2002	1,000,000	—
*ProcessClaims, Inc., Series C	6,250,000	June 2001	2,000,000	2,000,000
*ProcessClaims, Inc., Series D	849,257	May 2002	400,000	400,000
*ProcessClaims, Inc.
Series E warrants, expire 12/31/05(g)	873,362	May 2002	20	—
SafeStone Technologies PLC
Series A Ordinary Shares	2,106,378	Dec. 2000	4,015,402	—
*ShopEaze Systems, Inc., Series B(f)	2,097,902	May 2000	6,000,000	—
*Sonexis, Inc., Series C	2,590,674	June 2000	10,000,000	—
*Sygate Technologies, Inc., Series D	9,756,098	Oct. 2002	4,000,000	5,500,000
*Vendio Services, Inc., Common Stock(c)	10,476	June 2000	5,500,000	—
*Vendio Services, Inc., Series A(c)	6,443,188	Jan. 2002	1,134,001	1,134,001

The accompanying notes are an integral part of these consolidated financial statements.

MVC CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

July 31, 2004

		Date of Initial
Description	Shares/Principal	Investment	Cost	Fair Value

	(Unaudited)
*Yaga, Inc., Series A	300,000	Nov. 2000	$300,000	$—
*Yaga, Inc.:
Series B	1,000,000	June 2001	2,000,000	—
*0-In Design Automation, Inc., Series E	2,239,291	Nov. 2001	4,000,001	6,000,000

Total Technology Investments			104,005,909	18,234,001

Total Preferred/ Common Stocks			119,265,909	33,494,001

Debt Instruments — 19.20% (a, b)
Automotive Dealerships — 3.96%
Baltic Motors Corporation
10.0000%, 06/25/2007	4,500,000	June 2004	4,500,000	4,500,000
Confections Manufacturing and Distribution — 4.39%
Impact Confections, Inc.
17.0000%, 07/30/2011	5,000,000	July 2004	4,883,478	5,000,000
Financial Services — 3.95%
Octagon Credit Investors, LLC
15.0000%, 05/07/2011	5,038,194	May 2004	4,380,281	4,498,142
Iron Foundries — 0.88%
Vestal Manufacturing Enterprises, Inc.
12.0000%, 04/29/2011	1,000,000	Apr. 2004	1,000,000	1,000,000
Technology Investments — 6.02%
Arcot Systems, Inc.(h)
10.0000%, 12/31/2005	4,068,054	Dec. 2002	4,047,581	2,000,000
Determine Software, Inc.
12.0000%, 01/31/2006	1,632,222	Feb. 2003	1,623,361	1,623,361
Determine Software, Inc., Series C Warrants(g)	2,229,955	Feb. 2003	—	—
Integral Development Corporation(h)
10.0000%, 12/31/2005	3,226,386	Dec. 2002	3,210,149	3,226,386

Total Technology Investments			8,881,091	6,849,747

Total Debt Instruments			23,644,850	21,847,889

Subordinated Notes-0.00% (a, b, g)
Technology Investments — 0.00%
DataPlay, Inc.(e)
6.0000%, 05/10/2005	2,000,000	May 2002	2,000,000	—
DataPlay, Inc.(e)
6.0000%, 06/17/2005	500,000	June 2002	500,000	—
DataPlay, Inc.(e)
6.0000%, 09/24/2005	200,000	Sept. 2002	200,000	—
DataPlay, Inc.(e)
6.0000%, 08/16/2005	200,000	Aug. 2002	200,000	—
DataPlay, Inc.(e)
6.0000%, 08/26/2005	400,000	Aug. 2002	400,000	—
DataPlay, Inc.(e)
6.0000%, 09/03/2005	200,000	Sept. 2002	200,000	—
DataPlay, Inc.(e)
6.0000%, 06/27/2005	1,000,000	June 2002	1,000,000	—

Total Subordinated Notes			4,500,000	—

The accompanying notes are an integral part of these consolidated financial statements.

MVC CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

July 31, 2004

		Date of Initial
Description	Shares/Principal	Investment	Cost	Market Value

	(Unaudited)
Short-Term Securities — 50.26%(b)
U.S. Government & Agency Securities — 50.26%(b)
U.S. Treasury Bill 0.9400%, 08/05/2004	3,881,000	May 2004	$3,880,612	$3,880,612
U.S. Treasury Bill 0.8800%, 08/12/2004	6,014,000	May 2004	6,012,309	6,012,309
U.S. Treasury Bill 0.9000%, 08/19/2004	2,599,000	May 2004	2,597,830	2,597,830
U.S. Treasury Bill 0.9600%, 08/26/2004	550,000	May 2004	549,637	549,637
U.S. Treasury Bill 1.1000%, 09/23/2004	8,900,000	June 2004	8,885,587	8,885,587
U.S. Treasury Bill 1.0500%, 09/30/2004	12,848,000	July 2004	12,823,375	12,823,375
U.S. Treasury Bill 1.1400%, 10/07/2004	3,300,000	July 2004	3,292,999	3,292,999
U.S. Treasury Bill 1.0000%, 10/14/2004	250,000	July 2004	249,383	249,383
U.S. Treasury Bill 0.9700%, 10/21/2004	4,706,000	July 2004	4,693,294	4,693,294
U.S. Treasury Bill 1.3100%, 10/28/2004	14,236,000	July 2004	14,190,413	14,190,413

Total U.S. Government & Agency Securities			57,175,439	57,175,439

Total Short-Term Securities			57,175,439	57,175,439

Cash and Cash Equivalents — 1.09%(b)
Money Market Funds — 1.09%(b)
First American Prime Obligations Fund — Class A	1,242,663	July 2004	1,242,663	1,242,663

Total Cash and Cash Equivalents			1,242,663	1,242,663

Total Investments — 99.99%(b)			$205,828,861	$113,759,992

The accompanying notes are an integral part of these consolidated financial statements.

MVC CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

July 31, 2004
(Unaudited)

(a)	These securities are restricted from public sale without prior registration under the Securities Act of 1933. The Fund negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs.

(b)	Percentages are based on net assets of $113,768,354 as of July 31, 2004.

(c)	As defined in the Investment Company Act of 1940, at July 31, 2004, the Fund was considered to have a controlling interest in Baltic Motors Corporation, Vendio Services, Inc., and Vestal Manufacturing Enterprises, Inc.

(d)	All of the Fund’s preferred and common stock and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except Baltic Motors Corporation and SafeStone Technologies PLC. The Fund makes available significant managerial assistance to all of the portfolio companies in which it has invested.

(e)	Company assets purchased out of bankruptcy — still awaiting confirmation of conversion rights on DataPlay, Inc. subordinated notes.

(f)	Company in dissolution.

(g)	Non-income producing assets.

(h)	Also received warrants to purchase a number of shares of preferred stock to be determined upon exercise.

*	Affiliated Issuers (Total Market Value of $32,184,001): companies in which the Fund owns at least 5% of the voting securities.

-	Denotes zero cost/fair value.

The accompanying notes are an integral part of these consolidated financial statements.

MVC CAPITAL

SCHEDULE OF INVESTMENTS

October 31, 2003

		Date of
		Initial
Description	Shares/Principal	Investment	Cost	Fair Value

Preferred Stocks — 8.47% (a, b, d, g) (Note 6, 7, 8)
Technology Investments — 8.47%
Actelis Networks, Inc. Series C	1,506,025	May 2001	$5,000,003	$1,000,000
*Blue Star Solutions, Inc.:
Common Stock	49,474	May 2000	3,999,999	—
Series C Preferred	74,211	May 2000	5,999,999	—
*BlueStar Solutions Inc., Series D	4,545,455	Feb. 2002	3,000,000	1,500,000
*CBCA, Inc., Series E	5,729,562	Apr. 2002	11,999,995	500,000
DataPlay, Inc., Series D(e)	2,500,000	June 2001	7,500,000	—
*Endymion Systems, Inc., Series A	7,156,760	June 2000	7,000,000	—
*Foliofn, Inc., Series C	5,802,259	June 2000	15,000,000	—
Ishoni Networks, Inc., Series C	2,003,607	Nov. 2000	10,000,003	—
Lumeta Corporation, Series A	384,615	Oct. 2000	250,000	43,511
Lumeta Corporation, Series B	266,846	June 2002	156,489	156,489
MainStream Data, Series D	85,719	Aug. 2002	3,750,001	—
*Phosistor Technologies, Inc.,
Series B(f)	6,666,667	Jan. 2002	1,000,000	—
*ProcessClaims, Inc., Series C	6,250,000	June 2001	2,000,000	2,000,000
*ProcessClaims, Inc., Series D	849,257	May 2002	400,000	400,000
*ProcessClaims, Inc.
Series E warrants, expire 12/31/05(g)	873,362	May 2002	20	—
*PTS Messaging, Inc., Series A-1(f)	1,956,026	July 2000	11,569,939	—
*SafeStone Technologies PLC
Series A Ordinary Shares	2,106,378	Dec. 2000	4,015,402	—
ShopEaze Systems, Inc., Series B(f)	2,097,902	May 2000	6,000,000	—
*Sonexis, Inc., Series C	2,590,674	June 2000	10,000,000	500,000
*Sygate Technologies, Inc., Series D	9,756,098	Oct. 2002	4,000,000	4,000,000
*Vendio Services, Inc., Common Stock(c)	10,476	June 2000	5,500,000	—
*Vendio Services, Inc., Series A(c)	6,443,188	Jan. 2002	1,134,001	500,000
*Yaga, Inc., Series A	300,000	Nov. 2000	300,000	—

The accompanying notes are an integral part of these financial statements.

MVC CAPITAL

SCHEDULE OF INVESTMENTS — (Continued)

		Date of
		Initial
Description	Shares/Principal	Investment	Cost	Fair Value

*Yaga, Inc.:
Series B	1,000,000	June 2001	$2,000,000	$—
Series B Warrants, expire 06/08/04(g)	100,000	June 2001	—	—
*0-In Design Automation, Inc., Series E	2,239,291	Nov. 2001	4,000,001	1,000,000

Total Preferred Stocks			125,575,852	11,600,000

Debt Instruments — 9.10% (a, b)
Technology Investments — 9.10%
Arcot Systems, Inc.(h) 10.0000%, 12/31/2005	5,050,000	Dec. 2002	5,012,500	2,000,000
Determine Software, Inc. 12.0000%, 01/31/2006	2,025,000	Feb. 2003	2,009,224	2,009,224
Determine Software, Inc., Series C Warrants(g)	2,229,955	Feb. 2003	—	—
Intergral Development Corporation(h) 10.0000%, 12/31/2005	4,488,888	Dec. 2002	4,455,555	3,500,000
Synhrgy HR Technologies 12.0000%, 01/03/2006	5,000,000	Dec. 2002	4,962,064	4,962,064
Synhrgy HR Technologies, Series B-1 Warrant(g)	43,750	Dec. 2002	—	—

Total Debt Instruments			16,439,343	12,471,288

Subordinated Notes — 0.00% (a, b, g)
Technology Investments — 0.00%
DataPlay, Inc.(e) 6.000%, 05/15/2005	2,000,000	May 2002	2,000,000	—
DataPlay, Inc.(e) 6.000%, 06/17/2005	500,000	June 2002	500,000	—
DataPlay, Inc.(e) 6.000%, 09/24/2005	200,000	Sept. 2002	200,000	—
DataPlay, Inc.(e) 6.000%, 08/16/2005	200,000	Aug. 2002	200,000	—
DataPlay, Inc.(e) 6.000%, 08/26/2005	400,000	Aug. 2002	400,000	—
DataPlay, Inc.(e) 6.000%, 09/03/2005	200,000	Sept. 2002	200,000	—
DataPlay, Inc.(e) 6.000%, 06/27/2005	1,000,000	June 2002	1,000,000	—

Total Subordinated Notes			4,500,000	—

The accompanying notes are an integral part of these financial statements.

MVC CAPITAL

SCHEDULE OF INVESTMENTS — (Continued)

		Date of
		Initial		Fair Value/
Description	Shares/Principal	Investment	Cost	Market Value

Short-Term Securities — 82.65%(b)
U.S. Government & Agency Securities — 82.65%(b)
U.S. Treasury Bill 1.1000%, 11/06/2003	8,338,000	Aug. 2003	$8,337,016	$8,337,016
U.S. Treasury Bill 1.1000%, 11/13/2003	5,495,000	Aug. 2003	5,493,425	5,493,425
U.S. Treasury Bill 0.8550%, 11/20/2003	2,585,000	Aug. 2003	2,583,840	2,583,840
U.S. Treasury Bill 0.8400%, 12/26/2003	9,013,000	Sept. 2003	9,001,433	9,001,433
U.S. Treasury Bill 0.8600%, 01/02/2004	36,649,000	Oct. 2003	36,594,719	36,594,719
U.S. Treasury Bill 0.8000%, 01/08/2004	13,533,000	Oct. 2003	13,512,550	13,512,550
U.S. Treasury Bill 0.8500%, 01/15/2004	15,738,000	Oct. 2003	15,710,459	15,710,459
U.S. Treasury Bill 0.9200%, 01/22/2004	14,585,000	Oct. 2003	14,556,762	14,556,762
U.S. Treasury Bill 0.9600%, 01/29/2004	7,463,000	Oct. 2003	7,447,317	7,447,317

Total U.S. Government & Agency Securities			113,237,521	113,237,521

Total Short-Term Securities			113,237,521	113,237,521

Cash and Cash Equivalents — 0.00%(b)
Money Market Funds — 0.00%(b)
First American Prime Obligations Fund — Class S	6,850	Nov. 2002	6,850	6,850

Total Cash and Cash Equivalents			6,850	6,850

Total Investments — 100.22%(b)			$259,759,566	$137,315,659

The accompanying notes are an integral part of these financial statements.

MVC CAPITAL

SCHEDULE OF INVESTMENTS — (Continued)

(a)	These securities are restricted from public sale without prior registration under the Securities Act of 1933. The Fund negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs.

(b)	Percentages are based on net assets of $137,008,162.

(c)	As defined in the Investment Company Act of 1940, at October 31, 2003, the Fund was considered to have a controlling interest in Vendio Services, Inc.

(d)	All of the Fund’s preferred and common stock and debt investments are in eligible portfolio companies, as defined in the Investment Company Act of 1940, except SafeStone Technologies PLC. The Fund makes available significant managerial assistance to all of the portfolio companies in which it has invested.

(e)	Company in bankruptcy/liquidation.

(f)	Company in dissolution.

(g)	Non-income producing assets.

(h)	Also received warrants to purchase a number of shares of preferred stock to be determined upon exercise.

*	Affiliated Issuers (Total Market Value of $10,400,000): companies in which the Fund owns at least 5% of the voting securities.

MVC CAPITAL, INC. (THE “FUND”)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information at July 31, 2004 and 2003 and for the nine months ended July 31, 2004 and 2003 is unaudited)

1.	Organization and Business Purpose

      MVC Capital, Inc., formerly know as meVC Draper Fisher Jurvetson Fund I, Inc., (the “Fund”), is a Delaware corporation organized on December 2, 1999 which commenced operations on March 31, 2000. On December 2, 2002 the Fund announced that it would begin doing business under the name MVC Capital. The Fund’s investment objective is to seek to maximize total return from capital appreciation and/or income. The Fund seeks to achieve its investment objective by providing equity and debt financing to companies that are, for the most part, privately owned (“Portfolio Companies”). The Fund’s current investments in Portfolio Companies consist of senior and subordinated loans, venture capital, mezzanine and preferred instruments and private equity investments.

      The Fund has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The shares of the Fund commenced trading on the New York Stock Exchange, Inc. (the “NYSE”) under the symbol MVC on June 26, 2000.

      The Fund had entered into an advisory agreement with meVC Advisers, Inc. (the “Former Advisor”) which had entered into a sub-advisory agreement with Draper Fisher Jurvetson MeVC Management Co., LLC (the “Former Sub-Advisor”). On June 19, 2002, the Former Advisor resigned without prior notice to the Fund as the Fund’s investment advisor. This resignation resulted in the automatic termination of the agreement between the Former Advisor and the Former Sub-Advisor to the Fund. As a result, the Fund’s board internalized the Fund’s operations, including management of the Fund’s investments.

      At the February 28, 2003 Annual Meeting of Stockholders, a new Board replaced the former Board of Directors of the Fund (the “Former Board”) in its entirety. On March 6, 2003, the results of the election were certified by the Inspector of Elections, whereupon the Current Board terminated John M. Grillos, the Fund’s previous CEO. Shortly thereafter, other members of the Fund’s senior management team, who had previously reported to Mr. Grillos, resigned. With these significant changes in the Board and management of the Fund, the Fund operated in a transition mode and, as a result, no portfolio investments were made from early March 2003 through the end of October 2003 (the end of the Fiscal Year). During this period, the new Board explored various alternatives for a long-term management plan for the Fund, including the possibility of retaining an external investment advisor. However, the new Board concluded that it was in the Fund’s best interests to implement the proposed plan, which was voted on and approved by stockholders at the September 16, 2003 Special Meeting of Stockholders.

      On November 6, 2003, Michael Tokarz assumed his position as Chairman, Portfolio Manager and Director of the Fund. As Portfolio Manager, Mr. Tokarz is compensated by the Fund based upon his positive performance as the Portfolio Manager.

      On March 29, 2004 at the Annual Shareholder meeting, the stockholders approved the election of Emilio Dominianni, Gerald Hellerman, Robert C. Knapp, Michael Tokarz, and Robert S. Everett to serve as members of the Board of Directors of the Fund and adopted an amendment to the Fund’s Certificate of Incorporation authorizing the changing of the name of the Fund from “meVC Draper Fisher Jurvetson Fund I, Inc.” to “MVC Capital, Inc.”

      On July 7, 2004 the Fund’s name change from “meVC Draper Fisher Jurvetson Fund I, Inc.” to “MVC Capital, Inc.” became effective.

      On July 16, 2004 the Fund commenced operations of MVC Financial Services, Inc.

MVC CAPITAL, INC. (THE “FUND”)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

      During the nine months ended July 31, 2004, the Fund made five new investments, totaling $30.21 million.

2.	Consolidation

      On July 16, 2004, the Fund formed a wholly owned subsidiary MVC Financial Services, Inc. (“MVCFS”). MVCFS is incorporated in Delaware and its principal purpose is to provide advisory, administrative and other services to the Fund and the Fund’s portfolio companies. Under regulations governing the content of the Fund’s financial statements, the Fund is generally precluded from consolidating any entity other than another investment company; however, an exception to these regulations requires the Fund to consolidate MVCFS since it is a wholly owned operating subsidiary. The Fund does not hold MVCFS for investment purposes and does not intend to sell MVCFS. All intercompany accounts have been eliminated in consolidation.

3.	Significant Accounting Policies

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      Valuation of Investments — Investments in non-publicly traded preferred and common stock are carried at fair value with the net change in unrealized appreciation or depreciation included in the determination of increases or decreases in net assets resulting from its operations. Cost is used to approximate fair value of these investments until developments affecting an investment provide a basis for valuing such investment at a value other than cost.

      The fair value of investments for which no market exists and for which the Board and/or the Fund’s Valuation Committee have determined that the original cost of the investment is no longer an appropriate fair valuation will be determined on the basis of procedures established in good faith and approved by the Board. Valuations are based upon such factors as the financial and/or operating results of the most recent fiscal period, the performance of the company relative to planned budgets/forecasts, the issuer’s financial condition and the markets in which it does business, the prices of any recent transactions or offerings regarding such securities or any proxy securities, any available analysis, media, or other reports or information regarding the issuer, or the markets or industry in which it operates, the nature of any restrictions on disposition of the securities and other analytical data. In the case of unsuccessful operations, the valuation may be based upon anticipated liquidation proceeds.

      Because of the inherent uncertainty of the valuation of portfolio securities which do not have readily ascertainable market values, the Fund’s determination of fair value may significantly differ from the fair market value that would have been used had a ready market existed for the securities. Such values do not reflect brokers’ fees or other normal selling costs which might become payable on disposition of such investments.

      Investments in securities that are publicly traded on an organized exchange are valued at their quoted closing market price, less a discount to reflect the estimated effects of restrictions on the sale of such securities (“Valuation Discount”), if applicable. Investments in companies whose securities are actively traded in the over the counter market are valued at the average closing of their Bid and Ask prices, less a Valuation Discount to reflect the estimated effects of restrictions on the sale of such securities, if applicable. If a reliable last bid and ask price are not available, market values for equity securities are determined based on the last reliable bid quotation available from a market maker in the security.

MVC CAPITAL, INC. (THE “FUND”)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

      Short-term investments, including cash equivalents, having maturities of 90 days or less are stated at amortized cost, which approximates fair value. Other fixed income securities are stated at fair value. Fair value of these securities is determined at the most recent bid or yield equivalent from dealers that make markets in such securities.

      Investment Transactions and Related Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividend income on investment securities is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, if applicable, is recorded on the accrual basis.

      Cash and Cash Equivalents — For the purpose of the Balance Sheet and Statement of Cash Flows, the Fund considers all money market and all highly liquid temporary cash investments purchased with an original maturity of three months or less to be cash equivalents.

      Restricted Securities — The Fund will invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and a prompt sale at an acceptable price may be difficult.

      Income Taxes — It is the policy of the Fund to meet the requirements for qualification as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund is not subject to income tax to the extent that it distributes all of its investment company taxable income and net realized gains for its taxable year. The Fund is also exempt from excise tax if it distributes most of its ordinary income and/or capital gains during each calendar year.

      Reclassifications — Certain amounts from prior years have had to be reclassified to conform to the current year presentation.

4.	Dividends and Distributions to Shareholders

      Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends and capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. Distributions can be made payable by the Fund either in the form of a cash distribution or a stock dividend. The amount and character of income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications and may affect the allocation between net investment income, net realized gain (loss) and paid in capital.

      During the year ended October 31, 2003, the Fund’s expenses exceeded its ordinary income and its capital losses exceeded its capital gains. As such, the Fund did not declare any dividends during the year ended October 31, 2003.

      On December 4, 2001, the Fund announced an ordinary income cash dividend of $0.044163 per share, payable on January 3, 2002, to stockholders of record at the close of business on December 10, 2001. In accordance with the Dividend Reinvestment Plan, the Dividend Distribution Agent purchased shares on the open market of the NYSE for those shareholders electing to take their distributions in the form of stock dividends. The total distribution amounted to $728,690.

MVC CAPITAL, INC. (THE “FUND”)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

      On December 6, 2000, the Fund announced an ordinary income cash dividend of $0.34210 per share, payable on January 3, 2001, to stockholders of record at the close of business on December 8, 2000. In accordance with the Dividend Reinvestment Plan, the Dividend Distribution Agent purchased shares on the open market of the NYSE for those shareholders electing to take their distributions in the form of stock dividends. The total distribution amounted to $5,644,650.

5.	Transactions with Other Parties

      The Fund is permitted to co-invest in certain Portfolio Companies with its affiliates subject to specified conditions set forth in an order obtained from the SEC. Under the terms of the order, Portfolio Companies purchased by the Fund and its affiliates are required to be approved by the Independent Directors and are required to satisfy certain conditions established by the SEC.

      On February 7, 2003, the Fund acquired various assets from Sand Hill Capital Holdings, Inc., the entity previously affiliated with the Fund’s former President, William Del Biaggio III, for the Fund’s operations, including but not limited to, furniture and systems hardware and software. The assets were purchased for $24,000.

      Through March 2002, Fleet Investment Advisors managed the Fund’s cash portfolio under a sub-advisory agreement with the Former Advisor. Subsequently, the Former Advisor managed those assets until its resignation on June 19, 2002. From June 19, 2002 through March 27, 2003, the Fund’s short term investment portfolio was managed internally by Fund employees. From March 28, 2003 through the current date, and at the Fund’s direction, U.S. Bank National Association purchased 90-day U.S. Treasury Bills with the Fund’s short term assets except that the Fund’s cash balances, if not large enough to be invested in 90-day Treasury Bills, are swept into a designated money market account.

      On June 19, 2002, when meVC Advisers resigned as the Investment Advisor to the Fund, the Former Advisor’s sub-advisory agreement with Draper Fisher Jurvetson MeVC Management Co., LLC (the “Former Sub-Advisor”) was terminated automatically as a matter of contract construction. On June 20, 2002, the Board voted to internalize all investment management and administrative functions of the Fund. For the year ended October 31, 2002, the Fund paid meVC Advisers advisory fees amounting to $3.59 million and the Former Advisor paid the Former Sub-Advisor sub-advisory fees amounting to $1.58 million, or 1% of the 2.5% management fee.

      On June 26, 2002, the Fund acquired various assets from meVC Advisers necessary to run the Fund’s information systems and web site, including but not limited to, website equipment, systems hardware and software, and intellectual property. The assets were purchased for $17,855.

      In June and July 2002, the Fund utilized the services of the Former Sub-Advisor as a temporary payroll agent to facilitate the payment of the Fund’s employees. Former Management and the Former Board believed it was in the stockholders’ best interest to maintain continuity of payroll while operations were initiated with the Fund’s ongoing payroll vendor.

      During the year ended October 31, 2001, the Fund accrued and paid the Former Advisor $7.39 million in management fees who in turn distributed $2.96 million to the Former Sub-Advisor.

6.	Concentration of Market Risk

      Financial instruments that subjected the Fund to concentrations of market risk consisted principally of preferred stocks, subordinated notes, and debt instruments, which represent approximately 48.64% of the Fund’s net assets at July 31, 2004. As discussed in Note 7, investments consist of securities in companies with no readily determinable market values and as such are valued in accordance with the Fund’s fair value policies and procedures. The Fund’s investment strategy represents a high degree of business and financial risk due to

MVC CAPITAL, INC. (THE “FUND”)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

the fact that the investments (other than cash equivalents) are generally illiquid and include entities with little operating history or entities that possess operations in new or developing industries. These investments, should they become publicly traded, would generally be (i) subject to restrictions on resale, if they were acquired from the issuer in private placement transactions; and (ii) susceptible to market risk. At this time, the Fund’s investments in short-term securities are in 90-day Treasury Bills, which are federally insured securities, except that the Fund’s cash balances, if not large enough to be invested in 90-day Treasury Bills, are swept into a designated money market account.

7.	Portfolio Investments

      For the nine months ended July 31, 2004. During the nine months ended July 31, 2004, the Fund made five new investments, totaling $30.21 million. The investments were made in Vestal Manufacturing Enterprises, Inc., Octagon Credit Investors LLC, Baltic Motors Corporation, Dakota Growers Pasta Company, Inc. and Impact Confections, Inc. The amounts invested were $1,450,000, $5,560,000, $10,500,000, $5,000,000, and $7,700,000 respectively. No additional investments were made in existing portfolio companies. The Fund had a return of capital from PTS Messaging, Inc. (“PTS Messaging”) with proceeds totaling approximately $102,000 from the initial and final disbursement of assets and a realized loss totaling approximately $11.6 million. As of July 31, 2004 the Fund no longer held an investment in PTS Messaging. The market value of PTS Messaging was previously written down to zero. The Fund also realized a loss on Ishoni Networks, Inc. (“Ishoni”) of approximately $10.0 million. The Fund received no proceeds from the dissolution of this company and the investment has been removed from the Fund’s portfolio. The market value of Ishoni was previously written down to zero. There was a gain of $39,630 representing proceeds received from the cashless exercise of the Fund’s warrants of Synhrgy HR Technologies, Inc. (“Synhrgy”) in conjunction with the early repayment by Synhrgy of the $4.9 million remaining balance of the Fund’s credit facility. The Fund also began to receive the monthly principal repayments on the credit facilities of Integral Development Corporation (“Integral”), Arcot Systems, Inc. (“Arcot”), and Determine Software, Inc. (“Determine”). Each made payments according to its respective credit facility agreement totaling the following amounts: Arcot $981,946, Determine $392,778 and Integral $1,262,502.

      For the nine months ended July 31, 2004, the Valuation Committee of the Board of Directors (“Valuation Committee”) increased the fair value of the Fund’s investments in 0-In Design Automation, Inc. (“0-In”) by $5 million, Sygate Technologies, Inc. (“Sygate”) by $1.5 million, BlueStar Solutions by $1.5 million, Vendio by $634,000 and Integral Development Corp. by $989,000 and wrote down the fair value of the Fund’s investments in Actelis Networks, Inc. by $1,000,000, CBCA, Inc. by $500,000, and Sonexis, Inc. by $500,000.

      At July 31 2004, the fair value of all portfolio investments, exclusive of short-term securities, was $55.34 million with a cost of $147.41 million and at October 31, 2003, the fair value of all portfolio investments, exclusive of short-term securities, was $24.1 million with a cost of $146.5 million.

      For the year ended October 31, 2003. During the year ended October 31, 2003, the Fund invested a total of approximately $21.95 million in new and existing Portfolio Companies. Approximately $19.95 million was invested in five new companies: BS Management Limited, Synhrgy HR Technologies, Inc., Integral Development Corporation, Arcot Systems, Inc., and Determine Software, Inc. Approximately $2.0 million was invested in two follow-on investments in CBCA, Inc. The new Board of Directors was elected at the Annual Meeting of Stockholders held on February 28, 2003. All investments made during the year ended October 31, 2003 were made under the supervision of the Former Board. There have been no new investments (other than short-term investments) made under the supervision of the new Board. The Fund also had one portfolio company exit event with proceeds totaling approximately $40,000 and a realized loss totaling approximately $178,000 from the final disbursement of assets from EXP Systems, Inc., had one gain of $25,000 representing proceeds received from MediaPrise, Inc. in excess of the Fund’s complete write-off of

MVC CAPITAL, INC. (THE “FUND”)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

the investment in MediaPrise, Inc. during the fiscal year ended October 31, 2002, and had two return of capital disbursements from BS Management totaling approximately $2.7 million and a realized loss of approximately $322,000 and had a complete write-off of Cidera, Inc. of $3.75 million. The Fund also received early repayment of the infoUSA, Inc. promissory note with proceeds of $1,845,445, representing full repayment of the note and outstanding accrued interest.

      In connection with the Fund’s $5.05 million Credit Facility with Arcot Systems, Inc., the Fund also received warrants to purchase shares of Series E Convertible Preferred Stock of Arcot Systems, Inc., equal to 3% of the outstanding common stock on a fully diluted basis, at an exercise price of approximately $0.97 per share, as adjusted. The warrants expire on December 31, 2009.

      In connection with the Fund’s $5.05 million Credit Facility with Integral Development Corporation, the Fund also received warrants to purchase shares of Series C Convertible Preferred Stock of Integral Development Corporation (or a future round of Preferred Stock), equal to the number obtained by multiplying the outstanding common stock by 0.030928, at an exercise price equal to $0.70 per share. The warrants expire on December 31, 2009.

      As a result of the change in the composition of the Board of Directors, the Valuation Committee existing at the time of the change (the “Former Valuation Committee”) was replaced, with the new Board electing new members to serve on this committee (the “New Valuation Committee”). For the year ended October 31, 2003, the Former Valuation Committee and/or the new Valuation Committee of the Board of Directors marked down the value of the Fund’s investments in Actelis Networks, Inc. by $1.5 million, Arcot Systems, Inc. by $3.0 million, BlueStar Solutions, Inc. by $3.0 million, BS Management by $1.5 million, CBCA, Inc. by $11.5 million, Endymion Systems, Inc. by $2.0 million, Foliofn, Inc. by $3.0 million, Integral Development Corporation by $1.0 million, Ishoni Networks, Inc. by $2.5 million, Lumeta Corporation by approximately $237,000, Mainstream Data, Inc. by approximately $500,000, Phosistor Technologies, Inc. by $1.0 million, ProcessClaims, Inc. by approximately $940,000, PTS Messaging, Inc. (formerly Pagoo, Inc.) by approximately $170,000, SafeStone Technologies PLC by $1.5 million, Sonexis, Inc. by $6.5 million, Yaga, Inc. by $1.3 million, Vendio Services, Inc. (formerly AuctionWatch.com, Inc.) by approximately $600,000, 0-In Design Automation, Inc. by $3.0 million, and DataPlay Inc. by $2.25 million, and wrote-off all of the accrued interest from the DataPlay, Inc. Promissory Notes. At October 31, 2003, the fair value of all portfolio investments, exclusive of short-term securities, was $24.1 million with a cost of $146.5 million and at October 31, 2002 the fair value of all portfolio investments, exclusive of short-term securities, was $54.2 million with a cost of $133.9 million.

      At October 31 2003, all of the Fund’s investments in preferred stocks totaling $11.6 million (8.47% of net assets), investments in debt instruments totaling $12.5 million (9.10% of net assets), and investments in subordinated notes totaling $0, had been valued by the new Valuation Committee of the Board of Directors, in the absence of readily ascertainable market values. Because of the inherent uncertainty of valuation, these values may differ significantly from the values that would have been used had a ready market for the investments existed and the differences could be material.

      For the year ended October 31, 2002. During the year ended October 31, 2002, the Fund invested approximately $19,000,000 in four new companies, CBCA, Inc., Phosistor Technologies, Inc., Sygate, Inc. and 0-In Design Automation, Inc., made fourteen follow-on investments in AuctionWatch.com, Inc. (now Vendio Services, Inc.), BlueStar Solutions, Inc., DataPlay, Inc., IQdestination, Inc., Lumeta Corporation, ProcessClaims, Inc., and SafeStone PLC of approximately $10,006,000, had three portfolio company exit events with proceeds totaling approximately $9,955,000 and realized losses totaling approximately $14,834,000 in the sale of infoUSA.com to its parent entity, the disbursement of assets from EXP Systems, Inc., and the sale of Annuncio Software, Inc. to PeopleSoft, had one return of capital of approximately $2,430,000 from Pagoo, Inc. (now PTS Messaging, Inc.), and had four portfolio company write-offs with realized losses totaling approximately $18,637,000 in the irreversible dilution of equity in Personic Software, Inc., the filing of

MVC CAPITAL, INC. (THE “FUND”)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Chapter 7 of the US Code by InfoImage, Inc., the cessation of operations by IQdestination, Inc., and the cessation of operations by MediaPrise, Inc.

      At October 31 of 2002, all of the Fund’s investments in preferred stocks totaling $50.1 million (25.6% of net assets) and investments in subordinated notes totaling $4.1 million (2.09% of net assets), had been valued by the Former Valuation Committee of the Board of Directors, in the absence of readily ascertainable market values. Because of the inherent uncertainty of valuation, these values may differ significantly from the values that would have been used had a ready market for the investments existed and the differences could be material.

      For the year ended October 31, 2001. During the year ended October 31, 2001, the Fund invested approximately $28,200,000 in six new companies and made five follow-on investments in InfoImage, Inc., IQdestination, Inc., Pagoo.com, Inc. (now PTS Messaging, Inc.), Personic Software, Inc., and Yaga, Inc. of approximately $8,132,000. During the year ended October 31, 2001, there were no changes made or additions to the initial investments in Lumeta Corporation and MediaPrise, Inc.

      At October 31 of 2001, all of the Fund’s investments in preferred stocks totaling $90.9 million (35.7% of net assets) had been valued by the Former Valuation Committee of the Board of Directors, in the absence of readily ascertainable market values. Because of the inherent uncertainty of valuation, these values may differ significantly from the values that would have been used had a ready market for the investments existed and the differences could be material.

8.	Commitments and Contingencies

      The Fund rents office space at 287 Bowman Avenue, 3rd Floor, Purchase, New York 10577, under a lease which is scheduled to expire on November 30, 2005. Future payments under this lease total $71,025, with minimum payments of $14,343 from August 1, 2004 through October 31, 2004, $56,682 from November 1, 2004 through October 31, 2005, and $4,734 from November 1, 2005 through November 30, 2005. The building at 287 Bowman Avenue, Purchase, New York is owned by Phoenix Capital Partners, LLC, an entity which is 97% owned by Michael Tokarz, the Fund’s Chairman, Portfolio Manager, and Director.

      The Fund also extended a $5,000,000 senior secured credit facility to Octagon Credit Investors, LLC (“Octagon”). This credit facility expires on May 7, 2009 and bears interest at LIBOR plus 4%. Octagon has not yet drawn down on this facility.

9.	Certain Repurchases of Equity Securities by the Issuer

      During the nine months ended July 31, 2004, the Fund conducted a tender offer to acquire up to twenty-five percent (25%) of its outstanding shares of common stock at a per share cash purchase price equal to ninety-five percent (95%) of net asset value per share as of December 31, 2003, the day the offer expired. Based on a final count by the depositary for the tender offer in January 2004, 3,859,558 shares, or 23.9% of the Fund’s outstanding common stock, were tendered. Because less than 25% of the Fund’s shares were tendered, the Fund purchased all shares tendered. Each share accepted for purchase was purchased at a price of $8.18 resulting in a total disbursement from the Fund of $31,571,184. Repurchased shares are included in treasury stock on the Balance Sheet. Since completion of the tender offer, the Fund has 12,293,042 shares of common stock outstanding (excluding those held in treasury). The anti-dilutive effect of the tender offer totaled $1,659,610 or approximately $0.13 per share for all remaining shares after the tender offer.

      During the year ended October 31, 2003, the Fund repurchased 347,400 of its shares at an average price of approximately $8.28, excluding brokerage fees for the transactions executed on the open market of the NYSE. The Fund ceased repurchasing shares after the new Board was elected on February 28, 2003. The Fund’s repurchase of shares was conducted according to a written plan for the purpose of satisfying the

MVC CAPITAL, INC. (THE “FUND”)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

provisions set forth in Rule 10b5-1 and Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

10.	Management

      On November 6, 2003, Michael Tokarz assumed his position as Chairman, Portfolio Manager and Director of the Fund. As Portfolio Manager, Mr. Tokarz will be compensated by the Fund based upon his positive performance as the Portfolio Manager. Under the terms of his agreement with the Fund, the Fund will pay Mr. Tokarz an amount equal to the lesser of (a) 20% of the net income of the Fund for the fiscal year; or (b) the sum of (i) 20% of the net capital gains realized by the Fund in respect of the investments made during his tenure as Portfolio Manager; and (ii) the amount, if any, by which the Fund’s total expenses for a fiscal year were less than two percent of the Fund’s net assets (determined as of the last day of the period). Any payments to be made shall be calculated based upon the audited financial statements of the Fund for the applicable fiscal year and shall be paid as soon as practicable following the completion of such audit.

      On January 12, 2004, Frances Spark was appointed Interim Chief Financial Officer and Jackie Shapiro was appointed Secretary to the Fund.

      On March 29, 2004 at the Annual Shareholder meeting, the stockholders approved the election of Emilio Dominianni, Gerald Hellerman, Robert C. Knapp, Michael Tokarz, and Robert S. Everett to serve as members of the Board of Directors of the Fund and adopted an amendment to the Fund’s Certificate of Incorporation authorizing the changing of the name of the Fund from “meVC Draper Fisher Jurvetson Fund I, Inc.” to “MVC Capital, Inc.”

      On July 7, 2004 the Fund’s name change from “meVC Draper Fisher Jurvetson Fund I, Inc.” to “MVC Capital, Inc.” became effective.

      On July 16, 2004 the Fund commenced operations of MVC Financial Services, Inc., a wholly owned subsidiary of the Fund. Michael Tokarz is the sole director and President of MVCFS while Frances Spark serves as Secretary and Treasurer.

      For the year ended October 31, 2003, the Fund has managed its operations and investments internally. Previously, from commencement of operations through June 19, 2002, the Fund was charged a management fee by the Former Advisor at an annual rate of 2.5% of the average weekly net assets of the Fund, paid monthly in arrears. A portion of this fee was also used to pay the Former Sub-Advisor. The Former Advisor had entered into a sub-advisory agreement with the Former Sub-Advisor in which the Former Advisor paid the Former Sub-Advisor an annual investment sub-advisory fee equal to 1.0% of the Fund’s average weekly net assets, paid monthly in arrears. The sub-advisory fees were not an additional expense to the Fund. During the period November 1, 2001 to May 31, 2002, the Fund paid the Former Advisor $3.48 million in management fees who in turn distributed $1.51 million to the Former Sub-Advisor. During the year ended October 31, 2001, the Fund paid the Former Advisor $7.39 million in management fees who in turn distributed $2.96 million to the Former Sub-Advisor.

      The Former Advisor resigned without notice on June 19, 2002. As a result, the Fund’s board internalized the Fund’s operations, including management of the Fund’s investments, and the Fund began to pay its expenses directly. The previous 2.5% expense cap, the maximum amount of compensation to be paid to the Former Advisor, was terminated at the time of the Former Advisor’s resignation.

      The Fund determined that the Former Advisor had not paid certain vendors for services performed on behalf of the Fund, which it had agreed to pay. During the fiscal year ended October 31, 2003, the Fund paid or accrued $463,535 in expenses to those vendors. See Note 11, “Recovery of Expenses” for a discussion of legal action against the Former Advisor by Millenco L.P., a stockholder of the Fund, to recover certain advisory fees paid by the Fund to the Former Advisor.

MVC CAPITAL, INC. (THE “FUND”)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

11.	Recovery of Expenses

      On January 21, 2004, the Fund reached an agreement with the property manager at 3000 Sand Hill Road, Menlo Park, California to terminate its lease at such location as a result of the property manager’s ability to reach an agreement with a new tenant for the space. Under the terms of the agreement, the Fund bought-out its lease directly from the property manager, for an amount equal to $232,835. As a result, the Fund recovered approximately $250,000 of the remaining reserve established at October 31, 2003. Without the recovery of the reserve, the gross facilities expense for the nine months ending July 31, 2004 would have been approximately $258,250.

      On July 13, 2004, the Fund received $245,213 from the settlement of the case Millenco L.P. v. meVC Advisers, Inc. The cash received was the reimbursement of management fees and such cash was used to offset current year other expenses resulting in a balance of $182,838 at July 31, 2004. Without this recovery, the gross other expenses for the nine months ended July 31, 2004 would have been $428,051.

12.	Tax Matters

      Return of Capital Statement of Position (ROCSOP) Adjustment: During the nine months ended July 31, 2004, the Fund recorded a reclassification for permanent book to tax differences during the year ended October 31, 2003. The differences totaling $11,613,512 were primarily due to net operating losses, which for tax purposes cannot be used to offset future taxable income, under Subchapter M of the Internal Revenue Code. The net operating loss resulted in a net decrease in accumulated net investment loss, a net increase in accumulated net realized loss on investment transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

      On October 31, 2003, the Fund has a net capital loss carryforward of $37,689,502 of which $33,469,122 will expire in the year 2010 and $4,220,380 will expire in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains need not be distributed.

13.	Segment Data

      The Fund’s reportable segments are its investing operations as a business development company, MVC Capital, Inc. (“MVC”), and the financial advisory operations of its wholly owned subsidiary, MVC Financial Services, Inc. (“MVCFS”).

      The following table presents segment data for the nine months ended July 31, 2004:

	MVC	MVCFS	Consolidated

Interest and dividend income	1,876,852	—	1,876,852
Fee income	68,057	225,042	293,099
Other income	5,060	—	5,060
Total operating income	1,949,969	225,042	2,175,011
Total operating expenses	2,821,652	—	2,821,652
Net operating income (loss)	(871,683)	225,042	(646,641)
Net realized loss on investments	(21,397,019)	—	(21,397,019)
Net change in unrealized appreciation on investments	30,375,036	—	30,375,036
Net increase in net assets resulting from operations	8,106,334	225,042	8,331,376

      In all periods prior to July 16, 2004, all business was conducted through MVC Capital, Inc.

MVC CAPITAL, INC. (THE “FUND”)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

14.	Subsequent Events

      Effective August 1, 2004, the Fund granted Determine Software Inc. (“Determine”) a six month moratorium with regards to the payment of required principal installments. The Fund agreed that for the period commencing August 1, 2004 through and including January 1, 2005, Determine shall not be required to make scheduled payments of principal, but must continue to make payments of interest.

      On August 5, 2004, the Fund made an investment in Timberland Machines & Irrigation, Inc. (“Timberland”). The Fund has provided Timberland with a $6,000,000 Senior Subordinated Note and $4,500,000 in equity financing. This financing is being used in conjunction with Timberland’s purchase of the assets of The Sprinkler House and Timberland Machines divisions of Turf Products Corporation. The Senior Subordinated Note has a maturity date of August 5, 2009 and bears interest of 17%. The Fund also received warrants to purchase an additional 150 shares of Common Stock at a price of $10,000 per share. Michael Tokarz, Chairman of the Fund, and Puneet Sanan, an employee of the Fund, now serve as directors of Timberland.

      Timberland Machines has a floor plan financing program administered by Transamerica Commercial Finance Corporation. As is typical in this industry, under the terms of the dealer financing arrangement, Timberland guarantees the repurchase of product from Transamerica, if a dealer defaults on payment and the underlying assets are repossessed. The Fund has agreed to be a co-guarantor of this repurchase commitment, but its maximum potential exposure as a result of the guarantee is contractually limited to $0.5 million.

      On August 26, 2004, Affiliated Computer Services, Inc. (“ACS”) acquired the Fund’s portfolio company BlueStar Solutions, Inc (“BlueStar”) in a cash transaction. The Fund received approximately $4.5 million for its investment in BlueStar. The cash received includes contingent payments, to be held in escrow that may be received in late 2005 up to $459,000. The carrying value of the BlueStar investment was $3.0 million. The Fund realized a loss of approximately $8.9 million, which was offset by a decrease in unrealized loss by the same amount. The effect of the transaction on the Fund was an increase in assets by $1.1 million. After the sale, the Fund no longer held any investment in BlueStar.

      On August 30, 2004, the Fund entered into a transaction pursuant to which it received 602,131 Series A-1 preferred shares of DPHI, Inc. which purchased the assets of DataPlay, Inc. out of bankruptcy in late 2003. The Fund’s legal fees in connection with the transaction were approximately $20,000.

      On September 1, 2004, Mentor Graphics Corp. (“Mentor”) acquired the Fund’s portfolio company 0-In Design Automation, Inc (“0-In”). The Fund received 685,679 common shares of Mentor stock for its investment in 0-In. Of these shares approximately 82,293 will be held in escrow for a one year period. The 603,386 shares received at the time of the exchange had a market value of approximately $6.6 million. The Fund’s carrying value of the 0-In investment was $6.0 million. The effect of the transaction on the Fund was an increase in assets and unrealized gain of approximately $0.6 million. After the exchange, the Fund no longer held any investment in 0-In.

      On September 24, 2004, the Fund made an investment in Vitality Foodservice, Inc. (“Vitality”). The Fund has purchased from Vitality $10,000,000 of convertible preferred stock and $5,000,000 worth of common stock. This financing is being used to support the strategic buyout of Vitality by Goldner Hawn Johnson & Morrison. The convertible preferred stock has a liquidation date of September 24, 2011 and has a dividend rate of 13%.

      On October 14, 2004, the Board of Directors of the Fund declared a nonrecurring dividend distribution of $0.12 per share of common stock to shareholders of record at the close of business on October 22, 2004, payable on October 29, 2004.

      On October 28, 2004, the Fund entered into a new one-year, $20 million revolving credit facility (the “Credit Facility”) with LaSalle Bank National Association (the “Bank”). On October 28, 2004, the Fund

MVC CAPITAL, INC. (THE “FUND”)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

borrowed $10,025,000 under the Credit Facility. The proceeds from borrowings made under the Credit Facility are expected to be used for general corporate purposes. The Credit Facility will expire on October 31, 2005, at which time all outstanding amounts under the Credit Facility will be due and payable.

      Borrowings under the Credit Facility will bear interest, at the Fund’s option, at either a fixed rate equal to the LIBOR rate (for one, two, three or six months), plus a spread of 1.00% per annum, or at a floating rate equal to the Bank’s prime rate in effect from time to time, minus a spread of 1.00% per annum.

NOTE: THIS IS A COPY OF A REPORT PREVIOUSLY ISSUED BY ERNST & YOUNG LLP. THIS REPORT HAS NOT BEEN REISSUED BY ERNST & YOUNG LLP IN CONNECTION WITH FILING OF THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS IS A PART.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of MVC Capital

      We have audited the accompanying balance sheet, including the schedule of investments, of MVC Capital (the “Fund”) as of October 31, 2003, and the related statements of operations, shareholders’ equity and cash flows, and the selected per share data and ratios for the year then ended. These financial statements and selected per share data and ratios are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and selected per share data and ratios based on our audit. The financial statements of the Fund for the period ended October 31, 2002 and all other prior periods were audited by other auditors whose report expressed an unqualified opinion on those statements.

      We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per share data and ratios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of the MVC Capital at October 31, 2003, and the results of its operations, the shareholders’ equity and cash flows and the selected per share data and ratios for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

New York, New York

January 9, 2004, except for Note 13
which date is January 23, 2004